UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
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ALTERRA CAPITAL HOLDINGS LIMITED
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Alterra House
2 Front Street
Hamilton HM 11
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 2, 2011

          Notice is hereby given that the Annual General Meeting of Shareholders, which we refer to as the Meeting, of Alterra Capital Holdings Limited, which we refer to as Alterra Capital, will be held at Alterra House, 2 Front Street, Hamilton, Bermuda on May 2, 2011 at [__] p.m. Atlantic Time, for the following purposes:

1.	To elect four Class 2 directors of Alterra Capital.

2.	To ratify the appointment of KPMG, Hamilton, Bermuda, as the independent auditors of Alterra Capital for 2011 and authorize the board of directors to set the remuneration of the independent auditors.

3.

To approve the amended and restated bye-laws of Alterra Capital, which include provisions that: (i) declassify the board of directors of Alterra Capital; (ii) require shareholders to provide advance notice and significant information regarding shareholder nominations to the board of directors of Alterra Capital; and (iii) update and clarify various other matters contained therein.

4.

To authorize the approval of amended and restated bye-laws of various subsidiaries of Alterra Capital, which include provisions that: (i) declassify the board of directors of Alterra Bermuda; and (ii) update and clarify various other matters contained therein.

5.	To authorize the election of directors of various subsidiaries of Alterra Capital.

6.	To cast a non-binding advisory vote on a resolution approving Alterra Capital’s executive compensation.

7.	To cast a non-binding advisory vote on the frequency of Alterra Capital’s future executive compensation advisory votes.

8.	To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

          Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

          Only shareholders of record, as shown by the transfer books of Alterra Capital, at 5:00 p.m. Atlantic Time on February 28, 2011, will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

          IF YOU WERE A SHAREHOLDER OF RECORD ON FEBRUARY 28, 2011, PLEASE VOTE IN ONE OF THE FOLLOWING THREE WAYS WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING: (i) BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS; (ii) BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE; OR (iii) BY COMPLETING YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE PROXY STATEMENT. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THE PROXY CARD. IF NO INSTRUCTION IS GIVEN ON A PROPERLY SUBMITTED PROXY, YOUR SHARES WILL BE VOTED “FOR” ITEMS 1 THROUGH 6 IN THE PROXY AND “FOR” THE ONE YEAR OPTION FOR ITEM 7 IN THE PROXY. FOR FURTHER INFORMATION CONCERNING THE INDIVIDUALS NOMINATED AS DIRECTORS, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT ON THE FOLLOWING PAGES.

By order of the Board of Directors,

Carol S. Rivers
Secretary

March [_], 2011
Hamilton, Bermuda

ALTERRA CAPITAL HOLDINGS LIMITED
Alterra House
2 Front Street
Hamilton HM 11
Bermuda

PROXY STATEMENT
ANNUAL GENERAL MEETING OF STOCKHOLDERS

          Unless otherwise indicated or unless the context otherwise requires, all references in this Proxy Statement to “Alterra Capital,” “we,” “us,” “our” and similar expressions are references to Alterra Capital Holdings Limited. Unless otherwise indicated or unless the context otherwise requires, all references in this Proxy Statement to the names of our direct and indirect subsidiaries are as set forth in the Glossary of Names as set forth in Annex A to this Proxy Statement.

          This Proxy Statement is furnished in connection with the solicitation by the board of directors of Alterra Capital of proxies for use at the Annual General Meeting of Shareholders, which we refer to as the Meeting, of Alterra Capital to be held at Alterra House, 2 Front Street, Hamilton HM 11, Bermuda on May 2, 2011 at [__] Atlantic Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

          On or about March [__], 2011, Alterra Capital first sent a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to shareholders who hold common shares in “street name” through a bank, broker or other holder of record. On or about March [__], 2011, Alterra Capital first sent this Proxy Statement and the accompanying Notice of Annual General Meeting of Shareholders to registered shareholders and beneficial holders who had previously opted out of Notice delivery. On February 25, 2011, Alterra Capital filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which we refer to as the Annual Report, with the Securities and Exchange Commission, which we refer to as the SEC. All shareholders have the ability to access this Proxy Statement and the Annual Report by (i) accessing the website referred to in the Notice, (ii) accessing the website specified in the accompanying proxy card or (iii) requesting a printed set of these materials from us at no charge. Instructions on how to access these materials over the internet may be found in the Notice and the proxy card. To request a printed copy of these materials, please write to us at our principal executive offices located at the address above.

VOTING SECURITIES AND VOTE REQUIRED

          As of February 28, 2011, the record date for the determination of persons entitled to receive notice of and to vote at the Meeting, there were 105,151,190 common shares issued and outstanding, US$1.00 par value per common share, of Alterra Capital. The common shares are our only class of equity securities outstanding and entitled to vote at the Meeting or any and all adjournments or postponements thereof.

          Each common share held by a shareholder entitles such shareholder to one vote on each matter that is voted upon by poll at the Meeting or any adjournments or postponements thereof, subject to certain provisions of our bye-laws that reduce the total voting power of any United States, or U.S., shareholder owning, directly, indirectly or constructively 9.5% or more of the common shares to less than 9.5% of the total voting power of our capital stock. In addition, our board of directors may limit a shareholder’s voting rights where it deems it necessary to do so to avoid adverse tax, legal or regulatory consequences.

          The reduction of such voting power may have the effect of increasing another shareholder’s voting power to more than 9.5%, thereby requiring a corresponding reduction in such other shareholder’s voting power. Because the applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons, we request that any holder of common shares with reason to believe that it is a shareholder whose common shares constitute 9.5% or more of the voting power of Alterra Capital, each of which we refer to as a 9.5% Shareholder, contact us promptly so that we may determine whether the voting power of such holder’s common shares should be reduced. The board of directors of Alterra Capital may require any shareholder to provide information for the purpose of determining whether that shareholder’s voting rights should be adjusted. Our board of directors may disregard the votes attached to common shares of any holder who fails to respond to such a request or who, in its judgment, submits incomplete or inaccurate information. Our board of directors retains discretion to make such final adjustments that it considers fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the common shares of any shareholder to ensure that no person shall be a U.S. 9.5% Shareholder at any time.

          The presence, in person or by proxy, of the holders of more than 50% of the issued and outstanding voting common shares as of February 28, 2011, the record date of the Meeting, is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the votes cast at the Meeting will be required to approve proposals 1 through 6. Assuming that a quorum is present, the option of one year, two years or three years that receives the greatest number of the votes cast at the Meeting for proposal 7 will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.

          With regard to proposals 1 through 6, votes may be cast in favor of or against such proposals or shareholders may abstain from voting on such proposals. With regard to proposal 7, votes may be cast in favor of the option of one year, two years or three year or shareholders may abstain from voting on such proposal. Abstentions will be excluded entirely from the votes and will have no effect, except that abstentions and “broker non-votes” will be counted toward determining the presence of a quorum for the transaction of business.

SOLICITATION AND REVOCATION

          PROXIES IN THE FORM ATTACHED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ATTACHED PROXY CARD HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Such persons designated as proxies are officers of Alterra Capital. Any shareholder desiring to appoint another person to represent such shareholder at the Meeting may do so by inserting such person’s name in the blank space provided on the accompanying proxy card and delivering an executed proxy card to the Secretary of Alterra Capital at the address indicated above before the time of the Meeting. It is the responsibility of the shareholder appointing such other person to inform such person of this appointment.

          All common shares represented by properly submitted proxies that are not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in a properly submitted proxy, it will be voted FOR each of proposals 1 through 6 described herein and set forth on the accompanying proxy card, FOR the one year option in proposal 7 and in accordance with the proxy holder’s best judgment as to any other business as may properly come before the Meeting. If a shareholder appoints a person other than the persons named in the accompanying proxy card to represent such shareholder, such person should vote the common shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her.

          Proxy cards should be received by us prior to April 29, 2011 at 1:00 p.m. Atlantic Time. A shareholder may revoke a proxy at any time up to one hour prior to the commencement of the Meeting by filing a written revocation with the Secretary of Alterra Capital at our address set forth above, by delivering a properly submitted proxy card bearing a later date or by appearing in person and voting by ballot at the Meeting. A shareholder may vote the shareholder’s common shares in person even if the shareholder has submitted a proxy card.

PROPOSAL ONE

ELECTION OF DIRECTORS OF ALTERRA CAPITAL

          Four individuals are to be elected as Class 2 directors of Alterra Capital at the Meeting. Currently, Alterra Capital’s board of directors consists of 13 individuals, divided into three classes: Class 1 (three directors), Class 2 (four directors) and Class 3 (six directors). There is currently one Class 1 vacancy on our board of directors. As provided in our bye-laws, the term of the Class 2 directors will expire at the Meeting. The current Class 2 directors are Messrs. Willis T. King, Jr., James H. MacNaughton, Stephan F. Newhouse and Andrew H. Rush. Each of Messrs. King, MacNaughton, Newhouse and Rush is a nominee for election as a Class 2 director at the Meeting. Our board of directors has no reason to believe that any nominee will not continue to be a candidate or will not be able to serve as a director of Alterra Capital if elected. In the event that any nominee is unable to serve as a director, unless a proxy holder specifically withdraws its proxy, the proxy holders named in the accompanying proxy card have advised that they will vote for the election of such substitute or additional nominee(s) as our board of directors may propose.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

          Set forth below is biographical information concerning each nominee for election as a director of Alterra Capital, each person who is continuing as a director of Alterra Capital and each executive officer of Alterra Capital who is not a director, including each such individual’s age as of February 28, 2011, and each such individual’s principal occupation and the period during which such person has served as a director or officer of Alterra Capital. There is no family relationship between any of the nominees, directors and executive directors. Information about share ownership of each of the continuing directors, nominees and executive officers can be found in the section titled Security Ownership of Certain Beneficial Owners, Officers and Directors below.

Nominees for Director of Alterra Capital Whose Terms Will Expire at the Meeting

          Willis T. King, Jr., 66, has served as a director of Alterra Capital since September 1999 and was a director of Alterra Bermuda from September 1999 until May 2007. In August 2008, Mr. King was appointed Chairman of the Board of ACA Financial Guaranty Corporation, a monoline bond insurance company. Mr. King has been Chairman of First Protective Insurance Company since March 1998, Chairman of Fidelity Fire and Casualty Insurance Company since 2005 and a director of BCS Financial Corporation since 1998. From June 1999 to November 2001, Mr. King was Chairman of the Board and Chief Executive Officer of Highlands Insurance Group. From 1997 to June 1999, Mr. King was a Vice Chairman of Guy Carpenter & Co. From 1984 to 1997, Mr. King held various positions at Willcox, Inc., including Chairman and Chief Executive Officer. From 1987 to 1997, Mr. King was a director of Johnson & Higgins, which was subsequently merged into Marsh & McLennan. Mr. King holds both a BS and MA from Cornell University.

          Having served as the Chairman of several insurance entities, we believe that Mr. King brings significant experience and familiarity with the insurance industry to our board of directors. The managerial experience gained in these roles makes him well suited to his role as Chairman of the Compensation Committee. Mr. King brings pragmatic insight to the development of effective compensation models, succession planning and long-term company leadership.

          James H. MacNaughton, 60, has served as a director of Alterra Capital since May 2008 since August 2009 and serves as a director of certain other subsidiaries of Alterra Capital. Mr. MacNaughton retired from Rothschild Inc., a merchant bank, in March 2008 where he was a Senior

Advisor. He was a Managing Director and Global Partner of Rothschild from 2001 to 2007. From 1979 through 2000, he was at Salomon Brothers Inc. where he held a variety of positions including, for most of that time, Managing Director in Investment Banking. Mr. MacNaughton began his business career in 1973 at Republic National Bank of Dallas as Vice President and Commercial Lending Officer. He is a director of Primus Guaranty, Ltd. Mr. MacNaughton is a certified public accountant and is a member of the International Insurance Society, a member of the board of Public Television Channel WLIW 21 serving New York City and Long Island, New York and a member of the Deutsche Asset Management Insurance Advisory Council. Mr. MacNaughton holds both a BA and MBA from Southern Methodist University.

          With over three decades of experience at many of the leading financial services firms in the United States, we believe that Mr. MacNaughton’s contribution to our board of directors has been valuable. He brings a wealth of knowledge from, and provides critical insights into, the financial markets, positioning him well to serve as a member of our board of directors.

          Stephan F. Newhouse, 64, has been a director of Alterra Capital since May 2010 and served as a director of Harbor Point Limited, which we refer to as Harbor Point, from its inception in December 2005 until its amalgamation with Alterra Holdings in May 2010, which we refer to as the Amalgamation. From December 2003 until April 2005, Mr. Newhouse was the President of Morgan Stanley & Co. Incorporated, and from December 2003 until April 2005, he was the Chairman of Morgan Stanley International Inc., the holding company for all of Morgan Stanley’s non-North American subsidiaries. He joined Morgan Stanley in 1979, became a Managing Director in 1988 and Vice Chairman in 1997. From 2000 until December 2003, he was also Co-President and Chief Operating Officer of Morgan Stanley’s Institutional Securities and Investment Banking Group, which includes the global institutional equities, institutional fixed income and investment banking operations of Morgan Stanley. He was appointed to the management committee of Morgan Stanley in 1998. From 1975 to 1979, he worked in the investment banking division of the First Boston Corporation. Mr. Newhouse is on the Advisory Board of CM Capital Corporation, a private investment management company, and is a trustee of the Civil War Trust and The Pingry School. Mr. Newhouse holds a BA from Yale University and an MBA from the Harvard University Graduate School of Business Administration.

          With over thirty years of investment banking and capital experience, we believe Mr. Newhouse brings extensive management experience and knowledge of the insurance industry to our board of directors. This experience and industry knowledge makes him a valuable member of our board of directors.

          Andrew H. Rush, 53, has been a director of Alterra Capital since May 2010 and served as a director of Harbor Point from its inception in December 2005 until the Amalgamation. Since November 2004, he has been a Senior Managing Director of Diamond Castle Holdings, LLC, a private equity firm. He joined DLJ Merchant Banking Partners in 1989 and became a Managing Director of the firm in 1997. Prior to joining DLJ, he was a corporate attorney. He is a director of Checksmart Financial Company and Adhesion Holdings, Inc. and has served as a director of Accelent Holding Corp., AXIS Capital Holdings Limited, Doane Pet Care Enterprises, Inc., Nextel Partners, Inc., Groupe Neuf Telecom, Triax Communications, Inc., 360networks Corporation and other companies. Mr. Rush holds a BA, magna cum laude, from Wesleyan University, a juris doctorate, cum laude, from the University of Pennsylvania and an MBA, Dean’s List with Distinction, from The Wharton School of the University of Pennsylvania.

          Having been a private equity investor for 20 years including over 10 years of investing in the reinsurance and service on several public company boards of directors, we believe that Mr. Rush’s knowledge and experience in the insurance industry provides a clear benefit to our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES ABOVE.

Directors of Alterra Capital Whose Terms Continue After the Meeting

          W. Marston Becker, 58, has been Chief Executive Officer of Alterra Capital since October 2006 and a director of Alterra Capital since April 2004. Mr. Becker also holds various other positions with several of our subsidiaries. From 2002 until 2008, Mr. Becker was Chairman and Chief Executive Officer of the run-off for LaSalle Re Holdings Limited, a Bermuda reinsurance company. From 2002 to 2005, Mr. Becker led the restructuring and wind-down of Trenwick Group, Ltd., a Bermuda insurance company, as its Chairman and Chief Executive Officer. From 1996 to 1999, Mr. Becker was Chairman and Chief Executive Officer of Orion Capital Corporation until its sale in 1999 to Royal & SunAlliance, where he then served as Vice Chairman and a director of Royal & SunAlliance USA until 2000. Mr. Becker was President and Chief Executive Officer of an Orion Capital subsidiary from 1994 to 1996. From 2001 to 2004, Mr. Becker was non-executive Chairman of Hales & Company, a boutique insurance industry investment bank and private equity investor. Mr. Becker is Chairman and General Partner of West Virginia Media Holdings, which he co-founded in 2001. He is a director of Brickstreet Mutual Insurance Company and Selective Insurance Group, Inc. Mr. Becker is a certified public accountant and an admitted attorney in West Virginia. Mr. Becker holds both a BS and juris doctorate from the West Virginia University.

          Since becoming Alterra Capital’s Chief Executive Officer in 2006, following a two-year term as an independent director, Mr. Becker has directed Alterra Capital’s acquisition, integration and development of several platforms. We believe that Mr. Becker’s many years of experience in the industry combined with his intimate knowledge of all aspects of Alterra Capital’s business and history makes him well suited to serve on our board of directors.

          John R. Berger, 58, has been Vice Chairman of the board of directors and Chief Executive Officer of Reinsurance of Alterra Capital since May 2010. He served as the Chief Executive Officer and President of Harbor Point from its inception in December 2005 until the Amalgamation. Mr. Berger also holds various other positions with several of our subsidiaries. From August 1998 to December 2005, he was the Chief Executive Officer and President of Chubb Re, a division of The Chubb Corporation. From November 1983 to August 1998, he held various positions at F&G Re, a division of USF&G Corporation, including Chief Executive Officer and President. Following the acquisition of USF&G by The St. Paul Companies in April 1998 until August 1998, he was President of the North American Treaty operation of St. Paul Re and President of F&G Re. Prior to 1983, he was an underwriter at General Re Corporation and Prudential Reinsurance Company and was a professional basketball player/coach in Sion, Switzerland. Mr. Berger is a member of the board of directors of the Reinsurance Association of America. Mr. Berger holds an AB from Princeton University, an MBA from Rutgers University and is a Chartered Property Casualty Underwriter.

          With his extensive knowledge of the reinsurance and insurance industries and significant senior management experience, we believe Mr. Berger is a valuable asset to our board of directors and well suited to serve as our Vice Chairman.

          James D. Carey, 44, has been a director of Alterra Capital since May 2010 and served as a director of Harbor Point from March 2010 until the Amalgamation. Since 2005, he has served as a senior principal of Stone Point Capital LLC, a private equity firm that invests in the financial services industry. Prior to the formation of Stone Point in 2005, he was a principal of MMC Capital, Inc., the predecessor entity to Stone Point. Mr. Carey has an undergraduate degree from Boston College, a juris doctorate from Boston University and an MBA from Duke University’s Fuqua School of Business.

          Having worked in the private equity business for the last 13 years including serving on the boards of directors of Asset Allocation & Management Company, Cunningham Lindsey Group Limited, Lane McVicker, LLC, Lockton International Holdings Limited and Privilege Underwriters, Inc, we believe Mr. Carey brings an extensive background and expertise in the insurance and financial services industry making him an asset to our board of directors.

          K. Bruce Connell, 58, has served as a director of Alterra Capital since February 2007 and serves as a director of certain other subsidiaries of Alterra Capital. Mr. Connell retired in 2002 after spending 12 years with XL Group plc, an insurance and reinsurance company with executive offices in Bermuda. During his tenure with XL, Mr. Connell served as Executive Vice President and Group Underwriting Officer of XL Capital Ltd., Chief Executive Officer of XL Financial Products and Services Ltd., Executive Vice President and Chief Underwriting Officer of XL Re Ltd. (Bermuda) and Chief Underwriting Officer of XL Europe Ltd. From 1974 to 1990, Mr. Connell served in various underwriting positions at Royal Assurance Zurich, General Re Corporation and Trenwick Group, Ltd. Mr. Connell holds a BA from the University of South Florida and an MBA (Finance) from Georgia State University.

          Mr. Connell is an experienced insurance and reinsurance executive with over 30 years of experience in the industry. During this time, he has held positions ranging from underwriter to chief executive officer. We believe that the depth and breadth of his exposure to complex and innovative industry issues makes him a skilled advisor and a valued contributor to our board of directors.

          W. Thomas Forrester, 62, has been a director of Alterra Capital since May 2010. He served as a director of Harbor Point from January 2007 until the Amalgamation. From 1999 until March 2007, Mr. Forrester was the Chief Financial Officer of The Progressive Corporation, one of the largest automotive insurers in the United States. From 1984 until 1999, he served in various other positions with Progressive, including Treasurer, Policy Team Member, Central Division President, Commercial Lines President and CAIP Division President. He is a director of Cunningham Lindsay International Limited, the Federal National Mortgage Association (Fannie Mae) and The Navigators Group, Inc., and is a former director of Axis Capital Holdings Limited. Mr. Forrester holds a BA from Duke University and an MBA from the Tuck School of Business at Dartmouth College.

          With his insurance and financial reporting expertise and his experience as a member of various public and private boards of directors, we believe Mr. Forrester is a valuable contributor to our board of directors.

          Meryl D. Hartzband, 56, has been a director of Alterra Capital since May 2010 and served as a director of Harbor Point from its inception in December 2005 until the Amalgamation. She is the Chief Investment Officer of Stone Point Capital LLC, a private equity firm that invests in the financial services industry, and a member of the investment committees of the general partners of The Trident Funds. Prior to the formation of Stone Point in 2005, she was the Investment Director of MMC Capital, Inc., the predecessor entity to Stone Point. Before joining MMC Capital in 1999, Ms. Hartzband was a Managing Director at J.P. Morgan & Co., where she specialized in managing private equity investments in the insurance and financial services industries. Ms. Hartzband is a director of Wilton Re Holdings Limited and Sharebridge Holdings, Inc. Ms. Hartzband holds a BA from Cornell University and an MBA from the Columbia University Graduate School of Business.

          With her extensive background and expertise in the insurance and financial services industry and her experience serving on other boards of director, we believe Ms. Hartzband is a valuable contributor to our board of directors.

          Michael O’Reilly, 67, has been the Chairman of the board of directors of Alterra Capital since May 2010. He served as the Chairman of the board of directors of Harbor Point from March 2010 until the Amalgamation, and was the Deputy Chairman of the board of directors of Harbor Point from its inception in December 2005 to March 2010. From December 2002 to December 2008, he was Vice Chairman of The Chubb Corporation and from October 2002 to November 2008, he was Chief Financial Officer of Chubb. Mr. O’Reilly joined Chubb in 1969 as a securities analyst in the investment department, where he held various positions until he assumed the position of Chief Investment Officer in 1986. Mr. O’Reilly was elected as a director of Harbor Point by Chubb in accordance with Harbor Point’s bye-laws. Mr. O’Reilly holds a BS from New York University and an MBA from Pace University.

          With his experience includes serving as Vice Chairman and Chief Financial Officer of Chubb, one of the largest property and casualty insurance companies in the world, we believe his financial background and extensive knowledge of the insurance business makes him a significant contributor to our board of directors and well-suited to serve as our Chairman.

          Mario P. Torsiello, 55, has served as a director of Alterra Capital since March 2000 and was a director of Alterra Bermuda from March 2000 to May 2007. Since November 2001, Mr. Torsiello has been President and Chief Executive Officer of Torsiello Capital Advisors Inc. and Torsiello Securities, Inc. (and their predecessor companies), advisory and investment banking firms specializing in insurance, asset management and other financial services. From September 2000 to November 2001, Mr. Torsiello served as Managing Director and Head of North American Insurance Practice of Dresdner Kleinwort Wasserstein, Inc. (formerly known as Wasserstein Perella & Co. Inc.). From December 1999 to September 2000, Mr. Torsiello served as President and a director of INDC Group Inc., a California-based insurance company formed to offer a broad line of consumer orientated insurance products through the Internet. From 1987 to 1999, Mr. Torsiello was an investment banker at Salomon Smith Barney Inc., having served as Managing Director from 1995 and Co-Head of the Insurance Group from 1997 to 1999. Mr. Torsiello also served as a member of the firm’s Capital Commitments Committee from 1995 to 1999. Prior to joining Salomon Smith Barney Inc., Mr. Torsiello was a Senior Manager in KPMG’s New York insurance accounting and audit services unit. Mr. Torsiello is a member of the Board of Advisors of the Fordham College of Business Administration, a member of the Executive Committee of the President’s Council of Fordham University and a member and Chairman of the Audit Committee of the Board of Trustees of the New York School for the Deaf. Mr. Torsiello is a registered securities principal with the Financial Industry Regulatory Authority and the SEC, and is a certified public accountant. Mr. Torsiello holds a BS from Fordham University.

          As a seasoned financial leader with extensive investment banking experience in the insurance industry and an accounting background, we believe Mr. Torsiello adds significant value to the operations of our board of directors and is well suited to his role as Chairman of the Audit and Risk Management Committee.

          James L. Zech, 53, has served as a director of Alterra Capital since December 1999 and was a director of Alterra Bermuda from December 1999 to May 2007. He has been the President of High Ridge Capital, L.L.C., a private investment firm, since its formation in 1995. From 2005 through 2009, Mr. Zech was a partner in Northaven Management, Inc., a private investment firm focused on the financial services industry, and from 1992 to 1995, he was an investment banker at S.G. Warburg & Co., Inc., where he was responsible for forming the U.S. Insurance Group as part of S.G. Warburg & Co, Inc.’s worldwide financial institutions practice. From 1988 to 1992, Mr. Zech was a member of the Insurance Investment Banking Group of Donaldson, Lufkin & Jenrette Securities Corporation. He holds a BS from the University of Pennsylvania and a juris doctorate from the New York University School of Law.

          Mr. Zech brings a wealth of management and financial experience to our board of directors. As one of the longest serving board members of Alterra Capital, we believe his knowledge of our history and his professional standing in the investment community position him well to serve on our board of directors and well-suited to his role as the Chairman of our Nominating and Corporate Governance Committee.

Executive Officers Who Are Not Directors

Set forth below is biographical information concerning each executive officer who is not a director.

          D. Andrew Cook, 48, has been with Alterra Capital since May 2010 and has served as Executive Vice-President Business Development since the Amalgamation and President of Alterra Bermuda since October 2010. Mr. Cook also holds various other positions with several of our subsidiaries. From November 2001 to April 2006, he was the Chief Financial Officer of AXIS Capital Holdings Limited, a Bermuda insurance and reinsurance company. From January 2001 until November 2001, he served as Senior Vice President and Chief Financial Officer of Mutual Risk Management Limited. From 1999 to 2000, he worked as an independent consultant assisting clients in raising private equity capital. From 1993 to 1999, he served as Senior Vice President and Chief Financial Officer of LaSalle Re Holdings Limited.

          Peter A. Minton, 52, has been with Alterra Capital since April 2000 and has served as Executive Vice President and Chief Operating Officer since October 2006. Mr. Minton served as a director of Alterra Capital from July 2004 until May 2010. Mr. Minton also holds various other positions with several of our subsidiaries. Mr. Minton has been a director of Grand Central Re Limited, since 2006. From 1999 to 2000, Mr. Minton was Managing Director and Head of Fixed Income Research for Scudder Kemper Investments. From 1996 to 1999, Mr. Minton was a Senior Vice President of Investments at General Reinsurance Company. From 1991 to 1996, Mr. Minton held the position of Principal and Head of Fixed Income Strategy at Morgan Stanley & Co. Incorporated. From 1984 to 1991, Mr. Minton was Vice President and Portfolio Manager at CMB Investment Counselors. Prior to joining CMB Investment Counselors, Mr. Minton was a tax planner in the Tax Department of Ernst & Whinney between 1981 and 1984.

          Adam C. Mullan, 45, has been with Alterra Capital since November 2000 and has served as Chief Executive Officer of Alterra at Lloyd’s since October 2009. From 2006 until October 2009, Mr. Mullan was Chief Underwriting Officer, Reinsurance, of Alterra Bermuda. Mr. Mullan also holds various other positions with several of our subsidiaries. From 1997 to 2000, Mr. Mullan was Director/Underwriting Manager of ACE European Markets Insurance Limited and ACE European Reinsurance Limited. From 1992 to 1997, he served as Vice President of Marsh & McLennan Inc., and from 1987 to 1992, he was an Associate Director at Carpenter Bowring (London).

          Carol S. Rivers, 47, has been with Alterra Capital since May 2010 and has served as General Counsel and Secretary since then. She served as the General Counsel of Harbor Point from May 2006 and was appointed Secretary in June 2006, serving in each capacity until the Amalgamation. She is also the General Counsel and Secretary of our subsidiary, Alterra Bermuda. From August 2003 until March 2006, she was the General Counsel and Secretary of AXIS Capital Holdings Limited, a Bermuda insurance and reinsurance company. From 1993 to 2003, she was an attorney at Mayer Brown LLP, an international law firm based in Chicago, where she specialized in corporate securities matters and mergers and acquisitions. From 1987 to 1993, Ms. Rivers was an attorney at Kirkland & Ellis LLP, an international law firm based in Chicago, where she specialized in corporate securities matters and private equity transactions.

          Joseph W. Roberts, 40, has been with Alterra Capital since May 2002 and has served as Executive Vice President and Chief Financial Officer since April 2007. Mr. Roberts also holds various other positions with several of our subsidiaries. Mr. Roberts was appointed President of Grand Central Re Limited in April 2007. From 2001 until 2002, Mr. Roberts was a Vice President for Overseas Partners Re Ltd. From 1994 to 2001, Mr.

Roberts worked with KPMG, most recently as a Senior Manager, where he specialized in providing assurance-based services to the financial services sector. From 1987 to 1994, Mr. Roberts worked in public accounting in London, primarily with Moore Stephens. He holds a Fellowship at the Institute of Chartered Accountants in England and Wales.

          David F. Shead, 38, has been with Alterra Capital since June 2007 and has served as Chief Accounting Officer since December 2010. From June 2007 until December 2010, Mr. Shead was the Technical Accounting Officer of Alterra Capital. From 1998 until 2007, Mr. Shead worked with KPMG, most recently as a Senior Manager, specializing in the provision of assurance based services to the financial services sector.

          Susan Spivak Bernstein, 44, has been with Alterra Capital since January 2009 and has served as Senior Vice President for Investor Relations since then. Ms. Spivak Bernstein previously held the position of Senior Equity Research Analyst at Wachovia Securities, a company she joined in 2002. Before joining Wachovia, Ms. Spivak Bernstein was Senior Non-life Insurance Equities Research Analyst with ABN AMRO. She previously served as Vice President, Equities Research Analyst with Donaldson, Lufkin & Jenrette and as Equities Research Associate with First Boston Corporation. Ms. Spivak Bernstein is an officer and past President of the Association of Insurance and Financial Analysts.

          Stephen J. Vaccaro, Jr., 62, has been with Alterra Capital since December 2006 and has served as Chief Executive Officer of Alterra Excess & Surplus Insurance Company since April 2007. Mr. Vaccaro also holds various other positions with several of our subsidiaries. From June 2004 until March 2006, Mr. Vaccaro was President of the Specialty Underwriting Division of American Wholesale Insurance Group, where he was responsible for program operations and underwriting facilities. From 1995 to 2004, Mr. Vaccaro was President and Chief Operating Officer of the Essex Insurance Company, a subsidiary of the Markel Corporation, an international property and casualty holding company. Mr. Vaccaro started his career in 1970 in New York with Chubb and Son and has held various management positions over the years with AIG, Home Insurance Company and Industrial Indemnity Insurance.

          Kevin C. Werle, 47, has been with Alterra Capital since August 2008 and has served as Chief Risk Officer since then and Co-Chairman of the Asset/Liability—ERM Committee since May 2010. He has served as a director of ACS USA since November 2009. From 1998 until August 2008, Mr. Werle was Vice President responsible for risk management, information technology, and quantitative research for New England Asset Management, Inc. (NEAM), a unit of Berkshire Hathaway’s General Reinsurance Company. Before joining the Berkshire Hathaway organization in 1998, Mr. Werle was Managing Director and Chief Operating Officer of Hartford Investment Management Company and its affiliate, Hartford Investor Services, Inc. He previously served as Vice President and Director, Investment Systems, at Hartford Financial Services Group, as a Senior Manager, Financial Services, at Andersen Consulting and, early in his career, as a Systems Analyst/Programmer at CIGNA Investments. Mr. Werle is a Chartered Financial Analyst.

          Douglas M Worman, 43, has been with Alterra Capital since June 2010 and has served as Executive Vice President of Alterra Capital and Chief Executive Officer of Alterra Insurance USA Inc. since then. From December 2008 until June 2010, Mr. Worman served as President and Chief Executive Officer of Sharebridge Underwriting Group, an insurance intermediary serving private equity companies. Before joining Sharebridge, Mr. Worman was an executive at American International Group, including President and Chief Executive Officer of AIG Excess Casualty Group in 2008, and Senior Vice President and Zonal Executive for AIG’s Domestic Brokerage Group from 2006 until 2008.

Composition, Meetings and Committees of the Board of Directors

           Our board of directors currently has 13 members, 11 of whom the board of directors has affirmatively determined, by resolution of the board of directors as a whole, are not officers or employees of Alterra Capital or its subsidiaries or individuals having a relationship that, in our board of directors’ opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and are therefore considered “independent” in accordance with Nasdaq Global Select Market listing standards. The directors that our board of directors has determined to be independent in accordance with the foregoing standards are Ms. Hartzband and Messrs. Carey, Connell, Forrester, King, MacNaughton, Newhouse, O’Reilly, Rush, Torsiello and Zech. The position of Chairman is held by Mr. O’Reilly, an independent director. Mr. Becker serves as our Chief Executive Officer and Mr. Berger serves as our Vice Chairman and Chief Executive Officer of Reinsurance.

          At each regularly scheduled board meeting, the independent directors conduct an executive session without management directors or management present. Each of our Compensation Committee, Audit and Risk Management Committee, which we refer to as the ARMC, and Nominating and Corporate Governance Committee is composed solely of independent directors in accordance with Nasdaq rules.

          Our board of directors has established six committees, consisting of the ARMC; Compensation Committee; Executive Committee; Finance and Investment Committee; Nominating and Corporate Governance Committee; and Underwriting Committee. Our board of directors has adopted a charter for each of its committees, a current copy of each of which is available on our website at www.alterracap.com. The current members of the committees are identified in the table below:

Director	Audit and Risk Management Committee	Compensation Committee	Executive Committee	Finance and Investment Committee	Nominating and Corporate Governance Committee	Underwriting Committee

W. Marston Becker			X	X
John R. Berger						X (Chairman)
James D. Carey		X	X			X
K. Bruce Connell	X					X
W. Thomas Forrester	X
Meryl D. Hartzband				X	X
Willis T. King, Jr.		X (Chairman)				X
James H. MacNaughton				X	X
Stephan F. Newhouse		X		X
Michael O’Reilly			X (Chairman)	X (Chairman)
Andrew H. Rush	X			X	X
Mario P. Torsiello	X (Chairman)	X	X
James L. Zech	X				X (Chairman)

Total meetings in fiscal year 2010	6	7	1	4	3	2

Meetings

          Our board of directors met five times in fiscal year 2010. The number of meetings held by each of our committees in fiscal year 2010 is set forth in the table above. Each of our directors then in office attended in person, or by telephone from outside of the United States, at least 75% of the total number of meetings of the board of directors and any committee on which he or she served. It is our policy that directors are expected to attend the annual general meeting of shareholders in the absence of a scheduling conflict or other valid reason. All of our directors then in office attended in person the 2010 annual general meeting of shareholders held on August 3, 2010.

Audit and Risk Management Committee

          Each of the directors comprising the ARMC has been determined by our board of directors to be independent in accordance with Nasdaq Global Select Market listing standards and applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. The primary purpose of the ARMC is to assist the board of directors in overseeing (i) the integrity of our financial statements, (ii) our system of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by us, (iii) the independent auditor’s qualifications, independence and performance, (iv) the performance of our internal audit function and independent auditors and (v) our compliance with legal and regulatory requirements. The ARMC also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Each of Messrs. Forrester and Torsiello has been designated as an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002.

Compensation Committee

          The primary purpose of our Compensation Committee is to (i) discharge our board of directors’ responsibilities relevant to compensation of our Chief Executive Officer, (ii) review, approve and determine non-Chief Executive Officer remuneration, including cash compensation, incentive-compensation and equity-based compensation, (iii) produce a committee report on executive compensation and review the disclosures in the Compensation Discussion and Analysis as required by the SEC to be included in this Proxy Statement and (iv) administer our equity based compensation plans.

Executive Committee

          The Executive Committee may exercise the powers of the board of directors to act upon any matters that, in the opinion of the Chairman of our board of directors, should not be postponed until the next scheduled meeting of the board of directors. The Executive Committee is precluded from acting on matters that are (i) deemed impermissible for the Executive Committee to act upon by our memorandum of association and bye-laws, applicable law, regulation or stock exchange rules or (ii) properly reserved to the board of directors or to another committee of the board of directors. Actions or meetings by our Executive Committee have been limited due to the frequency of our board of directors’ meetings and the delegation of certain board responsibilities to other committees of our board of directors.

Finance and Investment Committee

          The primary purpose of our Finance and Investment Committee is to (i) oversee our board of directors’ responsibilities relating to our financial affairs and (ii) make recommendations to our board of directors in connection with our investment guidelines, investment asset allocations and financing activities. As part of this function, the Finance and Investment Committee also reviews and makes recommendations regarding our financing facilities, capital management, dividend policy and operating budgets.

Nominating and Corporate Governance Committee

          The primary purpose of our Nominating and Corporate Governance Committee is to (i) identify individuals qualified to become members of our board of directors, (ii) recommend to our board of directors individuals to serve as directors and on committees of our board of directors, (iii) advise our board of directors with respect to board composition, procedures and committees, (iv) evaluate and make recommendations to our board of directors with respect to the compensation of directors, (v) develop and recommend to our board of directors a set of corporate governance principles for us, (vi) oversee the evaluation of our board of directors and (vii) develop succession planning for our executive officers.

          The Nominating and Corporate Governance Committee reviews a variety of factors in considering candidates for our board of directors. We believe that our board of directors should encompass a broad range of experience, skills, expertise and industry knowledge. In addition, directors should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of Alterra Capital and our shareholders. In evaluating the suitability of candidates, our Corporate Governance Guidelines require that the Nominating and Corporate Governance Committee review the appropriate skills and characteristics required of directors in the context of the then current make-up of our board of directors, including such factors as business experience, skills in technology, finance, marketing, financial reporting and other areas that are expected to contribute our the effectiveness of our board of directors and knowledge in the industry in which we operate.

          The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders. There is no difference between the manner in which a director nominee is evaluated based on whether such nominee is recommended by the Nominating and Corporate Governance Committee or by a shareholder. Any shareholder wishing to nominate a candidate for director at a shareholders’ meeting must submit a proposal as described under Additional Information—Shareholder Proposals for Annual General Meeting of Shareholders in 2012 and otherwise comply with the advance notice provisions and information requirements contained in our bye-laws. The shareholder submission should be addressed to the Secretary of Alterra Capital at Alterra House, 2 Front Street Hamilton HM 11, Bermuda. There have been no modifications to the procedure by which security holders may recommend nominees since we last provided this disclosure.

Underwriting Committee

Our Underwriting Committee was established in May 2010. The primary purpose of the Underwriting Committee is to (i) establish, review and monitor our underwriting strategies, policies and procedures, (ii) review and monitor our underwriting performance (iii) review our outward bound reinsurance programs and practices and (iv) oversee our entry into new lines of business and underwriting initiatives.

Shareholder Communications

          We have adopted a formal process by which shareholders may communicate directly to directors, in which any communication sent to a director or directors in care of the Secretary of Alterra Capital at Alterra House, 2 Front Street Hamilton HM 11, Bermuda is forwarded to the specified director or directors. There is no screening process, other than to confirm that the sender is a shareholder, and all shareholder communications that are received by the Secretary of Alterra Capital for the attention of a director or directors are forwarded to the director or directors, with a copy to the chairman of the ARMC.

Board Leadership Structure and Role in Risk Oversight

          We separate the roles of Chief Executive Officer and Chairman in recognition of the important differences between the two roles. Our Chief Executive Officer, Mr. Becker, is responsible for setting our strategic direction, day to day leadership and performance, while the Chairman of the Board of Directors, Mr. O’Reilly, provides guidance to the Chief Executive Officer and sets the agenda for and presides over our board of directors meetings. Our Chief Executive Officer serves on our board of directors, which we believe helps to serve as a bridge between management and our board of directors, ensuring that both groups act with a common purpose. We believe that Mr. Becker’s presence on our board of directors enhances his ability to provide insight and direction on important strategic initiatives to both management and the independent directors and, at the same time, ensures that the appropriate level of independent oversight is applied to all decisions by our board of directors.

          Although our board of directors has ultimate responsibility with respect to risk management oversight, primary responsibility for oversight of certain areas has been delegated to the ARMC. The ARMC is charged with, among other matters, overseeing risks attendant to (i) our system of disclosure controls and procedures, (ii) internal controls over financial reporting, (iii) compliance with legal and regulatory requirements and (iv) performance of our internal audit functions and independent auditors. The ARMC considers the steps management has taken to monitor and control such risks, including our risk assessment and risk management policies. In addition, each of our board committees considers the risks within its area of responsibilities. For example, our Compensation Committee considers risks that may be implicated by our executive compensation programs or Finance and Investment Committee monitors our investment portfolios and our Underwriting Committee monitors our ceded reinsurance programs.

Change in Control

          On March 3, 2010, Alterra Capital, Alterra Holdings and Harbor Point entered into an amalgamation agreement, which we refer to as the Amalgamation Agreement, pursuant to which Alterra Holdings amalgamated with Harbor Point, effective May 12, 2010, which we refer to as the Amalgamation. Under the terms of the Amalgamation Agreement, holders of Harbor Point common shares each received a fixed exchange ratio of 3.7769 Alterra Capital common shares for each Harbor Point common share. Alterra Capital issued 62,479,273 common shares to former holders of Harbor Point Class A voting common shares in accordance with the Amalgamation Agreement. Following the consummation of the Amalgamation, the former holders of Harbor Point common shares owned approximately 52% of Alterra Capital’s outstanding common shares.

Security Ownership of Certain Beneficial Owners, Officers and Directors

          The following table sets forth information as of February 28, 2011, with respect to the beneficial ownership, as defined in Rule 13(d) under the Exchange Act, of our common shares and the applicable voting rights attached to such share ownership in accordance with our bye-laws by (i) each person known by us to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of our outstanding common shares, (ii) each director and nominee for director, (iii) each named executive officer (as defined below under “Compensation Discussion and Analysis”) and (iv) all executive officers, directors and director nominees as a group. As of February 28, 2011, there were 105,151,190 common shares issued and outstanding. For purposes of the following table and the footnotes thereto, the term “currently exercisable” means exercisable as of February 28, 2011 or within 60 days following such date but are not deemed to be outstanding for purposes of calculating the percentage of ownership of any other beneficial owner.

Name and Address of Beneficial Owner (1)	Number of Common Shares		Percent of Class (2)

The Trident Funds	13,314,193	(3)	12.1%
c/o Stone Point Capital LLC
20 Horseneck Lane
Greenwich CT 06853

The Chubb Corporation (“Chubb”)	12,424,395	(4)	11.3%
15 Mountain View Road
Warren, NJ 07059

JPMP Capital Corp. (“JPMP”) and related entities	8,498,020	(5)	8.1%
270 Park Avenue
New York, NY 10017

Louis Moore Bacon	5,123,325	(6)	4.9%
Moore Holdings, L.L.C. (“Moore Holdings”)
1251 Avenue of the Americas, 53 rd Floor
New York, NY 10020

Entities affiliated with Moore Capital Management, L.L.C. (“Moore Capital”)	2,525,749	(7)	2.4%
(other than Moore Holdings, L.L.C.)
1251 Avenue of the Americas, 53 rd Floor
New York, NY 10020

W. Marston Becker	547,163	(8)	*

Joseph W. Roberts	41,947	(9)	*

Peter A. Minton	468,507	(10)	*

John R. Berger	865,680	(11)	*

Adam Mullan	17,048	(12)	*

Angelo Guagliano	195,565	(13)	*

James D. Carey	13,314,193	(14)	12.1%

K. Bruce Connell	14,000	(15)	*

W. Thomas Forrester	0	(16)	*

Meryl D. Hartzband	13,314,193	(17)	12.1%

Willis T. King, Jr.	72,000	(18)	*

James H. MacNaughton	8,000	(19)	*

Stephan F. Newhouse	124,409	(20)	*

Michael O’ Reilly	10,000	(21)	*

Andrew Rush	3,776,899	(22)	3.6%

Mario P. Torsiello	30,000	(23)	*

James L. Zech	369,102	(24)	*

All directors, nominees, and executive officers, as a group (23 persons)	20,283,501	(25)	18.7%

*	Less than 1%

	(1)	Unless otherwise stated, the address for each beneficial owner is c/o Alterra Capital Holdings Limited, Alterra House, 2 Front Street, Hamilton HM 11, Bermuda.

(2)

Computed on the basis of (i) 105,151,190 common shares outstanding as of February 28, 2011, plus (ii) options exercisable within 60 days thereafter and (iii) warrants exercisable within 60 days thereafter. Our bye-laws reduce the total voting power of any U.S. shareholder owning, directly or indirectly, beneficially or otherwise, as described in our bye-laws, 9.5% or more of the common shares to less than 9.5% of the total voting power of our capital stock unless otherwise waived at the discretion of the board of directors.

(3)

Consists of (i) 201,131 common shares held of record or beneficially by Trident III Professionals Fund, L.P. (“Trident III PF”), (ii) warrants to acquire 114,814 common shares held by Trident III PF, (iii) 8,264,544 common shares held of record or beneficially by Trident III, L.P. (“Trident III”) and (iv) warrants to acquire 4,733,704 common shares held by Trident III. Stone Point GP Ltd. (“SP GP”) is the sole general partner of Trident III PF. Trident Capital III, L.P. (“Trident Cap III”) is the sole general partner of Trident III. Stone Point Capital LLC (“SP LLC”) is the manager of Trident III PF and Trident III.

(4)	Includes warrants to acquire 4,870,595 common shares.

(5)

Consists of (i) 4,259,704 common shares held of record or beneficially by J.P. Morgan Partners (BHCA), L.P., (ii) 57,329 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Cayman) II, L.P., (iii) 617,957 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Cayman) III, L.P., (iv) 415,258 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Cayman) IV, L.P., (v) 512,646 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Cayman), L.P., (vi) 201,675 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Cayman/Selldown) III, L.P., (vii) 144,054 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Cayman/Selldown) IV, L.P., (viii) 116,222 common shares held of record or beneficially by J.P. Morgan Partners Global Investors A, L.P., (ix) 28,576 common shares held of record or beneficially by J.P. Morgan Partners Global Investors, L.P., (x) 1,200,374 common shares held of record or beneficially by J.P. Morgan Partners Global Investors (Selldown) II-A, L.P. and (xi) 944,225 common shares held of record or beneficially by Bear Growth Capital Partners, L.P. (“Bear Growth”). JPMP, a wholly owned subsidiary of JPMorgan Chase & Co., is the indirect general partner of each of the foregoing entities other than Bear Growth. (JPMP Master Fund Manger, L.P. is the direct general partner of J.P. Morgan Partners (BHCA), L.P. and JPMP Global Investors, L.P. is the direct general partner of all other such entities) and exercises voting and dispositive power with respect to all such entities. BGCP GP, LLC, an indirect wholly owned subsidiary of JPMorgan Chase & Co., is the general partner of Bear Growth. Voting and disposition decision at JPMP Capital Corp. and BGCP, LLC are made by three or more of its officers, and therefore, no individual officer at JPMP Capital Corp, or BGCP GP, LLC is the beneficial owner of the securities.

(6)

Includes warrants to acquire 184,974 common shares beneficially owned by Moore Holdings that are currently exercisable. Does not include (i) 1,788,600 common shares beneficially owned by Moore Macro Fund, LP, which we refer to as Moore Macro or (ii) 737,149 common shares beneficially owned by Kendall Family Investments, LLC, which we refer to as Kendall. Does not include 237,333 common shares owned by family members of Mr. Louis Bacon including 202,000 common shares owned by Mr. Zack Bacon, his brother and one of our former directors. Mr. Louis Bacon, as the controlling member of Moore Holdings, may be deemed to beneficially own the common shares and warrants to acquire common shares beneficially owned by Moore Holdings.

(7)

Consists of (i) 1,788,600 common shares held of record or beneficially by Moore Macro and (ii) 737,149 common shares held of record or beneficially by Kendall. Mr. Louis Bacon (i) indirectly controls the limited liability company that serves as general partner of Moore Macro and (ii) is the majority equity holder of Kendall. As a result, Mr. Louis Bacon may be deemed to be the beneficial owner of the aggregate shares held of record or beneficially by Moore Macro and Kendall. Does not include 4,938,351 common shares or warrants to acquire 184,974 common shares beneficially owned by Moore Holdings as described in footnote 5.

(8)

Includes (i) 2,000 common shares owned by the Becker Family Limited Partnership, of which Mr. Becker is a controlling partner, (ii) 335,000 common shares issuable upon the exercise of options issued under our incentive plans that are currently exercisable and (iii) 1,128 common shares under our Employee Stock Purchase Plan, which we refer to as the ESPP, that remain subject to transfer restrictions. Does not include 245,210 shares of restricted stock issued under our incentive plans that remain subject to vesting provisions.

(9)	Includes 12,090 common shares issuable upon the exercise of options that are currently exercisable. Does not include 98,286 shares of restricted stock that remain subject to vesting.

(10)

Includes (i) 80,000 common shares issuable upon the exercise of options that are currently exercisable and (ii) warrants to acquire 44,167 common shares that are currently exercisable. Does not include 125,217 shares of restricted stock that remain subject to vesting.

(11)

Includes (i) 321,036 common shares issuable upon the exercise of options that are currently exercisable, (ii) warrants to acquire 72,311 common shares that are currently exercisable, (iii) 49,100 common shares that will vest within 60 days of February 28, 2011 and (iv) 80,259 common shares issuable upon the exercise of options that become exercisable within 60 days of February 28, 2011. Does not include 180,044 shares of restricted stock that remain subject to vesting.

(12)	Does not include (i) 39,840 shares of restricted stock that remain subject to vesting and (ii) 26,801 restricted stock units that remain subject to vesting.

(13)	Includes 20,565 common shares issuable upon the exercise of options that are currently exercisable.

(14)

Consists of (i) 201,131 common shares held of record or beneficially by Trident III PF, (ii) warrants to acquire 114,814 common shares held by Trident III PF, (iii) 8,264,544 common shares held of record or beneficially by Trident III and (iv) warrants to acquire 4,733,704 common shares held by Trident III. SP GP is the sole general partner of Trident III PF. Trident Capital III is the sole general partner of Trident III. SP LLC is the manager of Trident III PF and Trident III. Mr. Carey is a member and a senior principal of SP LLC, a member and a director of SP GP, and a member of the investment committee and the owner of one of the five general partners of Trident Cap III. Mr. Carey disclaims beneficial ownership of the common shares held of record or beneficially by Trident III PF or Trident III, except to the extent of any pecuniary interest therein. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(15)	Includes 4,000 common shares owned by Mr. Connell’s wife. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(16)	Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(17)

Consists of (i) 201,131 common shares held of record or beneficially by Trident III PF, (ii) warrants to acquire 114,814 common shares held by Trident III PF, (iii) 8,264,544 common shares held of record or beneficially by Trident III and (iv) warrants to acquire 4,733,704 common shares held by Trident III. SP GP is the sole general partner of Trident III PF. Trident Capital III is the sole general partner of Trident III. SP LLC is the manager of Trident III PF and Trident III. Ms. Hartzband is a member and a chief investment officer of SP LLC, a member and a director of SP GP, and a member of the investment committee and the owner of one of the five general partners of Trident Cap III. Ms. Hartzband disclaims beneficial ownership of the common shares held of record or beneficially by Trident III PF or Trident III, except to the extent of any pecuniary interest therein. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(18)

Includes 2,000 common shares issuable upon the exercise of options issued under our incentive plans that are currently exercisable. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(19)	Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(20)

Includes warrants to acquire 48,871 common shares that are currently exercisable. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(21)	Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(22)

Consists of (i) 39,929 common shares held of record or beneficially by Deal Leaders Offshore Fund, L.P. and (ii) 3,3736,970 common shares held of record or beneficially by Diamond Castle Partners IV Offshore Fund, L.P. DCP IV GP Offshore Fund, L.P. is a general partner of Deal Leaders Offshore Fund, L.P. and Diamond Castle Partners IV Offshore Fund, L.P. DCP IV GP-GP Offshore Fund, Inc. is a general partner of DCP IV GP Offshore Fund, L.P., and Mr. Rush is a director of DCP IV GP-GP Offshore Fund, Inc. Mr. Rush disclaims beneficial ownership of the common shares held of record or beneficially by Deal Leaders Offshore Fund, L.P. and Diamond Castle Partners IV Offshore Fund, L.P., except to the extent of any pecuniary interest therein. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting restrictions.

(23)

Includes 8,000 common shares issuable upon the exercise of options issued under our incentive plans that are currently exercisable. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting provisions.

(24)

Includes (i) 8,000 common shares issuable upon the exercise of options issued under our incentive plans that are currently exercisable and (ii) 188,538 common shares held in trust for the benefit of family members. Does not include 4,000 shares of restricted stock issued under our incentive plans that remain subject to vesting provisions.

(25)

Includes (i) warrants that are currently exercisable to acquire 5,036,464 common shares, (ii) options to acquire 1,202,093 common shares that are currently exercisable (iii) 49,100 shares of restricted stock that vest within 60 days of February 28, 2011 (iv) options to acquire 80,259 common shares that vest within 60 days of February 28, 2011 and (v) 2,227 common shares issued under our ESPP that remain subject to transfer restrictions. Does not include (A) options to acquire 33,993 common shares that are not currently exercisable, (B) 1,062,232 shares of restricted stock issued under our incentive plans that remain subject to vesting provisions, (C) 26,801 restricted stock units issued under our incentive plans that remain subject to vesting provisions, (D) holdings by Mr. Guagliano who is a named executive officer but retired effective May 31, 2010 and (E) holdings by Ms. Hartzband pursuant to Instruction 5 of Item 403 of Regulation S-K.

Certain Relationships and Related Transactions

Policies and Procedures Dealing with the Review, Approval and Ratification of Related Party Transactions

          In February 2008, our board of directors adopted a written policy for the review, approval and ratification of transactions with related persons. The policy covers related party transactions between us and any of our executive officers and directors or their respective affiliates, director nominees, 5% security holders or family members of any of the foregoing. Related party transactions covered by this policy are reviewed by the ARMC to determine whether the transaction is in our best interests and the best interests of our shareholders.

          Described below are transactions that we have entered into with parties that are related to us. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Transactions and Relationships with Significant Shareholders, Directors and their Affiliates

          As of December 31, 2010, we had approximately $11.6 million invested in funds managed directly by Moore Capital, one of our shareholders. For the year ended December 31, 2010, we paid management and incentive fees to Moore Capital in the amount of $0.6 million in respect of these invested assets.

          Asset Allocation and Management Company, L.L.C., which we refer to as AAM, provides asset management services to us pursuant to an agreement dated June 26, 2003. Each of Mr. Carey and Ms. Hartzband, current directors of Alterra Capital, is a member of the investment committee of, and the owner of one of the five general partners of, the sole general partner of Trident IV L.P., a private equity fund managed by Stone Point Capital LLC Trident IV L.P. owns a majority of the equity of AAM and Mr. Carey is the chairman of the board of directors of AAM. For the year ended December 31, 2010, we paid fees to AAM in the amount of $0.6 million.

          On February 10, 2011, we entered into a privately negotiated share purchase agreement with Moore Holdings and Moore Macro to purchase 2,273,050 of our common shares from Moore Holdings and Moore Macro. We agreed to purchase the common shares at a price of $22.00 per share, which was the closing price of our common shares on February 10, 2011. The transaction closed on February 16, 2011.

          As an insurer and reinsurer with clients worldwide, in the ordinary course of business, we enter into insurance and reinsurance transactions from time to time with entities affiliated with our directors.

Transactions with Grand Central Re

          We own 7.5% of the ordinary shares of Grand Central Re Limited, which we refer to as Grand Central Re, a reinsurance company managed by Alterra Managers. Mr. Minton, our Chief Operating Officer, is a director of Grand Central Re, and Mr. Roberts, our Chief Financial Officer, is President of Grand Central Re. For the year ended December 31, 2010, we received fees in the amount of $0.1 pursuant to an insurance management agreement dated as of May 10, 2001 between Alterra Managers and Grand Central Re.

          Alterra Bermuda entered into a quota share retrocession agreement with Grand Central Re, effective as of January 1, 2002, that required each of Alterra Bermuda and Grand Central Re to retrocede a portion of their respective gross premiums written from certain transactions to the other party in order to participate on a co-insurance basis. Effective January 1, 2004, the quota share arrangement with Grand Central Re was amended to suspend any new business.

Shareholders’ Agreements and Registration Rights

          Pursuant to a shareholders’ agreement dated as of December 22, 1999, Moore Holdings was entitled to require us to register their holdings of our common shares under the Securities Act of 1933, as amended. Moore Holdings was permitted to demand registrations subject to certain conditions set forth therein. The shareholders’ agreement also provided certain shareholder piggyback rights to include their common shares in registration statements covering common shares to be offered by Alterra Capital or other shareholders, subject to cutbacks as further described in the shareholders’ agreement. In connection with the Amalgamation, on March 3, 2010, Alterra Capital, Moore Holdings and Moore Global Investments, Ltd., which we refer to as MGI entered into a consent, termination and release agreement with respect to this shareholders’ agreement, pursuant to which the parties agreed, effective as of the consummation of the Amalgamation, to (i) terminate this existing shareholders’ agreement as it pertains to their rights and obligations thereunder and (ii) consent to Alterra Capital granting certain registration rights to Harbor Point shareholders.

          Upon the consummation of the Amalgamation on May 12, 2010, Alterra Capital entered into a registration rights agreement with each of Moore Holdings, MGI, Remington Investment Strategies, L.P., which we refer to as Remington, Chubb and the Trident Funds, whereby each shareholder is entitled to require us to file a registration statement covering the offering and sale of all or any portion of its Alterra Capital common shares subject to the registration rights agreement, which we refer to as the registerable securities, and use commercially reasonable efforts to effect, as expeditiously as possible, the registration of the registerable securities. Each party to the registration rights agreement holding registerable securities will have ten business days from receipt of our notice of any such demand registration to request that we register its registerable securities in such demand registration.

          Under the registration rights agreement, we may avoid a demand registration if (i) the aggregate gross proceeds expected to be received from the sale of the registerable securities requested to be included in such demand registration is less than $25 million; (ii) more than two demand registrations are made by each of (a) MGI, Remington and Moore Holdings and their affiliates, (b) The Trident Funds and their affiliates and (c) Chubb and its affiliates; or (iii) more than one demand registration is made within any four-month period is made. The registration rights agreement also provides certain shareholder piggyback rights to include their shares in registration statement covering common shares to be offered by Alterra Capital, subject to cutbacks as further described in the registration rights agreement.

Warrant Waivers

          In connection with the Amalgamation, on May 12, 2010, we entered into amendments and restatements of each of the warrants held by Moore Holdings, to cause the anti-dilution provisions in such warrants to be amended to conform to the anti-dilution provisions set forth in the warrants held by Harbor Point founders. Among other things, the amended and restated warrants entitle Moore Holdings to receive, in the event of any cash dividends by us, an adjustment to the warrant exercise price and the number of common shares issuable upon exercise of such warrants or, in lieu of such adjustments, cash upon exercise in an amount that Moore Holdings would have been entitled to receive had it exercised its warrants immediately prior to the record date for such cash dividend.

          Because of a “most favored nation” provision in the warrants held by certain of our employees (including Mr. Minton), such employees are entitled to the same amendments as are made to the Moore Holdings amended and restated warrants. On March 3, 2010, Mr. Minton agreed to waive the right to receive an adjustment to the exercise price and number of common shares issuable upon exercise of his warrants in connection with the payment of cash dividends. Instead, pursuant to the terms of this waiver, in the event of the payment of any cash dividends, Mr. Minton will only be entitled to cash payments at the time of exercise in the amount he would have received had he exercised his warrants immediately prior to the record date for such cash dividends.

Waiver of Equity Vesting

          In connection with the Amalgamation, equity awards for Messrs. Becker, Roberts, Minton, Guagliano and Mullan evidencing stock options, restricted stock or restricted stock units (with the exception of those equity awards granted after December 31, 2009) would have vested on May 12, 2010. Notwithstanding this right to accelerated vesting, each of Messrs Becker, Roberts, Minton, Guagliano and Mullan agreed to waive 100% of the accelerated vesting of these equity awards, which we refer to as the affected awards. As a result, the affected awards did not vest in connection with the Amalgamation and will remain subject to their original vesting requirements, except that all affected awards will become fully vested upon the applicable named executive officer’s death or termination of employment without “Cause” or due to “Disability,” or by the named executive officer for “Good Reason” (as those terms are defined in the applicable named executive officer’s employment agreement or in the applicable incentive plan). In the event of the named executive officer’s Retirement (as defined in the applicable incentive plan or the award agreement), the affected awards will continue to vest in accordance with their current terms.

          Notwithstanding his entry into the vesting waiver agreement discussed above, Mr. Guagliano resigned effective May 31, 2010 pursuant to Section 6(d) of his employment agreement with Alterra Bermuda. As a result, all of Mr. Guagliano’s affected awards vested on that date.

Lock-Up Agreements

          In connection with the Amalgamation Agreement, on March 3, 2010, Alterra Capital and Harbor Point entered into lock-up agreements with our directors, members of senior management and certain significant shareholders.

          Each shareholder executing a lock-up agreement agreed that for a period beginning on March 3, 2010 and ending November 8, 2010, such shareholder would not offer or agree to, directly or indirectly sell, transfer, assign or otherwise dispose of or enter into any derivative, hedging or other similar agreement with respect to or related to, any common shares, options or warrants owned by such person, subject to certain customary exceptions. Each such shareholder also agreed to be bound by the non-solicitation provisions of the Amalgamation Agreement.

Indemnification Agreements

          We have entered into indemnification agreements with certain former directors, our current directors and certain current and former officers, pursuant to which, among other things, we have agreed to provide contractual indemnification that supplements the indemnification contained in our bye-laws and to indemnify and provide advancement of expenses to such directors and officers in respect of all liabilities paid in settlement of or in connection with any claim based on the fact that such director or officer is, or was, a director or officer.

Compensation Discussion and Analysis

          This Compensation Discussion and Analysis describes our 2010 compensation program for our named executive officers, including our compensation philosophy, program structure, and the reasons for our compensation decisions. For 2010, our named executive officers were determined to be our Chief Executive Officer, our Chief Financial Officer, our three most highly compensated executive officers for 2010 other than our Chief Executive Officer and our Chief Financial Officer, and our former Chief Executive Officer of Alterra Bermuda:

Named Executive Officer	Position

W. Marston Becker	Chief Executive Officer
Joseph W. Roberts	Executive Vice President and Chief Financial Officer
Peter A. Minton	Executive Vice President and Chief Operating Officer
John R. Berger	Chief Executive Officer, Reinsurance
Adam C. Mullan	Chief Executive Officer of Alterra at Lloyd’s
Angelo M. Guagliano	Former Chief Executive Officer of Alterra Bermuda

Compensation Philosophy and Objectives

          To accomplish our primary strategic objective of increasing shareholder wealth over the long term, our Compensation Committee believes that:

•	we should hire above average talent and provide above average compensation for above average productivity and results. We strive to do more with fewer people;

•	our compensation program must be competitive with peer companies in our industry in order to ensure that we can attract, retain and motivate the key individuals necessary to lead our company;

•	the most effective compensation program is one that rewards the achievement of both short-term and long-term goals and that aligns the interests of our executives with those of our shareholders;

•	short-term compensation should be comprised of a mix of base salary and an annual bonus opportunity that links pay with performance results; and

•	long-term compensation should be comprised of equity awards to ensure sustained alignment with shareholders’ interests.

          These are the guiding principles on which we rely when developing compensation programs in support of our business strategy.

Role of Compensation Committee and Management in Compensation Decisions

          Our Compensation Committee works closely with our Chief Executive Officer and other members of our leadership team in managing our compensation programs. Our Compensation Committee is generally responsible for reviewing and approving all compensation decisions with regard to our named executive officers, including:

•	establishing, implementing and monitoring adherence to our compensation philosophy and objectives;

•	approving all incentive program design and incentive goals;

•	approving all incentive plan pools;

•

reviewing all recommendations made with respect to discretionary compensation and approving all discretionary compensation decisions, including base salary, bonus targets, bonus payments and long-term incentive awards;

•	evaluating company, operating segment and individual performance;

•	evaluating compensation levels in comparison to our peers; and

•	approving all equity compensation awards.

          Our Chief Executive Officer and certain members of our leadership team (including Messrs. Minton and Roberts) have a role in supporting our Compensation Committee, including responsibility for:

•

providing information with respect to company, operating segment and individual performance to assist our Compensation Committee in its analysis and evaluation of the compensation of our named executive officers;

•	providing information with respect to compensation levels in comparison to our peers;

•	developing compensation program design recommendations in support of our business strategy, including incentive program design and incentive goals;

•	developing recommendations for discretionary compensation decisions, including base salary, bonus targets, bonus payments and long-term incentive awards; and

•	executing Compensation Committee decisions and other administrative tasks delegated from the Compensation Committee.

          Our Chief Executive Officer, together with our senior human resources officer, is responsible for making compensation recommendations to our Compensation Committee, including base salary, bonus and long-term incentive recommendations for our named executive officers other than our Chief Executive Officer. Compensation discussions and recommendations most often occur at the regularly scheduled meetings of our Compensation Committee, but our Chief Executive Officer and senior human resources officer do from time to time hold discussions between meetings with the Chairman of our Compensation Committee. Our Compensation Committee gives considerable weight to our Chief Executive Officer’s recommendations and will frequently approve his recommendations as submitted. However, our Compensation Committee has complete authority to make decisions other than those recommended, and it is ultimately responsible for all compensations decisions concerning our named executive officers, including our Chief Executive Officer.

Role of Compensation Consultants

          Our Compensation Committee may from time to time engage independent compensation consultants for special projects. No consultants were hired for 2010.

Role of Peer Company Analysis

          The competitiveness of our compensation is evaluated against other Bermuda and U.S. companies with which we compete for talent, with adjustments where appropriate to reflect our offshore locations. In 2010, we relied primarily on a database provided by Equilar, Inc., which aggregates information from proxy statements and other documents filed with the SEC to analyze compensation data (including base salary, bonus compensation and equity awards). This information assisted our Compensation Committee in analyzing the compensation received by our Chief Executive Officer and other executive officers in comparison to our peer companies set forth below and other similarly situated publicly traded companies. In 2010, the peer company group identified by our Compensation Committee consisted of:

2010 Peer Companies

•	Allied World Assurance Company, Ltd.	•	Everest Re Group, Ltd.
•	Arch Capital Group Ltd.	•	Montpelier Re Holdings Ltd.
•	Aspen Insurance Holdings Limited	•	Platinum Underwriters Holdings, Ltd.
•	AXIS Capital Holdings Limited	•	Transatlantic Holdings, Inc.
•	Endurance Specialty Holdings Ltd.	•	Validus Holdings, Ltd.

          These companies were selected because of their similarities to us, in the aggregate, with respect to lines of business, organizational size and operational history. In addition, as a secondary reference and to substantiate the validity of the survey data provided by Equilar, Inc., we frequently review data from the PricewaterhouseCoopers Bermuda International Business Compensation Survey, a third party compensation survey consisting of approximately 65 companies, including insurance, reinsurance and captive insurers based in Bermuda. In certain instances where the data provided in these two survey sources are significantly different for a particular position, our Compensation Committee may review both sets of data. For the 2010 review, our Compensation Committee relied exclusively on the peer data from Equilar, Inc when making its compensation decisions with regard to Messrs. Becker, Roberts, Minton and Guagliano. With respect to Mr. Mullan, his compensation is also benchmarked against data in the Watson Wyatt Survey on Lloyd’s Syndicates, which reports compensation data from insurance and reinsurance companies participating in the Lloyd’s market. We use a subset of companies from this survey representing companies (the identity of which was not provided to us) that had a similar size and scope as our Alterra at Lloyd’s subsidiary. The compensation for Mr. Berger, who joined our company on May 12, 2010, following the Amalgamation, was reviewed in February 2011, as described under 2011 Compensation.

          Based on a review of these outside sources, our Compensation Committee determined that, overall, our current compensation structure was competitive and aligned with the interests of our shareholders. For certain executive positions, however, the market review indicated that the level of our compensation was not competitive, particularly with respect to base salary. This review and the action taken by our Compensation Committee as a result are described in more detail under the Base Salary section below.

Components of Compensation Program

          The principal components used to compensate our named executive officers and their primary purpose are summarized in the table below:

Compensation
Component	Purpose

Base Salary	Attract and retain the executive talent we need to lead the company

Annual Bonus	Link compensation to company and individual performance results

Long-Term Incentives	Link compensation to performance results and align the long-term interests of management with those of our shareholders

Employee Benefits	Attract and retain the executive talent we need to lead the company

          In addition to the above, based on jurisdictional practices, we may provide certain of our named executive officers with an automobile allowance, reimbursement for country club dues, housing allowance, certain tax gross-ups, special equity and performance awards, and such other employee benefit plans and programs and perquisites as we may from time to time maintain for the benefit of our employees. We have also entered into employment agreements with certain of our named executive officers in order to set forth the terms and conditions of their employment and to provide certain protections to both parties in the event of a termination of employment or a change in control. These agreements provide severance and change in control benefits to our executives. While we intend to maintain our current compensation, benefit and perquisite programs for our named executive officers, our Compensation Committee may revise, amend or add to these benefit programs at its discretion. See the discussion under 2011 Compensation later in this section for recent changes made to our perquisite programs.

          More information concerning each of these components is set forth below.

          Compensation Component Mix: We generally look at the mix of compensation paid to our executives, including our named executive officers, from two broad perspectives:

•

Base Salary vs. Performance Bonuses: We provide cash compensation in the form of base salary to attract and retain qualified personnel. For experienced executives, including our named executive officers, we target base salary at a competitive level that is at or slightly below market median, and target performance bonus opportunities for both annual and long-term awards at above average levels for above average results. This desired mix between base salary and performance incentives is intended to create an environment in which our success affects a significant portion of each employee’s compensation, in particular for our executives, and to focus attention on achievement of key business goals.

•

Annual vs. Long-Term Bonuses: We provide compensation in the form of performance bonuses to focus attention on the achievement of key business goals and to align the interests of management with those of our shareholders. The bonuses awarded to our named executive officers are allocated between annual cash and long-term equity compensation. The allocation between cash and equity for our named executive officers is loosely targeted at an equal mix of each. Typically, however, we review this allocation mix each year as part of the bonus determination process so that we can take into account our annual performance results, market conditions, competitive market data, previously awarded equity, the number of remaining common shares available under our equity plans, our common shares price to book value per share of common shares ratio as a factor in assessing potential future gain and our long-term objective of retaining skilled executives. The final determination of the mix between annual cash and long-term equity is made by our Compensation Committee based on its judgment of what is in the best interest of our company. For bonuses based on 2010 performance, our Compensation Committee set an overall aggregate mix of 70% cash and 30% restricted stock, compared to an overall aggregate mix of 40% cash and 60% restricted stock used in the prior year. The decision to increase the proportion paid in cash was driven by our Compensation Committee’s desire to conserve the remaining number of common shares available under our equity incentive plans so that there will be sufficient shares reserved for next year’s incentive awards and the desire to maximize the effectiveness of our current share buy-back authorization in order to mitigate shareholder dilution from compensation-related common share issuances.

          Additionally, although we include employee benefits as part of our total compensation program and consider them an important element in the competitiveness of our compensation, we do not set a target for the relationship between the total value of our benefit plans relative to total compensation. We determine the level and types of benefits based on a separate review of general industry practice for broad-based employee benefits and generally strive to provide, for each jurisdiction in which we do business, a competitive level of overall benefits approximating median value in the aggregate. Currently, our employee benefits include group health insurance, dental insurance, life insurance, disability coverage, vision benefits, employee assistance plans and defined contribution retirement savings plans.

          Base Salary. We use base salary to recognize the experience, skills, knowledge, roles and responsibilities of our employees and executive officers. When establishing the 2010 base salaries of our named executive officers, our Compensation Committee considered the following factors:

•	competitive market data;

•	the scope of the individual’s position and responsibilities;

•	individual experience and qualifications; and

•	our ability to replace the individual based on the limited number of qualified candidates available in or willing to relocate to the applicable jurisdiction.

          Base salaries of our named executive officers, along with other components of total compensation, are reviewed by our Compensation Committee at least annually. We expect the base salaries of our named executive officers to increase when the base salaries in the insurance and reinsurance market increases or when a named executive officer assumes a larger role.

          In February 2010, our Compensation Committee reviewed the salaries of our named executive officers as part of our annual compensation review cycle, from which our Compensation Committee evaluated and discussed the compensation of our leadership team, including our named executive officers, relative to our peer companies (as listed above under Role of Peer Company Analysis). Based on this review and in order to align base salary with competitive market levels, our Compensation Committee approved salary increases for Messrs. Roberts, Minton and Guagliano in the amount of $50,000, $50,000 and $25,000, respectively, resulting in new salaries of $500,000, $718,300 and $575,800, respectively, effective January 1, 2010. The increases for Messrs. Roberts and Minton were part of a series of incremental salary adjustments that started in 2009 that were intended, over time, to bring their salary levels closer to the median salary represented by the peer company analysis. The increase for Mr. Guagliano was intended to retain his salary level positioning relative to the peer company group. The salaries for Messrs. Becker and Mullan were also reviewed relative to competitive market practice but were not changed, as our Compensation Committee was satisfied with the level of their salaries at that time. Additionally, Mr. Berger’s salary was increased by $100,000 resulting in a new base salary of $850,000 upon the consummation of the Amalgamation on May 12, 2010 pursuant to the terms of his pre-existing employment agreement.

          The table below summarizes the 2010 salary changes for our named executive officers:

Named Executive Officer	Salary at End of 2009		Salary Increase 1/1/2010	Salary at End of 2010		% Change from 2009

W. Marston Becker	1, 065,800		0	1, 065,800		0.0%
Joseph W. Roberts	450,000		50,000	500,000		11.1%
Peter A. Minton	668,300		50,000	718,300		7.5%
John R. Berger (1)	N/A		N/A	850,000		N/A
Adam C. Mullan	492,510	(2)	0	475,000		0.0%
Angelo M. Guagliano	550,800		10,000	N/A	(3)	1.8%

(1)	Mr. Berger joined the company on May 12, 2010 upon the consummation of the Amalgamation. His salary was previously $750,000 and was increased to $850,000 on this date.
(2)

Converted from pound sterling to approximate U.S. dollar equivalent for illustrative purposes. The appearance of a reduction in base salary is attributable to the difference in foreign currency exchange rates.

(3)	Mr. Guagliano terminated employment on May 31, 2010.

          For information regarding 2011 base salary increases, please see the discussion under 2011 Compensation later in this section.

          Annual Bonus and Long-Term Incentives. The discussion that follows generally applies to all employees except for those employees who joined Alterra Capital on May 12, 2010 upon the consummation of the Amalgamation, which we refer to as Harbor Point Employees. A discussion of the bonus and long-term incentives applicable to Harbor Point Employees, including Mr. Berger, is provided in the section below titled Annual Bonus and Long-Term Incentives for Harbor Point Employees.

          Subject to any guidelines provided in employment agreements, each named executive officer’s annual cash bonus and long-term incentive award is discretionary and is determined each year by our Compensation Committee taking into account the following components: company performance, operating segment performance, individual performance and company performance compared to peer companies.

          For administrative purposes, and to simplify the method by which we link compensation levels to performance results, we generally treat the annual cash bonus and long-term incentive awards as a single, combined incentive opportunity, expressed as a percentage of base salary. The process by which we determine the amount of the combined award is discussed in the following narrative. In this context, the reference to “bonus” or “bonus pool” represents the combined pool available for both the annual bonus and long-term incentive awards that are typically paid in the form of restricted stock or restricted stock unit awards. The process by which we determine the allocation of the pool between annual cash bonuses and long-term incentives is discussed below under Allocation Between Annual Cash and Long-Term Equity.

          Company Performance Metrics and Weights: Our overall bonus pool for annual bonuses and long-term incentive awards is determined in part based on a matrix of performance measures that include absolute financial performance, performance in relation to our peer companies, and performance with respect to certain strategic objectives. In addition to these determinants, our Compensation Committee applies its business judgment taking into account the current macro-economic environment, industry-specific trends and any extraordinary events we faced during the year. For 2010, the performance measures and corresponding weight assigned to each were as follows:

			Weight

Performance Metric	Description	Rationale	Absolute Measure	Relative to Peers	Overall

Operating Return on Equity (Operating ROE)	After tax operating income divided by average shareholders’ equity.	Significant barometer of our overall financial performance. It measures the return we produce on shareholder investment and the efficiency of capital deployment.	25%	25%	50%

Combined Ratio	Ratio of losses and expenses against net premiums earned.	Key measure of our underwriting performance and a common benchmark for comparing performance to peer companies.	10%	10%	20%

Expense Ratio	Ratio of expenses to net premiums earned.	Provides a measure of the efficiency of our operations.	5%	5%	10%

Strategic Objectives	A series of corporate goals designed to increase shareholder value over time.	Measures progress towards important corporate initiatives that, over time, are intended to improve the superiority of our services, reputation and financial results.	15%	—	15%

Share Price	Annual change in share price relative to a group of peer companies.	Measures the benefit to shareholders of holding our shares relative to that of peer companies.	—	5%	5%

Total			55%	45%	100%

          Absolute Performance Measures: For the absolute performance measures that are based on a financial metric (Operating ROE, Combined Ratio and Expense Ratio, as defined above), we assess performance against pre-determined objectives. For Strategic Objectives, we assess performance against pre-determined objectives in addition to performance with respect to opportunities and unplanned business initiatives that present themselves throughout the year:

•

The financial metrics for Operating ROE, Combined Ratio, and Expense Ratio are measured relative to budgeted performance. We use budgeted performance expectations to create a range of potential performance outcomes that deliver corresponding levels of bonus pool funding (see table below). For 2010, the budgeted numbers reflect the standalone numbers for Max Capital and do not include numbers attributable to Harbor Point.

	2010 Budgeted Financial Metrics and Results

Performance Level	Operating ROE	Combined Ratio	Expense Ratio

Maximum Performance(1)	20.6%	79.0%	28.1%
Target Performance	12.6%	88.8%	29.5	%(4)
Threshold Performance(2)	1.6%	102.0%	31.4%
2010 Estimated Result(3)	10.1%	88.0%	33.9%

(1)	Performance results above “Maximum” will not increase bonus pool funding.
(2)	Performance results must be at least at “Threshold” levels to contribute funding to the bonus pool.
(3)

Reflects final results used for purposes of the bonus plan. Since bonus pool decisions are made prior to the finalization of year-end results, these results include estimates. We use the most current information available at the time bonus decisions are made to determine estimated results.

(4)	Excludes the effect of reduced written premiums in connection with the decision to curtail our life reinsurance business.

•

For Strategic Objectives, we measure our progress against the goals established at the beginning of the year as well as our performance with respect to opportunities that presented themselves throughout the year. We do not evaluate Strategic Objective results using any specific formula and, due to the complexity and long-term nature inherent in many of these goals, we do not assign any particular weight to any Strategic Objective. Assessing performance results for these goals is a subjective exercise conducted by our Compensation Committee. For 2010, our Strategic Objectives and results were:

2010 Strategic Objectives		2010 Progress

Increase long term shareholder wealth.
We view measures of shareholder wealth to include items such as growth in book value per common share and share price. These objectives may be achieved through organic profitability, expanding our footprint either geographically or through additional platforms, merger and acquisition and capital markets activity and/or private equity infusions.

	•	Expanded reinsurance platform and scale by merging with Harbor Point
	•	Expanded Alterra Insurance USA, including appointment of new president and chief executive officer
	•	Expanded reinsurance operation in Latin America
	•	Continued build out of Lloyd’s underwriting teams
	•	Paid special dividend of $2.50 per common share to shareholders

Maintain financial strength ratings.	•	Increased our financial strength/insurance ratings from A.M. Best Company, from “A-” to “A” in conjunction with the Amalgamation
	•	Maintained our financial strength/insurance ratings from Moody’s, Fitch Ratings and Standard &

Poor’s
	•	Obtained an outlook upgrade to positive from stable at Standard & Poor’s

Increase brand recognition across our broker and client bases.	•	Integrated and renamed our US underwriting platforms/carriers for improved brand clarity.
	•	Investor/media campaign in connection with the Amalgamation
•

Continued active branding campaign, including by way of trade press advertising, corporate hospitality events in all major operating locations, distribution of marketing materials, corporate website, corporate gift program, and participation of senior personnel in trade conferences

	•	Continued involvement in trade articles, surveys, and editorial coverage

Integration of Harbor Point and Max Capital business operations	•	Consolidated Bermuda operations
	•	Restructured and rebranded US carriers
	•	Appointed new president of Alterra Bermuda
	•	Commenced systems conversion

          Relative Performance Measures: For the relative performance measures (Operating ROE, Combined Ratio, Expense Ratio and Share Price), we assess performance on a percentile rank basis relative to our peer companies as discussed above under Role of Peer Company Analysis. For each peer company and for each measure, we determine or estimate results from publicly available sources and then calculate the percentile into which our results fall. This is a formulaic exercise, with the only discretion or subjective element being the estimation of certain peer results if final results cannot be determined in time for our Compensation Committee’s review.

          For 2010, our performance relative to our peers was as follows:

Performance Results

Performance Level	Operating ROE	Combined Ratio	Expense Ratio	Share Price

2010 Percentile Rank Among Peers(1)	60th	70th	Below 10th	30th

(1)

Reflects final results used for purposes of the bonus plan. Since bonus pool decisions are made prior to the finalization of year-end results, these results include estimates. We use the most current information available at the time bonus decisions are made to determine estimated results.

          Determining Final Bonus Pool Results: For each performance measure, we denominate performance results on a scale of one (1) to ten (10), with “one” representing the minimum performance level required to create threshold bonus pool funding and “ten” representing the performance required to create maximum bonus pool funding. Results below threshold are assigned a score of “zero” and do not contribute to bonus pool funding. For the absolute performance measures that are based on a financial metric, we establish performance goals across this ten-point scale based on the threshold, target and maximum goals determined during the budgeting process. Strategic Objectives, on the other hand, are assigned ranking on the ten point scale based on the subjective determination of our Compensation Committee. Our 2010 absolute performance result rankings were as follows:

	Absolute Performance Measures (total weight = 55%)

Performance Rank (ten point scale)	Operating ROE Score (25% Weight)	Combined Ratio Score (10% Weight)	Expense Ratio Score (5% Weight)	Strategic Objectives Score (15% Weight)

Maximum	10	10	10	10
Target	6	6	6	6
Threshold	1	1	1	1
2010 Actual Results (55% weight)	4.5	6.5	0	10

          For the relative performance measures, the ten-point scale correlates to our percentile rank relative to our peer group. For example, a rank of 50th percentile would result in a rating of 5.0 on this scale. Our 2010 relative performance result rankings were as follows:

	Relative Performance Measures (total weight = 45%)

Performance Rank (ten point scale)	Operating ROE Score (25% Weight)	Combined Ratio Score (10% Weight)	Expense Ratio Score (5% Weight)	Share Price Score (5% Weight)

Maximum	10	10	10	10
Target	6	6	6	6
Threshold	1	1	1	1
2010 Actual Results (45% weight)	6	7	0	3

          The final performance result on the ten-point scale is the weighted average of the absolute and relative performance component results. For 2010, our total score on the ten-point scale was 5.63. Our incentive pool for annual bonuses and long-term incentive awards is determined through the aggregation of target bonuses for all of the employees eligible to receive an incentive award, including our named executive officers, multiplied by the performance result percentage of target. Target incentive bonus, which includes both the annual and long-term incentive award opportunity, is reflected as a percentage of base salary and can range from 10% to 300% of base salary. The aggregation of these amounts establishes an initial bonus pool. At this juncture, our Compensation Committee employs its business judgment taking into account both positive and negative extraordinary items as well as its evaluation of competitive pressures we are facing. Based on this process, the final bonus pool for 2010 was $50.1 million (excluding the pool for Harbor Point Employees, discussed below), with $35.01 million allocated for cash bonuses and $15.09 million allocated for awards of restricted stock and/or restricted stock units valued based on the closing share price on the grant date of March 1, 2011, approximately a mix of 70% cash and 30% restricted stock and/or restricted stock units. The majority of the pool was allocated to individuals as of March 1, 2011, however management retained a portion of the pool for future use in 2011.

          Allocation of Bonus Pool to Operating Segments and Corporate: After the overall bonus pool has been determined, it is allocated amongst our operating segments based on their contribution to our overall results, creating sub-pools for our operating segments and corporate departments. The process of allocating the pool to the operating segments and to corporate departments is a subjective exercise conducted by our Chief Executive Officer and certain members of his leadership team. Factors considered for determining sub pools primarily relate to the assessment of the relative contributions of each operating segment and to our overall results.

          For 2010, we began the process of allocating the available pool for bonuses to our segments (including operating segments and the corporate department) by assessing the aggregate amount of employee budgeted target bonuses in each segment. Management then considered objective and subjective factors in determining whether the initial amount for each segment should be adjusted. Objective factors considered for operating segments included combined ratio, expense ratio and return on utilized capital, while factors for the corporate department were inherently more subjective in that they were based on the department’s contribution to overall company objectives such as increasing long-term shareholder wealth, maintenance of financial strength ratings and increasing brand recognition. No specific formula was established for measuring the performance of any of the above factors and no factor was assigned any particular weight. The level of achievement in 2010 for each segment, considering both the objective and subjective factors, varied by segment. Due to the range of results of actual performance verses expected performance, pool funding was shifted from the lower performing segments to the higher performing segments. These adjustments related to both management’s subjective considerations and certain objective results. Within each segment, the bonus pool is then allocated to departments and individuals pursuant to the judgment of segment managers.

          The allocation of the bonus pool to segments did not directly impact the specific bonuses awarded to our named executive officers since their bonus awards (other than for our Chief Executive Officer) are set separately and beforehand by our Chief Executive Officer in consultation with our Compensation Committee. The bonus awarded to our Chief Executive Officer is set directly by our Compensation Committee. The manner in which bonuses to the named executive officers are set is discussed below under Individual Performance Assessment.

          Annual Bonus and Long-Term Incentives for Harbor Point Employees. In conjunction with the terms of the Amalgamation, our Compensation Committee decided that the 2010 incentive plans that were in place for Max Capital and Harbor Point, respectively, would remain in place without change for the balance of 2010, including the key measures contemplated without consideration to the combined effects of the Amalgamation As a result, the cash incentive plan for Harbor Point Employees, including Mr. Berger, was based on different performance criteria and administrative processes than those described above for other employees. Specifically, the cash bonus for 2010 performance for Harbor Point Employees was determined based on a discretionary allocation of formulaic bonus pool funds by senior management. The size of the bonus pool was determined based on net income results for the Harbor Point businesses relative to pre-established minimum, target and maximum net income performance levels, whereby, net income results at or below zero deliver a minimum floor bonus pool equal to 45% of combined salaries, results at target deliver a bonus pool equal to 80% of combined salaries, and results at maximum deliver an aggregate pool equal to 150% of combined salaries. Results in between these points are interpolated linearly to arrive at the final bonus pool. For 2010, based on the estimated net income results for the Harbor Point business, the final bonus pool was determined to be $10.0 million. The allocation of this pool was a subjective exercise conducted by senior management, as described in the next section below.

          For Harbor Point Employees, the determination of long-term incentive awards is separate and distinct from the annual cash bonus program. Long-term awards are generally delivered in the form of restricted stock awards subject to time-based vesting, based on a pool of shares that is approved by the Compensation Committee and allocated by senior managements based on 2010 performance. The long-term incentive pool for Harbor Point Employees was $9.1 million. These Awards were granted on March 1, 2011. Please see the section titled 2011 Compensation below for details about the award approved for Mr. Berger.

          Individual Performance Assessment: Individual awards for our named executive officers are determined based on departmental and/or individual performance results. For our Chief Executive Officer, this assessment is made by our Compensation Committee, and for our other named executive officers, this assessment is made by our Chief Executive Officer and presented to the Compensation Committee for approval. This is a subjective process taking into consideration measurable financial results, amongst other factors.

          Individual performance assessments of our named executive officers include, but are not limited to, identifying and rewarding those personal qualities and characteristics relevant to the individual’s job performance and key corporate goals, including (i) personal contributions to short-term and long-term business results, (ii) successful execution of key Strategic Objectives, (iii) demonstrated leadership capability, (iv) demonstrated application of relevant technical expertise, (v) ethical conduct and (vi) regulatory compliance. These factors, while considered in their totality by our Compensation Committee, are not assigned a particular weight during the evaluation process. Our Compensation Committee meets regularly with management to review the progress and individual contributions of our named executive officers towards these goals and objectives. Final performance evaluations are determined by our Compensation Committee after consideration of the performance assessments and recommendations made by our Chief Executive Officer with respect to our other named executive officers.

          For our named executive officers, the following individual performance results were considered by our Compensation Committee in connection with the determination of 2010 bonus payments:

Named Executive Officer		Individual Performance Factors Considered for Determining Final Bonus Amount

W. Marston Becker	•	Superior leadership
	•	Operating company senior leadership development
	•	Success on several key financial objectives, including achievement of:
o Operating ROE of - 10.1% vs. 12.6% plan
o Combined Ratio of - 80.0% vs. 88.8% plan
	•	Leadership in identifying strategic initiatives and individual contributions on strategic progress
	•	Integral role in the approval and successful consummation of the Amalgamation, including contribution toward our AM Best rating increase from A- to A
	•	Contribution in building the relationships and integrating the new combined board of directors

Joseph W. Roberts	•	Integral role in the review and documentation of the Amalgamation
	•	Oversight of the financial reporting and consolidation of the expanded group
	•	Led our 2010 senior debt offering
	•	Integration and expansion of our jurisdictional financial departments
	•	Played a key role in the assessment of corporate strategic initiatives
	•	Considerable effort in investor relations through personal visits and communications with investors
	•	Contributions toward maintaining our financial strength ratings

Peter A. Minton	•	Key contributor in the Amalgamation
	•	Timeliness and seamlessness of the integration process of the Amalgamation
	•	Contribution and corporate oversight of Solvency II initiatives
	•	Further development of key senior staff
	•	Execution of technical expertise in our pricing and reserving discipline and models
	•	Expertise contributed to the start-up operation in our Latin America platform

John R. Berger	•	Integral role in the approval and successful consummation of the Amalgamation
	•	Significant contribution toward our AM Best rating increase from A- to A
	•	Development of new global underwriting review committee
	•	Considerable effort in integrating reinsurance platforms

Adam C. Mullan	•	Lead role on Solvency II initiative
	•	Exceeded planned profitability of Alterra at Lloyd’s
	•	Continued success in the on-going build-out of the Alterra at Lloyd’s underwriting platforms
	•	Leadership in expanding our business into Latin America
	•	Successful and seamless transition of agency management of syndicates 2525 and 2526

          Final Allocation of Bonuses to Named Executive Officers: Based on our 2010 performance and the assessment of individual contributions towards such performance, the 2010 bonus payments for our named executive officers, including both the annual cash and long-term equity portions, were as follows:

2010 Bonuses for Named Executive Officers (includes both annual cash and long-term equity components, except as noted)

	Target Bonus		Final Bonus

Named Executive Officer	% of Salary	$ Amount	% of Salary	$ Amount

W. Marston Becker	300%	3,197,400	319%	3,400,000
Joseph W. Roberts	250%	1,250,000	270%	1,350,000
Peter A. Minton	250%	1,795,750	265%	1,900,000
John R. Berger (1)	N/A	N/A	88%	750,000
Adam C. Mullan (2)	250%	1,187,443	217%	1,067,400
Angelo M. Guagliano (3)	N/A	N/A	N/A	N/A

(1)

Mr. Berger’s 2010 bonus was determined based on the terms of the Harbor Point incentive program, which does not integrate the determination of incentive cash bonuses and restricted stock awards in the manner described above. Instead, Mr. Berger received a cash bonus in the amount identified above plus a separate award of Harbor Point restricted stock in March 2010, prior to the Amalgamation; consequently, these shares of restricted stock are not reflected in the values above.

(2)	Mr. Mullan’s cash compensation is paid in British Pounds. These figures have been converted from pound sterling to approximate U.S. dollar equivalent for illustrative purposes.

(3)

Mr. Guagliano resigned from Alterra Bermuda effective May 31, 2010. As part of his termination payments, he received a pro-rated bonus for 2010 in the amount of $600,000 calculated pursuant to the terms of his employment agreement.

          Allocation Between Annual Cash and Long-Term Equity: In determining the mix of cash and restricted stock for each of the named executive officers, our Compensation Committee considered: our performance versus the targeted performance expectations, the individual’s contribution our performance, as well as the named executive officer’s total compensation relative to the compensation paid to similarly situated executives at peer companies. Generally, restricted stock is subject to three-year cliff vesting because our Compensation Committee believes this period to be an effective performance and retention tool since the named executive officers are in a position to influence longer term results and the restricted stock is generally forfeited if the named executive officer terminates employment.

2010 Allocation Between Cash and Long-Term Equity

	Final Bonus

Named Executive Officer	Cash Bonus Portion $	Restricted Stock Portion $	Total $	% of Salary

W. Marston Becker	1,700,000	1,700,000	3,400,000	319%
Joseph W. Roberts	675,000	675,000	1,350,000	270%
Peter A. Minton	950,000	950,000	1,900,000	265%
John R. Berger (1)	750,000	N/A	750,000	88%
Adam C. Mullan (2)	533,700	533,700	1,067,400	217%
Angelo M. Guagliano (3)	N/A	N/A	N/A	N/A

(1)

Mr. Berger’s 2010 bonus was determined based on the terms of the Harbor Point incentive program, which does not integrate the determination of incentive cash bonuses and restricted stock awards in the manner described above. Instead, Mr. Berger received a separate award of Harbor Point restricted stock in March 2010, prior to the Amalgamation; consequently, these shares of restricted stock are not reflected in the values above.

(2)	Mr. Mullan’s cash compensation is paid in British Pounds. These figures have been converted from pound sterling to approximate U.S. dollar equivalent for illustrative purposes.

(3)

Mr. Guagliano resigned from Alterra Bermuda effective May 31, 2010. As part of his termination payments, he received a pro-rated bonus for 2010 in the amount of $600,000, paid in cash, calculated pursuant to the terms of his employment agreement.

          The cash portion of the 2010 bonus payment was paid in early 2011. The restricted stock portion of the 2010 bonus payment was calculated by dividing the applicable dollar amounts by the closing price of our common shares on the March 1, 2011 grant date. These awards vest on the third anniversary of the grant date if the named executive officer is employed on the vesting date or if the named executive officer retires (as defined in the award agreement) provided that the retired named executive officer does not compete with us prior to the vesting date. The named executive officer will be entitled to accelerated vesting in the event of the named executive officer’s death, disability, termination without Cause or termination for Good Reason (as these terms are defined under Employment Agreements below or as defined in the award agreements) or upon a change in control (as defined in the description of our 2006 Incentive Plan and our 2008 Incentive Plan), or the failure of the Bermuda immigration authorities to renew a Bermuda-based named executive officer’s work permit (through no fault of the executive). Should a named executive officer voluntarily terminate his or her employment (other than due to retirement), all unvested shares of restricted stock will be forfeited.

Perquisites

          We provide certain perquisites to our executives, including our named executive officers, to aid in attracting and retaining executive talent. Most of these benefits are intended to address issues and incremental expenses for those executives that have relocated to Bermuda from another country that would not have otherwise been incurred if relocation to Bermuda were not required. The benefits described below were in effect for 2010.

Perquisite	Purpose/Description

Housing Allowance

Due to limitations on property ownership in Bermuda and due to the significant cost of rentals, we provide a housing allowance of up to $15,000 per month in the case of our Chief Executive Officer and up to $12,250 per month for other named executive officers that have relocated to Bermuda.

TIPRAA Gross-Ups

To mitigate the additional personal income taxes that are due on the housing allowance, we provide a payment to our executives that have relocated to Bermuda in an amount equal to the additional taxes incurred as a result of the housing allowance and corresponding tax gross-up.

Automobile Allowance

This is a common benefit provided by our peers in Bermuda and, consequently, we offer a similar benefit in order to keep our compensation packages competitive. We provide an allowance of up to $60,000 in the case of our Chief Executive Officer and $40,000 for certain other executives every five years for the purchase of an automobile.

Reimbursement for Financial and Tax Preparation Fees

To mitigate the additional expense of managing complex tax issues and form preparation related to having expatriate status, we provide for the reimbursement of these fees up to $13,000 per year to our executives that have relocated to Bermuda.

Home Travel Allowance

To mitigate the increased travel expense incurred by relocating to Bermuda from the executive’s home country, we provide our expatriates with a personal travel allowance of up to $25,000 per year in the case of our Chief Executive Officer and up to $20,000 per year for certain other executives that have relocated to Bermuda.

Reimbursement for Country Club Dues

To facilitate networking with clients and other business executives, we provide for reimbursement of club membership fees up to $12,000 per year in the case of our Chief Executive Officer and up to $8,000 per year for certain other executives.

          After a comprehensive review of these programs in 2010, our Compensation Committee decided to modify and/or phase out certain programs starting in 2011. See the section titled 2011 Compensation for more details about these changes. Our Compensation Committee may revise, amend, or add to these benefit programs at its discretion, subject to any applicable provisions in the named executive officer’s employment agreement.

Other Equity Awards

          We grant stock option awards principally in cases where our new employees leave behind stock options or other awards at their former employers and seek to be made whole by us. After commencement of the employment relationship and going forward, our Compensation Committee prefers to use restricted stock and restricted stock unit awards as opposed to stock options, in large part due to the accounting treatment for stock options under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly, FASB Statement 123R), which has made granting stock options less attractive to us. Furthermore, our Compensation Committee believes that restricted stock and restricted stock units provide an equally motivating form of incentive compensation while serving to better align the interests of our shareholders and management.

We also selectively grant restricted stock and performance equity awards in instances where our Compensation Committee feels we need to mitigate retention exposure or to focus additional attention on achievement of special projects or business initiatives. In 2010, following the consummation of the Amalgamation, our Compensation Committee established a pool for retention awards with an aggregate grant date fair value of $10.1 million to be made to certain key Alterra Capital executive officers. A portion of the pool ($4.8 million) was allocated for awards to executives who were employed by Max Capital (or its affiliates) prior to the Amalgamation and a portion of the pool ($5.3 million) was allocated for awards to executives who were previously employed by Harbor Point. On June 29, 2010, each of Messrs. Becker, Roberts, Minton, Berger and Mullan received the following retention award in the form of restricted stock or restricted stock units from this pool.

Named Executive Officer(1)	Award Dollar Value at Grant Date	Number of Shares Issued(2)

W. Marston Becker	$1,700,000	91,124
Joseph W. Roberts	$600,000	32,161
Peter A. Minton	$800,000	42,882
John R. Berger	$1,300,000	69,683
Adam C. Mullan	$500,000	26,801

(1)	Mr. Guagliano resigned from effective May 31, 2010 and did not participate in this award.

(2)

The number of shares of restricted stock issued from the pool was determined based on the average price per common share ($18.656) for the 20 trading days commencing on May 28, 2010, which was the ex-dividend date for the company’s special dividend declared on May 20, 2010.

          The retention awards are subject to both time-based and performance-based vesting conditions and will vest on August 15, 2015 subject to both the attainment of ten (10) percent per year compound annual growth in tangible book value per common share (inclusive of paid dividends) from June 30, 2010 and the executive’s continued service on the vesting date. If the executive’s service is terminated prior to the vesting date, the award will automatically be forfeited, except that, in the case of the executive’s death or “Disability” or, under certain circumstances, termination of the executive’s employment because we are unable obtain a work permit for the executive, the award will fully vest and in the case of the executive’s termination without “Cause” or for “Good Reason” (as those terms are defined in the applicable named executive officer’s employment agreement or award agreement), the award will continue to vest as if the executive remained in service, subject to the achievement of performance results. In the case of the executive’s “Retirement” (generally termination after age 55 with at least five years of service), so long as the executive has been in service with us for at least 24 months following the grant date and he does not enter into an employment or service agreement that has not been preapproved by us prior to the vesting date, vesting will continue as if the executive remained in service, subject to the achievement of performance results. Our Compensation Committee has the discretion to accelerate the vesting of these retention awards in the event of a change in control (as defined in our 2008 Incentive Plan).

Adjustments to Existing Equity Awards

          On May 20, 2010, in connection with the special dividend in the amount of $2.50 per common share paid to shareholders on June 16, 2010, our Compensation Committee determined that effective as of June 16, 2010, the exercise price of each issued and outstanding stock option under a Max Capital incentive plan as of June 2, 2010 (the record date for the dividend) shall be reduced by $2.50, including awards for Messrs. Becker, Roberts, Minton, and Guagliano. Our Compensation Committee determined that this action was appropriate in order to preserve the economic value of these awards. Similarly, pursuant to the terms of the Amalgamation, employees with outstanding stock options under a Harbor Pont incentive plan that were vested as of the June 16, 2010 dividend payment date, or that vested before the end of 2010, received a cash payment for the special dividend in the amount of $2.50 per common share issuable upon the exercise of an option, including Mr. Berger.

Employment Agreements

          Our general policy is to enter into employment agreements with our named executive officers and certain other select executives with significant underwriting and/or policy making responsibilities in order to set forth the terms of their employment and to provide certain protections to both parties in the event of termination of employment or a change in control. We currently have agreements with Messrs. Becker, Roberts, Minton, and Berger. We anticipate entering into an employment agreement with Mr. Mullan in 2011 on substantially the same terms as other similarly situated executives, and Mr. Guagliano terminated employment on May 31, 2010 pursuant to the terms of his agreement. Although the employment agreements provide a framework for the aggregate compensation paid to each named executive officer, the employment agreements do not prescribe a specified mix of short-term and long-term compensation for our named executive officers. Instead, our Compensation Committee has broad discretion to determine the appropriate compensation mix with respect to each named executive officer.

          In recognition of Mr. Becker’s lead position with us and as an incentive for him to join us in late 2006, our Compensation Committee agreed during the negotiation process to expressly set a target bonus for Mr. Becker within his employment agreement. The employment agreement for Mr. Becker specifies a target cash bonus at 100% of base salary with a range from 0% to 250%. The employment agreements for Messrs. Roberts, Minton and Guagliano provide that, at the beginning of each calendar year, or shortly thereafter, our board of directors or its designated committee will provide a target bonus amount for such year to the executive. Pursuant to each of their employment agreements, a target bonus below 50% of base salary would constitute Good Reason (as defined under Employment Agreements below) triggering severance payments by us to the executive officer if the executive elects to terminate his employment. Mr. Berger’s agreement, which was established prior to the Amalgamation, does not provide for specified incentive targets.

          Additionally, on October 18, 2010, we entered into a Stay Agreement with Mr. Minton in order to incentivize Mr. Minton to remain employed by us until at least April 1, 2012. Under this agreement, Mr. Minton has agreed to remain employed as our Chief Operating Officer until at least April 1, 2012 and has waived his right to claim Good Reason termination under certain provisions of his employment agreement in connection with the Amalgamation until April 1, 2013. If Mr. Minton voluntarily terminates his employment on April 1, 2012, he will be entitled to receive a separation payment equal to his then current base salary and target bonus, and if he voluntarily terminates his employment on April 1, 2013, he will be entitled to a separation payment equal to twice his then current base salary and target bonus. If Mr. Minton remains employed by us through June 1, 2013, he will be entitled to receive a restricted stock grant with a value of $1,300,000, which would be subject to three-year cliff vesting. If we terminate Mr. Minton’s employment prior to April 1, 2013 other than for Cause (as defined in his employment agreement) or Mr. Minton terminates his employment for Good Reason (as defined in his employment agreement) and such termination is not in connection with a change in control), Mr. Minton would receive a separation payment equal to twice his then current base salary and target bonus in lieu of any severance payments he might be otherwise eligible to receive. Our Compensation Committee chose a minimum retention date of April 1, 2012 so as to receive a minimum commitment from Mr. Minton of 18 months of service in overseeing many critical aspects of the integration of the Harbor Point operations. The potential separation payment amounts were determined to be appropriate by our Compensation Committee given that Mr. Minton is afforded a limited right to trigger these payments. The value of the restricted stock grant that Mr. Minton would receive should he remain employed through June 1, 2013 was set at a level approximating 50% of his current base salary and target bonus amount.

          As a result of the Amalgamation and differences in the form of employment agreements used between Max Capital and Harbor Point, we intend to enter into new employment agreements with the named executive officers and other senior executives during 2011 that provide for uniformity in structure, definitions and payment arrangements.

Change in Control and Severance

          Upon termination of employment or a change in control, our named executive officers may receive (i) accelerated vesting of awards granted under our equity plans and/or (ii) severance payments under the circumstances described below.

          Generally under our equity plans and award agreements, if a change in control occurs, (i) the then-outstanding options become immediately exercisable, (ii) the restricted period on restricted stock awards and restricted stock units expires (including a waiver of any applicable performance goals), (iii) the performance periods in effect end and our Compensation Committee will (a) determine the extent to which performance goals have been met and (b) cause the named executive officer to receive partial or full payment of awards and (iv) any awards previously deferred will be settled in full as soon as practicable. For more details on these provisions, please see Potential Payments upon Termination or Change in Control.

          Upon termination of employment, our named executive officers are eligible to receive severance payments which, depending upon the circumstances surrounding termination and the terms of the applicable employment agreement, may include:

•	a cash payment based on a multiple of the named executive officer’s base salary set forth in his employment agreement or actual base salary at the time of termination;

•

in the case of Messrs. Becker, Roberts, Minton and Guagliano, a pro-rated target bonus for the year of termination (as determined in good faith by our Compensation Committee based on the relative achievement of performance targets through the termination date);

•	in the case of Messrs. Becker, Roberts, Minton and Guagliano, a cash payment reflecting a multiple of the named executive officer’s last paid bonus; and

•

in the case of Messrs. Becker, Roberts, Minton and Guagliano, accelerated vesting of equity awards, and, in the case of Mr. Berger, accelerated vesting of equity awards that would otherwise vest within the one year period following termination.

          Our severance obligations are designed to be competitive with the amounts payable to executives in similar positions at similar companies. Termination payments to a named executive officer with an employment agreement are made within the time period specified in the respective employment agreement and are contingent upon the named executive officer’s continued compliance with certain restrictive covenants and the execution of a release of claims.

          The change in control provisions reflect our belief that our named executive officers and other employees who have built our company into a successful enterprise should be protected in the event of a change in control. Further, we believe the interests of shareholders will be best served if the interests of our named executive officers are aligned with shareholders, and providing change in control benefits should eliminate, or at least reduce, any potential reluctance of our named executive officers to pursue potential change in control transactions that may be in the best interests of shareholders.

          In addition to accelerated vesting of equity awards (or partial acceleration, as the case may be) upon (i) death, (ii) disability, (iii) termination without Cause and (iv) termination for Good Reason, our Bermuda-based named executive officers may receive accelerated vesting of restricted stock upon the failure of the Bermuda immigration authorities to renew a Bermuda-based named executive officer’s work permit (through no fault of the employee) where we do not offer a comparable position at an affiliate. We believe accelerated vesting under these circumstances is appropriate because we recognize that failure to renew a Bermuda work permit for our Bermuda-based named executive officers could serve as a constructive termination.

          For more information about potential change in control and severance payments, see the section titled Potential Payments upon

Termination or Change in Control.

Share Ownership Guidelines

          In February 2011, our Compensation Committee adopted share ownership guidelines for our non-employee board of directors and our “Section 16 Officers” (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended). The primary goal of the ownership guidelines is to encourage our senior leadership team to maintain a significant ownership stake in Alterra Capital so that they remain focused on the creation of long-term value for our shareholders. For non-employee directors, target ownership is expressed as a multiple of the director’s annual retainer. For executives, target ownership is expressed as a multiple of salary based on job position, as set forth below:

Position	Ownership Requirement

Board of Directors	4.0 x annual retainer
CEO	5.0 x salary
COO/CFO/Division President or Equivalent	3.0 x salary
Other Section 16 Officers	1.0 x salary

          Current directors and executives who are subject to the guidelines are expected to attain their target ownership level by January 1, 2016. New directors and executives are expected to attain their target ownership level within five years of becoming subject to the guidelines. Generally, equity counting towards the ownership threshold includes all common shares, restricted stock and restricted stock units subject to time vesting, stock options and warrants based on the in-the-money value at the time of measurement, and other equity that is beneficially owned by the director, executive officer or his or her affiliates. Equity that is excluded from the ownership threshold includes stock options and warrants that are underwater at the time of measurement and restricted stock and restricted stock units that are subject to performance vesting.

Compensation Recoupment Policy

          In February 2011, our Compensation Committee adopted a compensation recoupment policy. The primary goal of this policy is to recover, under certain circumstances, incentive compensation that is paid or awarded to our Section 16 Officers based on incorrect financial results. The policy provides that, in the event of a restatement of financial results due to material noncompliance in connection with misconduct (as determined by our Compensation Committee in its sole discretion) by a Section 16 Officer, our Compensation Committee will review the incentive compensation that was paid or awarded to all officers subject to the policy in connection with financial results for the three-year period ending with the financial restatement period-end date. If any such incentive compensation would have been lower had the level of achievement of applicable financial goals been calculated based on such restated financial results, our Compensation Committee will, if it determines appropriate in its sole discretion, recover from and require such Section 16 Officer(s) to return the incremental portion of the incentive compensation in excess of the incentive compensation that would have otherwise been paid based on the restated financial results.

Tax Deductibility of Executive Compensation

          Code Section 162(m) limits the tax deductibility by U.S. companies of certain compensation paid to “covered employees” within the meaning of Code Section 162(m). This provision generally disallows a tax deduction to public corporations for compensation in excess of $1,000,000 per year unless it is considered performance-based compensation under the Code. None of the 2010 named executive officers were employees of a U.S. subsidiary.

          In those cases where Code Section 162(m) is applicable, we believe that the corporate income tax deductibility of compensation is an important factor, but not the sole factor, in setting executive compensation policy or in rewarding executive performance. Accordingly, although we generally intend to avoid the loss of a tax deduction due to Code Section 162(m), we reserve the right to pay amounts that are not deductible in appropriate circumstances.

2011 Compensation

          In February 2011, in connection with our Compensation Committee’s annual compensation review and in order to align base salary with competitive market levels, base salary increases were approved for Messrs. Becker, Roberts, Minton and Mullan in the amount of $84,200, $25,000, $21,700 and $7,500, respectively, resulting in new salaries of $1,150,000, $525,000, $740,000 and $500,000, respectively, effective January 1, 2011. The base salary for Mr. Berger was also reviewed relative to competitive market practice but was not changed.

          Pursuant to the long-term incentive program in place for Harbor Point Employees, Mr. Berger was awarded 44,289 shares of restricted stock with a grant date of March 1, 2011 and a grant date value of $950,000. Our Compensation Committee determined this award value based on the level of Mr. Berger’s historical awards and his expected contributions to the company.

          Also, following the Amalgamation, our Compensation Committee undertook a comprehensive review of the various perquisite programs offered across the company. The primary goal of this review was to ensure that we are offering cost-effective programs that have a common structure across our organization and to address the overall aggregate costs of these programs. Based on its review, our Compensation Committee determined that the cost of the existing perquisite programs should be decreased over time. In determining which programs we would reduce or eliminate, our strategy was to start with those programs that impact the least number of employees while still resulting in meaningful cost savings. To this end, effective January 1, 2011, our Compensation Committee decided to implement a lower-cost housing allowance for any new hires that are relocated to the Bermuda office and it decided to phase out the existing auto allowance, home travel allowance and club allowance programs over a three-year period, whereby participants, including certain of our named executive officers, will receive 100% of their applicable allowances in 2011, 66.6% in 2012, 33.3% in 2013, and 0.0% in subsequent years. Our Compensation Committee believed that this tiered approach to eliminating these benefits was an appropriate balance between cost reduction and taking away allowances that participants have been accustomed to receiving and have relied on for many years.

          In addition, with regard to our 2011 annual incentive plan, we have restructured the performance metrics that will be used to determine the incentive pool for all employees as follows:

	2010 Weight			2011 Weight

Performance Metric	Absolute Measure	Relative to Peers	Overall	Absolute Measure	Relative to Peers	Overall

Operating ROE	25%	25%	50%	25%	25%	50%
Combined Ratio	10%	10%	20%	15%	10%	25%
Expense Ratio	5%	5%	10%	—	—	—
Strategic Objectives	15%	—	15%	—	—	—
Share Price	—	5%	5%	—	—	—
Operating Income	—	—	—	25%	—	25%
Total	55%	45%	100%	65%	35%	100%

          We anticipate that the targets for these metrics will be determined based on our overall 2011 budget.

          The primary driver for these changes was (i) to put more emphasis on operating income as an internal measure of our success, as our Compensation Committee believes this is one of the most important factors that the leadership team should focus on in creating shareholder value and (ii) simplification of the plan so that management can have a more cohesive focus on the key drivers of our success. All employees that are eligible for annual incentives, including our named executive officers, will participate in this pool for 2011.

Compensation Committee Report

          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K, Item 402(b) with our management. Based on the review and discussions referred to in the preceding sentence, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A and incorporated by reference into our Annual Report on Form 10-K

          The foregoing report is provided by the following directors, who constitute the Compensation Committee:

The Compensation Committee

Willis T. King, Jr. (Chairman) James D. Carey Stephan F. Newhouse Mario P. Torsiello

          The foregoing Compensation Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by Alterra Capital with the SEC under the Securities Act of 1933 or the Exchange Act, except to the extent that Alterra Capital specifically incorporates the Report by reference in any such document.

Summary Compensation Table

          The following Summary Compensation Table summarizes the total compensation earned by or awarded to our named executive officers in 2010, 2009 and 2008, as applicable.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Share Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)		Total ($)

W. Marston Becker,	2010	1,065,800	1,700,000	4,076,734	0	348,646	(5)	7,191,180
Chief Executive Officer	2009	978,300	1,020,000	1,608,336	651,081	362,161		4,619,878
	2008	750,000	1,700,000	1,700,003	0	423,535		4,573,538

Joseph W. Roberts,	2010	500,000	675,000	1,330,139	0	178,000	(6)	2,683,139
Executive Vice President	2009	415,000	393,750	649,992	0	211,862		1,670,604
and Chief Financial Officer	2008	375,000	350,000	555,003	0	165,500		1,445,503

Peter A. Minton,	2010	718,300	950,000	2,128,462	0	241,705	(7)	4,038,467
Executive Vice President	2009	624,550	570,000	489,994	0	253,604		1,928,148
and Chief Operating Officer	2008	525,000	950,000	899,990	0	281,251		2,656,241

John R. Berger,	2010	543,056	750,000	1,297,497	0	216,317	(9)	2,806,870
Chief Executive Officer
of Reinsurance (8)

Adam C. Mullan,	2010	492,510	533,700	1,087,546	0	47,498	(12)	2,161,254
Chief Executive Officer	2009	396,197	316,750	279,006	0	162,953		1,154,906
of Alterra at Lloyd’s Limited (10)(11)

Angelo M. Guagliano,	2010	239,917	0	936,005	0	4,853,336	(14)	6,029,258
Former Chief Executive	2009	550,800	504,000	649,992	0	246,118		1,950,910
Officer of Alterra Bermuda Limited (13)	2008	500,000	550,000	999,995	26,426	285,805		2,362,226

(1)

In addition to the cash bonus reflected in this column, Messrs. Becker, Roberts, Minton, Mullan and Guagliano also received a portion of their 2009 and 2008 bonus in the form of restricted stock granted in March 2010 and February 2009, respectively, and Messrs. Becker, Roberts, Minton, Berger and Mullan also received a portion of their 2010 bonus in the form of restricted stock granted in March 2011.

(2)

In (i) March 2010, an aggregate of 248,887 shares of restricted stock were granted to Messrs. Becker, Roberts, Minton, Mullan and Guagliano in relation to services performed in fiscal year 2009, (ii) June 2010, an aggregate of 262,651 shares of restricted stock were granted to Messrs. Becker, Roberts, Minton, Berger and Mullan that are subject to performance-based vesting and are valued based upon the probability that the performance goals will be achieved, (iii) February 2009, an aggregate of 201,497 shares of restricted stock were granted to Messrs. Becker, Roberts, Minton, Mullan and Guagliano in relation to services performed in fiscal year 2008, of which 33,333 of Mr. Becker’s shares are subject to performance-based vesting and are valued based upon the probability that the performance goals will be achieved and (iv) February 2008, an aggregate of 148,658 shares of restricted stock were granted to Messrs. Becker, Roberts, Minton and Guagliano in relation to services performed in fiscal year 2007. The value under “Share Awards” is the grant date fair value for each named executive officer’s restricted stock award in accordance FASB ASC Topic 718 “Stock Compensation.” The assumptions used for determining values for the 2010 fiscal year are reflected in Note 14 of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2011. In March 2011, an aggregate of 224,182 shares of restricted stock were granted to Messrs. Becker, Roberts, Minton, Berger and Mullan. These grants are not shown in the table above but will be reported in our summary compensation table in 2011, to the extent the individual is a named executive officer in 2011, and are discussed in the compensation discussion and analysis above.

(3)

We account for the value of “Option Awards” in accordance with FASB ASC Topic 718 “Stock Compensation.” The value under “Option Awards” is the grant date fair value for each named executive officer’s stock options. Mr. Becker’s 2009 options are subject to performance-based vesting and are valued based on the probability that performance goals will be achieved.

(4)

Includes perquisites for housing allowance, partial tax gross-up allowance (which we refer to as the “tax gross-up allowance”) for named executive officers who work in Bermuda and are U.S. taxpayers, car allowance, travel allowance, our contributions on behalf of the named executive officers to our defined contribution plans, financial planning and tax preparation costs, country club dues, costs related to family members accompanying named executive officers to one board of directors meeting or other business trips, as applicable, and in the case Mr. Guagliano, severance costs in connection with his termination of employment.

(5)	Includes a housing allowance of $180,000, a tax gross up allowance of $99,846, travel allowance of $25,000, financial planning allowance of $10,000, car allowance of $12,000 and club dues of $12,000.

(6)	Includes a housing allowance of $120,000 and $50,000 that we contributed on behalf of Mr. Roberts to our defined contribution plans.

(7)	Includes a housing allowance of $120,000, tax gross up allowance of $67,538, travel allowance of $20,000 and financial planning allowance of $11,700.

(8)	Mr. Berger joined Alterra Capital on May 12, 2010, upon the consummation of the Amalgamation. Amounts exclude compensation that was earned prior to this date.

(9)	Includes a housing allowance of $93,917, tax gross up allowance of $67,538 and $12,250 that we contributed on behalf of Mr. Berger to our defined contribution plans.

(10)

In connection with Mr. Mullan’s promotion to Chief Executive Officer of Alterra at Lloyd’s Limited, the portion of his compensation paid after October 2009 was paid in pounds sterling (GBP); this portion of his compensation has been converted to U.S. dollars.

(11)	Mr. Mullan was not a named executive officer in 2008.

(12)	Includes a $47,498 that we contributed on behalf of Mr. Mullan to our defined contribution plans.

(13)	Effective May 31, 2010, Mr. Guagliano resigned from Alterra Bermuda pursuant to the terms of his employment agreement.

(14)

Includes severance compensation pursuant to his employment agreement in the amount of $4,030,600, a pro-rated bonus for 2010 in the amount of $600,000 calculated pursuant to the terms of his employment agreement, consulting fees paid following termination of employment in the amount of $95,968, a housing allowance of $60,000, a tax gross up allowance of $28,141 and financial planning allowance of $13,540.

Grants of Plan Based Awards in Fiscal Year 2010

          Our Compensation Committee granted restricted stock and stock options to our named executive officers during 2010. Set forth below is information regarding awards granted in 2010.

							All other Share Awards: Number of Shares or Units (#)		All other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Share and Option Awards ($)	Closing Price on the Grant Date ($)

			Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Approval Date	Threshold (#)	Target (#)		Maximum (#)

W. Marston Becker	3/1/10	2/8/10					99,291	(1)			2,380,005	23.97
	6/29/10	5/20/10		91,124	(2)						1,696,729	18.62

Joseph W. Roberts	3/1/10	2/8/10					30,509	(1)			731,301	23.97
	6/29/10	5/20/10		32,161	(2)						598,838	18.62

Peter A. Minton	3/1/10	2/8/10					55,486	(1)			1,329,999	23.97
	6/29/10	5/20/10		42,882	(2)						798,463	18.62

John R. Berger (3)	6/29/10	5/20/10		69,683	(4)						1,297,497	18.62

Adam C. Mullan	3/1/10	2/8/10					24,552	(1)			588,511	23.97
	6/29/10	5/20/10		26,801	(2)						499,035	18.62

Angelo M. Guagliano	3/1/10	2/8/10					39,049	(1)			936,005	23.97

(1)	Restricted stock grant made pursuant to our 2008 Incentive Plan. Award is subject to three-year cliff vesting.

(2)

Restricted stock grant made pursuant to our 2008 Incentive Plan. Award is scheduled to vest on August 15, 2015 subject to achievement of specified performance goals and service periods. The number of target shares was determined based on the average closing price for our common shares during the 20 consecutive trading days ending on June 28, 2010, inclusive ($18.66).

(3)	Mr. Berger’s 2010 long-term incentive award was granted prior to the Amalgamation and as a result is not reflected in this table.

(4)

Restricted stock grant made pursuant to our 2006 Incentive Plan. Award is scheduled to vest on August 15, 2015 subject to achievement of specified performance goals and service periods. The number of target shares was determined based on the average closing price for our common shares during the 20 consecutive trading days ending on June 28, 2010, inclusive ($18.66).

Employment Agreements

          The following paragraphs summarize the employment agreements of our named executive officers. The employment agreements also provide for severance upon certain terminations of employment. The severance provisions are described below in the section titled Potential Payments Upon Termination or Change in Control below.

          W. Marston Becker. On December 8, 2006, we entered into an employment agreement with Mr. Becker under which he serves as our Chief Executive Officer for a term that began on November 13, 2006 and ends on November 13, 2011. Mr. Becker’s employment agreement was revised in December 2008 to comply with Code Section 409A. The agreement provides for an annual base salary of $750,000, subject to increase at the discretion of our Compensation Committee, and an annual cash bonus targeted at 100% of base salary with a range of 0% to 250% of base salary. The employment agreement also provided for an initial 100,000 shares of restricted stock and 325,000 stock options, each divided into three equal tranches. The first tranche vested on January 1, 2007. The second tranche vested on January 1, 2008 upon the successful attainment of performance goals specified in Mr. Becker’s employment agreement as certified by our Compensation Committee on February 11, 2008. The remaining tranche was forfeited on December 31, 2008 as a result of performance criteria not being met.

          Under the terms of his employment agreement, Mr. Becker also receives an automobile allowance of $1,000 per month, payment of country club dues not to exceed $1,000 per month, a housing allowance not to exceed $15,000 per month (plus a gross-up to the extent and in the manner we provide to our other senior executive officers who are subject to U.S. income tax) or, if more favorable to Mr. Becker, in the aggregate, the amount otherwise provided to our other senior executive officers, and participation in pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Becker is also entitled to six weeks of paid vacation each year and access to a private plane in accordance with our policy.

          Mr. Becker is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

          For 2010, Mr. Becker was paid a base salary of $1,065,800 and was awarded a cash bonus in the amount of $1,700,000. For 2011, Mr. Becker’s base salary was increased to $1,150,000 representing an $84,200 increase in the base salary in effect for Mr. Becker at the end of 2010. This base salary amount for Mr. Becker includes a salary adjustment initially applied in 2009 in the amount of $65,800, which accounts for Mr. Becker’s loss of benefits under our Excess Benefit Plan.

               We expect to enter into a new employment agreement with Mr. Becker in 2011.

          Joseph W. Roberts. Effective April 1, 2007, we entered into an employment agreement with Mr. Roberts pursuant to which Mr. Roberts serves as our Executive Vice President and Chief Financial Officer. Mr. Roberts’ employment agreement runs for three years with automatic one-year extensions subject to six-month non-renewal notice by either Mr. Roberts or us. The agreement provides for an annual base salary of not less than $325,000 subject to increase at the discretion of our Compensation Committee. Pursuant to the terms of his employment agreement, Mr. Roberts is eligible for an annual bonus determined in accordance with the bonus policy applicable to our senior executive officers located in Bermuda.

          Under the terms of his employment agreement, Mr. Roberts is also entitled to perquisites commensurate with those provided to other executive vice presidents in Bermuda, including (i) a housing allowance of not less than $10,000 per month, (ii) a club dues allowance, (iii) an automobile allowance, (iv) a travel allowance, (v) tax and financial planning services and (vi) a tax gross-up. Mr. Roberts is entitled to participate in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Roberts is also entitled to no less than four weeks of paid vacation each year.

          Mr. Roberts is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

          For 2010, Mr. Roberts was paid a base salary of $500,000 and was awarded a cash bonus in the amount of $675,000. For 2011, Mr. Roberts’ base salary was increased to $525,000, representing a $25,000 increase in the base salary in effect for Mr. Roberts at the end of 2010.

               We expect to enter into a new employment agreement with Mr. Roberts in 2011.

          Peter A. Minton. Effective April 1, 2007, we entered into an employment agreement with Mr. Minton pursuant to which Mr. Minton serves as our Executive Vice President and Chief Operating Officer. Mr. Minton’s employment agreement runs for three years with automatic one-year extensions subject to six-month non-renewal notice by either Mr. Minton or us. Mr. Minton’s employment agreement was revised in December 2008 to comply with Code Section 409A. The agreement provides for an annual base salary of not less than $500,000 subject to increase at the discretion of our Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Minton is eligible for an annual bonus determined in accordance with the bonus policy applicable to our senior executive officers located in Bermuda.

          Under the terms of his employment agreement, Mr. Minton is also entitled to perquisites commensurate with those provided to other executive vice presidents in Bermuda, including (i) a housing allowance of not less than $10,000 per month, (ii) a club dues allowance, (iii) an automobile allowance, (iv) a travel allowance, (v) tax and financial planning services and (vi) a tax gross-up. Mr. Minton is entitled to participate in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Minton is also entitled to no less than four weeks of paid vacation each year.

          Mr. Minton is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

          For 2010, Mr. Minton was paid a base salary of $718,300 and was awarded a cash bonus in the amount of $950,000. For 2011, Mr. Minton’s base salary was increased to $740,000 representing a $21,700 increase in the base salary in effect for Mr. Minton at the end of 2010. This base salary amount for Mr. Minton includes a recurring salary adjustment initially applied in 2009 in the amount of $43,300, which accounts for Mr. Minton’s loss of benefits under our Excess Benefit Plan.

          As noted in the Compensation Discussion and Analysis and described in that section, on October 18, 2010, we entered into a Stay Agreement with Mr. Minton in order to incentivize him to remain with us until at least April 1, 2012. In addition to providing for certain additional severance payments, the agreement provides for a restricted stock grant with a value of $1,300,000 on June 1, 2013, subject to Mr. Minton’s continued employment with us on that date. Such restricted stock will vest on June 1, 2016, subject to Mr. Minton’s continued employment with us on that date.

               We expect to enter into a new employment agreement with Mr. Minton in 2011.

          John R. Berger. Mr. Berger is compensated pursuant to an employment agreement originally entered into with Harbor Point, effective as of December 2, 2005, and as amended through March 3, 2010. The employment agreement has an initial term of three years, with automatic one-year extensions unless 90 days’ prior notice is given by either party of non-extension. The agreement provides for an annual base salary of $700,000 and an annual incentive bonus to be determined by our Compensation Committee in its discretion based on performance during the year. The employment agreement also provides for an initial award of 106,250 Harbor Point stock options and 65,000 Harbor Point restricted shares each of which was divided into five equal tranches. The first tranche vested on March 15, 2006 with the remaining four tranches vesting on the applicable anniversary of this date. Pursuant to the Amalgamation, Mr. Berger’s grant pursuant to his employment agreement was converted to 401,295 options and 245,498 common shares of Alterra Capital. Mr. Berger is eligible for an annual bonus at the discretion of our Compensation Committee based on performance.

          Under the terms of his employment agreement, Mr. Berger is entitled to participate in our pension, retirement, savings, medical, disability and in such other welfare plans that may be established during the term of his employment. Mr. Berger is also entitled to four weeks of paid vacation each year.

          Mr. Berger’s employment agreement contains (i) non-competition and non-solicitation of customers covenants that run for 12 months following termination of his employment, (ii) a non-solicitation covenant with respect to employees that runs for 24 months following termination of his employment and (iii) a confidentiality covenant that runs for 10 years following termination of his employment.

          For 2010, Mr. Berger was paid a base salary of $795,833 (of which $543,056 was paid following the Amalgamation) and was awarded a cash bonus in the amount of $750,000. For 2011, Mr. Berger’s base salary is set at $850,000, the same base salary in effect at the end of 2010.

               We expect to enter into a new employment agreement with Mr. Berger in 2011.

          Adam C. Mullan. In 2005, we entered into an employment offer letter with Mr. Mullan pursuant to which he served as a Managing Director of Alterra Reinsurance Europe Limited. The offer letter provided for an annual base salary of €]50,000 subject to annual review and provided for Mr. Mullan’s participation in our annual cash bonus program and long-term incentive plan. Mr. Mullan also participated in a contributory pension scheme pursuant to which he contributed 5% of his base salary and his employer contributed an amount equal to 10% of his base salary. Mr. Mullan was also entitled to a car allowance of €1,500 per month, club initiation fees up to €10,000 and annual club dues of €3,000, annual financial planning expenses of €8,000 and payment of an annual physical examination. Mr. Mullan was also entitled to participate in certain employee benefit schemes, including a short-term disability scheme, long-term disability scheme and health, life and dental schemes. In November 2009, Mr. Mullan was appointed Chief Executive Officer of Alterra at Lloyd’s.

          For 2010, Mr. Mullan was paid a base salary of $492,510 and was awarded a cash bonus in the amount of $533,700. For 2011, Mr. Mullan’s base salary is set at the U.S. equivalent of $500,000, after adjustment for currency exchange rate changes from the prior year. Mr. Mullan’s compensation is paid in pounds sterling (GBP) and has been converted to U.S. dollars.

               We expect to enter into a new employment agreement with Mr. Mullan in 2011.

          Angelo M. Guagliano. Effective April 1, 2007, Alterra Bermuda entered into an employment agreement with Mr. Guagliano, pursuant to which Mr. Guagliano served as President and Chief Executive Officer of Alterra Bermuda until his resignation. Mr. Guagliano’s employment agreement ran for three years with automatic one-year extensions subject to six-month non-renewal notice by either Mr. Guagliano or Alterra Bermuda. Mr. Guagliano’s employment agreement was revised in December 2008 to comply with Code Section 409A. The agreement provided for an annual base salary of not less than $475,000 subject to increase at the discretion of our Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Guagliano was eligible for an annual bonus determined in accordance with the bonus policy applicable to other senior executive officers located in Bermuda.

          Under the terms of his employment agreement, Mr. Guagliano was also entitled to receive perquisites commensurate with those provided to other executive vice presidents in Bermuda, including (i) a housing allowance of not less than $10,000 per month, (ii) a club dues allowance, (iii) an automobile allowance, (iv) a travel allowance, (v) tax and financial planning services and (vi) a tax gross-up. Mr. Guagliano was entitled to participate in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that were established during the term of his employment. Mr. Guagliano was also entitled to no less than four weeks of paid vacation each year.

          Mr. Guagliano is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

          For 2010, Mr. Guagliano was paid a base salary at a rate of $575,800 at the time of his resignation. This base salary amount for Mr. Guagliano included a salary adjustment initially applied in 2009 in the amount of $40,800, which accounted for Mr. Guagliano’s loss of benefits under our Excess Benefit Plan.

2008 Incentive Plan

          General. The purpose of our 2008 Incentive Plan, which was approved by shareholders at our May 2008 Annual General Meeting, is to allow us to attract and retain key personnel and provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, which may (but need not) be measured by reference to the value of our common shares, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders. Our 2008 Incentive Plan has a term of ten years and no further awards may be granted under the 2008 Incentive Plan after that date.

          Administration. Our Compensation Committee administers our 2008 Incentive Plan and has the authority to determine the terms and conditions of any agreements evidencing any awards granted under our 2008 Incentive Plan and to adopt, alter and repeal rules, guidelines and practices relating to our 2008 Incentive Plan.

          Awards Available for Grant. Our Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing.

          Number of Shares Authorized. Our 2008 Incentive Plan provides for an aggregate of 4,500,000 common shares to be available for awards. No participant may be granted awards of options or stock appreciation rights with respect to more than 600,000 common shares in any one year. No more than 600,000 common shares (or the equivalent fair market value thereof) may be earned in respect of performance compensation awards granted to any participant for a single calendar year during a performance period. The maximum amount that can be paid to a participant in any calendar year pursuant to a performance compensation award in the form of a cash bonus is $15,000,000. If there is a change in our corporate capitalization or a corporate transaction or event that affects our common shares, our Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance, the number of shares covered by awards then outstanding, the limitations on awards, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate under our 2008 Incentive Plan.

          Transferability. In general, awards granted under our 2008 Incentive Plan may only be exercised by the participant, subject to certain permissible transfers by will or laws of descent or in the discretion of our Compensation Committee.

          Amendment. Our board of directors may amend, suspend or terminate our 2008 Incentive Plan at any time, subject to any shareholder approval requirements related to the amendment of our 2008 Incentive Plan. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient. If our board of directors so delegates, our Compensation Committee may amend the 2008 Incentive Plan except to the extent the amendment involves increasing the maximum number of common shares available for awards.

          Change in Control. In the event of a “change in control” (as defined below), our Compensation Committee may provide that all or any portion of any outstanding options and equity awards (other than performance compensation awards) issued under our 2008 Incentive Plan will become fully vested and performance compensation awards will vest based on the level of attainment of the specified performance goals or assuming that target levels of performance have been attained, or on some other basis, as determined by our Compensation Committee. Our Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a change in control.

          For purposes of our 2008 Incentive Plan, “change in control” means (i) a sale, lease exchange or other transfer (in one or more related transactions) of all or substantially all of our assets or those of Alterra Bermuda, (ii) any person or group of persons becomes the beneficial owner of our outstanding securities that represent 51% or more of the combined voting power of our then-outstanding voting securities, provided, that, certain types of acquisitions (e.g., certain acquisitions directly from us or by us or by an employee benefit plan that we sponsor) will not constitute a change in control, (iii) during any period of two consecutive years, individuals who at the beginning of that period constituted our board of directors (together with any new directors subsequently elected to our board of directors whose nomination by our shareholders was approved by a vote of our board of directors then still in office who are either directors at the beginning of that period or whose election or nomination for election was so previously approved) cease for any reason to constitute a majority of our board of directors then in office, (iv) our board of directors or shareholders approve and consummate a merger, amalgamation or consolidation of us with any other corporation, other than a merger, amalgamation or consolidation that would result in our voting securities outstanding immediately prior thereto continuing to represent more than 50% of the total voting power represented by our voting securities immediately after the merger or consolidation and at least a majority of the members of the board of directors of the resultant entity after the transaction were members of our board of directors at the time of the execution of the initial agreement or of the action of our board of directors providing for the transaction or (v) our board of directors or shareholders approve a plan of complete liquidation of us or an agreement for the sale or disposition by us (in one or a series of transactions) of all or substantially all of our assets.

          The consummation of the Amalgamation constituted a change in control under our 2008 Incentive Plan triggering accelerated vesting of unvested equity awards (other than equity awards granted after December 31, 2009). As discussed in the Compensation Discussion and Analysis, our named executive officers agreed to waive the accelerated vesting of their equity awards in connection with the Amalgamation. Notwithstanding this waiver, Mr. Guagliano terminated his employment for Good Reason (as defined in his employment agreement) effective May 31, 2010. As a result, all of Mr. Guagliano’s affected awards vested on that date.

2006 Incentive Plan

          General. The purpose of our 2006 Incentive Plan, which was approved by shareholders in November 2006, is to allow us to attract and retain employees, consultants and directors and provide a means whereby such individuals can acquire and maintain an equity interest in us, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders. Our 2006 Incentive Plan has a term of ten years and no further awards may be granted under the 2006 Incentive Plan after that date.

          Administration. Our Compensation Committee administers our 2006 Incentive Plan and has the authority to determine the terms and conditions of any agreements evidencing any awards granted under our 2006 Incentive Plan and to adopt, amend and rescind rules and regulations relating to our 2006 Incentive Plan.

          Awards Available for Grant. Our Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards or any combination of the foregoing.

          Number of Shares Authorized. Our 2006 Incentive Plan provides for an aggregate of 6,609,575 common shares to be available for awards, subject to adjustment in connection with certain events (as generally described below). No award may be granted if the number of shares to which such award relates, when added to the number of shares previously issued under our 2006 Incentive Plan, exceeds the aggregate number of shares reserved for issuance under the plan. If there is a change in our corporate capitalization (e.g., dividend in shares, extraordinary dividend, stock split) or a corporate transaction or event (other than an ordinary or regular cash dividend) that affects our common shares, our Compensation Committee (in order to prevent dilution or enlargement of participants’ rights under the plan) will make such equitable changes or adjustments as it deems appropriate to any outstanding awards, subject to compliance with Code Sections 424(a) and 409A, as applicable. In addition, our Compensation Committee may make adjustments in the terms and conditions of, and the criteria and performance objective included in, award letters in recognition of unusual or non-recurring events (including events described in the preceding sentence) or our financial statements, or in response to changes in applicable laws, regulations or accounting principles.

          Transferability. In general, awards granted under our 2006 Incentive Plan may only be exercised by the participant, subject to certain permissible transfers by will or laws of descent or in the discretion of our Compensation Committee.

          Amendment. Our board of directors may amend, suspend or terminate our 2006 Incentive Plan at any time, subject to any shareholder approval requirements related to the amendment of our 2006 Incentive Plan. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant.

          Change in Control. In the event of a “change in control” (as defined below), unless otherwise determined by our Compensation Committee on the date of grant, all outstanding stock options, stock appreciation rights and restricted stock awards issued under our 2006 Incentive Plan will become fully vested. Unless otherwise determined by our Compensation Committee, all vested stock options will be cancelled in exchange for a payment to each option holder equal to the value of the holder’s options (generally, the excess (if any) of the change in control price over the exercise price of an option). All other stock options will be cancelled for no consideration. To the extent that any payments and benefits provided under our 2006 Incentive Plan, an award letter or any other arrangement between us and participant (collectively, the “payments”) would constitute a “parachute payment” under Section 280G of the Code, such payments will be payable either (i) in full or (ii) in such lesser amount which would result in no portion of such payments being subject to excise tax under Section 4999 of the Code, whichever of these amounts results in the greatest amounts of benefits to the participant on an after-tax basis (even though some or all of such benefits may be taxable under Section 4999 of the Code).

          For purposes of our 2006 Incentive Plan, unless an award letter contains a different definition, “change in control” means (i) a sale, lease exchange or other transfer (in one or more related transactions) of all or substantially all of our assets or those of Alterra Bermuda (ii) any person or group of persons becomes the beneficial owner of our outstanding securities that represent 51% or more of the combined voting power of our then outstanding securities, provided, that, certain types of acquisitions (e.g., certain acquisitions directly from us or by us or by an employee benefit plan that we sponsor) will not constitute a change in control, (iii) during any period of two consecutive years, individuals who at the beginning of that period constituted our board of directors (together with any new directors subsequently elected to our board of directors whose nomination by our shareholders was approved by a vote of our board of directors then still in office who are either directors at the beginning of that period or whose election or nomination for election was so previously approved) cease for any reason to constitute a majority of our board of directors then in office, (iv) our board of directors or shareholders approve a merger or consolidation of us with any other corporation, other than a merger or consolidation that would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by our voting securities immediately after the merger or consolidation and at least a majority of the members of our board or directors of the resultant entity after the transaction were members of our board of directors at the time of the execution of the initial agreement or of the action of our board of directors providing for the transaction or (v) our board of directors or shareholders approve a plan of complete liquidation of us or an agreement for the sale or disposition by us (in one or a series of transactions) of all or substantially all of our assets.

Outstanding Equity Awards at 2010 Fiscal Year-End

          The following table summarizes the number of securities underlying outstanding equity awards for each named executive officer at December 31, 2010.

	Option Awards									Share Awards

Name	Number of Shares Underlying Unexercised Options Exercisable (#)		Number of Shares Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units That Have not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Stock, Units or other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Stock, Units or Other Rights That Have Not Vested ($)(1)

W. Marston Becker	10,000	(2)					19.45	4/30/14		214,909	(3)	4,650,631	107,790	(4)	2,332,576
	216,667	(5)					21.99	12/8/16
	54,167	(6)			54,166	(6)	15.75	2/17/19

Joseph W. Roberts	7,500	(7)					12.55	5/6/12		85,982	(8)	1,860,650	32,161	(9)	695,964
	4,590	(10)					22.09	5/6/12

Peter A. Minton	4,167	(11)(12)					18.00	5/22/11		114,535	(13)	2,478,537	42,882	(14)	927,966
	30,000	(15)					13.50	8/13/11
	40,000	(11)(16)					16.00	8/17/11
	50,000	(17)					13.16	1/1/12

John R. Berger	72,311	(18)					26.48	5/15/2016		159,461	(19)	3,450,736	69,683	(20)	1,507,940
	321,036	(18)	80,259	(21)			26.48	6/9/2016

Adam C. Mullan	0									56,888	(22)	1,231,056	26,801	(23)	579,974

Angelo M. Guagliano	3,580	(24)					21.91	5/31/11	(25)		0	0	0		0
	11,783	(26)					21.90	5/31/11	(25)
	5,202	(27)					21.54	5/31/11	(25)

(1)	Based on a share price of $21.64, the closing price on December 31, 2010.

(2)	These options vested 34% on May 24, 2005, 33% on May 24, 2006 and 33% on May 24, 2007.

(3)

60,823 of Mr. Becker’s shares of restricted stock vested on February 19, 2011. The remainder of Mr. Becker’s shares of restricted stock will vest 54,795 on February 17, 2012 and 99,291 on March 1, 2013.

(4)

16,666 of Mr. Becker’s performance-based restricted stock vested on February 8, 2011. All or a portion of the remaining 91,124 shares will vest on August 15, 2015 if specified performance goals and service periods are met.

(5)	108,334 options vested on January 1, 2007 and 108,333 options vested on January 1, 2008.

(6)	54,167 of Mr. Becker’s performance-based options vested on February 8, 2010 and 54,166 vested on February 8, 2011.

(7)	20% (or 1,500) of these options vested on each of May 6, 2002, May 6, 2003, May 6, 2004, May 6, 2005 and May 6, 2006.

(8)

19,857 of Mr. Roberts’ shares of restricted stock vested on February 19, 2011. The remainder of Mr. Roberts’ shares of restricted stock will vest 35,616 on February 17, 2012 and 30,509 on March 1, 2013.

(9)	All or a portion of Mr. Roberts’ 32,161 shares of restricted stock will vest on August 15, 2015 if specified performance goals and service periods are met.

(10)	These options vested on February 27, 2006.

(11)	These amounts relate to warrants outstanding.

(12)	20% of these warrants vested on each of May 22, 2001, May 22, 2002, May 22, 2003, May 22, 2004 and May 22, 2005.

(13)

32,200 of Mr. Minton’s shares of restricted stock vested on February 19, 2011. The remainder of Mr. Minton’s shares of restricted stock will vest 26,849 on February 17, 2012 and 55,486 on March 1, 2013.

(14)	All or a portion of Mr. Minton’s 42,882 shares of restricted stock will vest on August 15, 2015 if specified performance goals and service periods are met.

(15)	20% (or 6,000) of these options vested on each of August 13, 2001, August 13, 2002, August 13, 2003, August 13, 2004 and August 13, 2005.

(16)	20% (or 8,000) of these warrants vested on each of August 17, 2001, August 17, 2002, August 17, 2003, August 17, 2004 and August 17, 2005.

(17)	20% (or 10,000) of these options vested on each of January 1, 2002, January 1, 2003, January 1, 2004, January 1, 2005 and January 1, 2006.

(18)	These options vested on May 12, 2010.

(19)	Mr. Berger’s restricted stock will vest 49,100 on March 15, 2011, 67,984 on May 12, 2012, and 42,377 on March 3, 2015.

(20)	All or a portion of Mr. Berger’s 69,683 restricted stock will vest on August 15, 2015 if specified performance goals and service periods are met.

(21)	These options vested are scheduled to vest on March 15, 2011.

(22)

17,048 of Mr. Mullan’s shares of restricted stock vested on February 19, 2011. The remainder of Mr. Mullan’s shares of restricted stock will vest 15,288 on February 17, 2012 and 24,552 on March 1, 2013.

(23)	All or a portion of Mr. Mullan’s 26,801 shares of restricted stock will vest on August 15, 2015 if specified performance goals and service periods are met.

(24)	These options vested on February 28, 2006.

(25)	Mr. Guagliano resigned on May 31, 2010. Pursuant to the terms of his outstanding option award agreements, his ability to exercise these options terminates on May 31, 2011.

(26)	These options vested on March 5, 2007.

(27)	These options vested on May 20, 2008.

Option Exercises and Shares Vested in Fiscal Year 2010

          The following table summarizes information underlying each exercise of stock options or warrants or vesting of restricted stock for each named executive officer in 2010.

	Option Awards				Shares Awards

Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

W. Marston Becker	0		0		26,337	(1)	586,226	(2)
Joseph W. Roberts	0		0		48,699	(3)	1,104,006	(4)
Peter A. Minton	32,485	(5)	230,620	(6)	32,232	(3)	730,699	(4)
John R. Berger	0		0		0		0
Adam C. Mullan	0		0		15,512	(3)	351,657	(4)
Angelo M. Guagliano	30,000	(7)	360,000	(8)	143,279	(9)	2,810,781	(10)

(1)	Reflects restricted stock awards granted as an officer, of which 16,667 vested on February 8, 2010 and 9,670 vested on February 14, 2010.

(2)

Calculated with respect to (i) 16,667 common shares using the market value of $22.02 on February 8, 2010 and (ii) 9,670 common shares using the market value on February 12, 2010 of $22.67, the last trading date preceding the actual vesting date, which was a weekend date.

(3)	Reflects restricted stock awards granted to officers, which vested on February 14, 2010.

(4)	Calculated using the market value on February 12, 2010 of $22.67, the last trading date preceding the actual vesting date, which was a weekend date.

(5)

Relates to the exercise of (i) warrants to acquire 240 common shares under a cashless exercise provision, (ii) warrants to acquire 2,245 common shares using a cashless exercise provision and (iii) options to acquire 30,000 common shares.

(6)

Calculated with respect to (i) the 240 warrants, the difference between $19.68 (the closing price on the exercise date) and the exercise price of $15.00, multiplied by the number of warrants exercised, (ii) the 2,245 warrants, the difference between $20.80 (the closing price on the trading day prior to exercise) and the exercise price of $16.00 and (iii) the 30,000 options, the difference between $20.79 (the market price at exercise) and the exercise price of $13.50, multiplied by the number of options exercised.

(7)	Relates to the exercise of options to acquire 30,000 common shares with an exercise price of $9.00.

(8)	Calculated as the difference between the market price at exercise of $21.00 and the exercise price of $9.00 multiplied by the number of options exercised.

(9)

Reflects restricted stock awards granted as an officer, of which 32,836 vested on February 14, 2010. The remainder of Mr. Guagliano’s 110,443 shares of restricted stock would have vested 35,778 on February 19, 2011, 35,616 on February 17, 2012 and 39,049 on March 1, 2013. However, effective May 31, 2010, Mr. Guagliano resigned from Alterra Bermuda. Pursuant to the provisions of his award agreements, all of his outstanding restricted stock vested on this date.

(10)

Calculated with respect to (i) 32,836 common shares using the market value on February 12, 2010 of $22.67, the last trading date preceding the actual vesting date, which was a weekend date and (ii) the remaining 110,443 common shares using the market value on May 28, 2010 of $18.71, the last trading date preceding the actual vesting date, which was a public holiday.

Pension Benefits

          We do not provide defined benefit pension plan benefits to our named executive officers.

Non-Qualified Deferred Compensation as of December 31, 2010

          We offer a number of qualified and non-qualified deferred compensation plans. The following table shows information about the participation by each named executive officer in our nonqualified deferred compensation plans in 2010.

Name	Executive Contributions in 2010 ($)	Company Contributions in 2010 ($)	Aggregate Earnings in 2010 ($)		Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at 12/31/10 ($)

W. Marston Becker (1)	0	0	7,469	(2)	0		167,591	(3)
Joseph W. Roberts (4)	0	0	0		0		0
Peter A. Minton (1)	0	0	12,597	(5)	0		3,063,486	(6)
John R. Berger (1)	0	0	22,812	(7)	0		161,153	(8)
Adam C. Mullan (4)	0	0	0		0		0
Angelo M. Guagliano (1)	0	0	120,165	(9)	1,744,442	(10)	0

(1)	During 2010, Messrs Becker, Berger, Minton and Guagliano did not make contributions to our nonqualified deferred compensation plans.

(2)	Reflects earnings of $6,256 with respect to amounts credited to our Excess Benefit Plan and earnings of $1,213 with respect to amounts credited to our Top Hat Plan.

(3)	Reflects balance of $139,691 in our Excess Benefit Plan and $27,900 in our Top Hat Plan.

(4)	Messrs. Roberts and Mullan did not participate in any non-qualified deferred compensation plans during 2010.

(5)

Reflects earnings of $35 with respect to amounts credited to our Excess Benefit Plan, earnings of $253 with respect to amounts credited to our Top Hat Plan and earnings of $12,309 with respect to amounts credited to our Deferred Compensation Plan for U.S. Citizens

(6)	Reflects balance of $110,653 in our Excess Benefit Plan, $802,321 in our Top Hat Plan and $2,150,512 in our Deferred Compensation Plan for U.S. Citizens.

(7)	Reflects earnings from the Amalgamation date to December 31, 2010 with respect to amounts credited to our Harbor Point Limited Deferred Compensation Plan.

(8)	Reflects balance in our Harbor Point Limited Deferred Compensation Plan.

(9)

Reflects earnings of $6,355 with respect to amounts credited to our Excess Benefit Plan, earnings of $17,805 with respect to amounts credited to our Top Hat Plan and earnings of $96,005 with respect to amounts credited to our Deferred Compensation Plan for U.S. Citizens.

(10)

Reflects withdrawal of $95,096 from our Excess Benefit Plan, $355,661 from our Top Hat Plan and $1,293,685 from our Deferred Compensation Plan for U.S. Citizens following Mr. Guagliano’s date of termination.

Nonqualified Deferred Compensation Plans

          We maintain four nonqualified deferred compensation plans in which certain named executive officers of Alterra Capital who are U.S. taxpayers participate: the Excess Benefit Plan, the Top Hat Plan, the Deferred Compensation Plan for U.S. Citizens and the Harbor Point Limited Deferred Compensation Plan. These plans were originally established to provide employer contributions in excess of the Code limits imposed on our 401(k) plans and/or to permit executives to defer receipt of compensation until a future date. However, as a result of tax law changes, in particular those enacted under Code Section 457A in 2008, each of these plans was amended on or prior to December 31, 2008 such that those named executive officers that would otherwise participate in these plans are no longer eligible to receive employer contributions and/or defer additional compensation under these plans. As a result, since December 31, 2008, no contributions have been made to the plans on behalf of our named executive officers and the only transactions have been the crediting and debiting of interest earnings on existing balances and account withdrawals.

Potential Payments Upon Termination or Change in Control

W. Marston Becker. In the event his employment terminates for any reason, Mr. Becker is generally entitled to receive the following accrued amounts: (i) accrued but unpaid base salary; (ii) earned but unpaid bonus; and (iii) accrued vacation pay.

          In the event that Mr. Becker's employment terminates due to his death or Disability (as defined below), in addition to the accrued amounts set forth above, Mr. Becker or his beneficiaries will receive a pro-rata bonus (reflecting both the cash and restricted stock bonus components) for the year in which his employment terminates.

          In the event that Mr. Becker’s employment terminates at the expiration of the term of his employment agreement, in additional to the accrued amounts set forth above, Mr. Becker will receive severance in the amount of $750,000, of which $375,000 will be paid six months following the date his employment terminates and the remaining $375,000 will be paid in equal installments over the course of the following six months, in accordance with our regular payroll practices.

          In the event we terminate Mr. Becker's employment without Cause or that Mr. Becker terminates his employment for Good Reason (as defined below), in each case following a Change in Control (as defined below), in addition to the accrued amounts set forth above, Mr. Becker will receive a pro-rata bonus (reflecting both the cash and restricted stock bonus components) for the year in which his employment terminates and severance in an amount equal to three times the sum of (i) and (ii) where (i) is his then current annual base salary and (ii) is the greater of his last paid bonus or target bonus for the year of termination (in each case, reflecting both the cash and restricted stock bonus components). One-half of this severance will be paid six months following the date his employment terminates and the remaining one-half will be paid in equal installments over the course of the following six months, in accordance with our regular payroll practices. The Amalgamation constituted a Change in Control under Mr. Becker’s employment agreement.

          In addition, in the event that any payment or benefit made to Mr. Becker is subject to excise tax because it is made in connection with a change in control within the meaning of Code Section 280G, we will pay Mr. Becker an amount necessary to gross him up for the amount of the excise tax, plus any additional taxes, penalties or interest. However, we may reduce the payments or benefits due to Mr. Becker but only if reducing the payments or benefits by less than 15% in the aggregate would avoid the imposition of the excise tax.

          Assuming Mr. Becker’s employment terminated or there was a change in control on December 31, 2010, such payments and benefits have an estimated value as outlined below of:

	Pro-rated Bonus (1)	Total Cash Severance		Value of Accelerated Equity(2)		Gross-Up		Total
Termination without Cause or for Good Reason	3,400,000	13,397,400	(3)	5,330,321	(4)	7,384,521	(5)	29,512,242
Termination upon Death or Disability	3,400,000			7,302,244	(6)			10,702,244
Termination for Cause or without Good Reason	-	-		-		-		0
Termination without Cause or for Good Reason following a Change in Control (7)	3,400,000	13,397,400	(3)	7,302,244	(8)	7,384,521	(5)	31,484,165
Termination upon Retirement	3,400,000			0	(9)			3,400,000
Change in Control Only (7)	-	-		3,181,664	(10)	-		3,181,664

(1)	Assumes that pro-rated bonus equals actual bonus for 2010 performance. For terminations other than death or Disability, assumes that our Compensation Committee approves payment consistent with our general practice for employees.

(2)	Calculated as the sum of (i) the number of shares of restricted stock vesting upon termination of employment multiplied by the closing price of our common shares on December 31, 2010 ($21.64) and (ii) the number of options vesting upon termination of employment multiplied by the difference between $21.64 and the applicable exercise price of the options, unless the result is negative in which case the value is determined to be $nil.

(3)	Calculated as three times the sum of (i) Mr. Becker’s base salary in effect on December 31, 2010 and (ii) the bonus paid to Mr. Becker with respect to the fiscal year ended December 31, 2009.

(4)	Calculated assuming (i) full vesting of all unvested restricted stock awards, excluding performance-based awards, and (ii) full vesting of all unvested options. Additionally, restricted stock awards that are subject to the achievement of specified performance goals would continue to vest in accordance with their original vesting schedule (these awards, which are not included in the figures above, would have a value of $1,971,923 based on the closing price of our common shares on December 31, 2010 and assuming performance goals were achieved).

(5)

Pursuant to his employment agreement, Mr. Becker under certain circumstances is entitled to receive a gross-up payment from us to make him whole as a result of any excise taxes that may be imposed upon him under Code Section 4999 in connection with a change in control.

(6)	Calculated assuming (i) full vesting of unvested restricted stock, including performance-based awards, and (ii) full vesting of all unvested options.

(7)	Represents a hypothetical change in control occurring on December 31, 2010 and is not representative of change in control benefits attributable to the Amalgamation.
(8)	Calculated assuming that all unvested restricted stock and options fully vest. Calculation assumes that our Compensation Committee approves the acceleration of performance-based awards, which would otherwise continue to vest in accordance with their original vesting schedule subject to achievement of specified performance goals.

(9)

Restricted stock awards continue to vest in accordance with their original vesting schedule, excluding performance-based awards. Calculated using the closing price of our common shares on December 31, 2010 ($21.64), the unvested awards have a value of $5,330,321.

(10)	Mr. Becker is generally entitled to vesting of his equity awards upon a change in control, excluding his award granted on March 1, 2010 (since that award requires twelve months elapsed time from the grant date to qualify for accelerated vesting) and excluding awards that vest subject to achievement of performance goals (since acceleration is subject to our Compensation Committee’s discretion). Calculation assumes that our Compensation Committee does not approve the acceleration of performance-based awards. No equity awards accelerated as a result of the Amalgamation since Mr. Becker waived his right to accelerated vesting of certain outstanding equity awards in connection with the Amalgamation.

Joseph W. Roberts. Pursuant to the terms of the employment agreement for Mr. Roberts, in the event that his employment terminates for any reason, he is generally entitled to receive the following accrued amounts: (i) accrued but unpaid base salary; (ii) accrued but unused vacation pay; and (iii) reimbursement for previously incurred reasonable business expenses. Mr. Roberts will also be entitled to any other rights, compensation and benefits that may be due to him in accordance with the terms and provisions of any of our agreements, plans or programs.

          In the event that Mr. Roberts’ employment is terminated by us without Cause (as defined below) or by Mr. Roberts for Good Reason (as defined below), in addition to the accrued amounts set forth above, Mr. Roberts will receive any accrued but unpaid bonus, a pro-rated bonus (reflecting both the cash and restricted stock bonus components) payable for the year of termination of employment and regular severance in an amount equal to the sum of his then current annual base salary and the bonus (reflecting both the cash and restricted stock bonus components) last paid or payable to him in respect of the last completed fiscal year preceding termination. The regular severance is payable in twelve substantially equal monthly installments and is contingent upon Mr. Roberts’ execution and non-revocation of a general release of claims in our favor. The pro-rated bonus for the year of termination is payable no later than March 15th of the calendar year following the year of Mr. Roberts’ termination

          Notwithstanding the foregoing, in the event that Mr. Roberts’ employment is terminated by us without Cause or by him for Good Reason in connection with, upon the occurrence of, or within twelve months following a change in control (as defined below), then in lieu of the above regular severance amount, Mr. Roberts will receive enhanced severance in an amount equal to two times the sum of his then current annual base salary and target bonus (reflecting both the cash and restricted stock bonus components). The enhanced severance is payable in a lump sum, The regular or enhanced severance payments are made (or begin, in the case of installments) upon the expiration of the applicable release revocation period or six months following the date of Mr. Roberts’ termination in the event that we determine that he is a “specified employee” and the severance is “nonqualified deferred compensation” within the meaning of Code Section 409A (with the first payment being a lump sum equal to the aggregate payments that would have been made during the prior six-month period, in the case of installments).

          In the event that Mr. Roberts’ employment terminates because we provide him with notice of our intent not to renew the term of his employment agreement, in addition to the accrued amounts set forth above, we will continue to pay Mr. Roberts his then current base salary for six months following his termination, contingent upon his execution and non-revocation of a general release of claims in our favor. Payment of Mr. Roberts continued base salary will begin upon the expiration of the applicable release revocation period unless we determine he is a “specified employee” and the severance is “nonqualified deferred compensation” within the meaning of Code Section 409A, in which case the continued base salary will be paid in lump sum six months following Mr. Roberts’ termination.

          In the event that Mr. Roberts’ employment terminates due to his death or disability (as defined below), in addition to the accrued amounts set forth above, Mr. Roberts or his beneficiaries will receive any accrued but unpaid bonus and a pro-rata bonus (reflecting both the cash and restricted stock bonus components) for the year in which his employment terminates.

          In the event that Mr. Roberts’ employment terminates due to his retirement, in addition to the accrued amounts set forth above, he will receive any accrued but unpaid bonus and a pro-rata bonus (reflecting both the cash and restricted stock bonus components) for the year in which he retires. Payment of the pro-rata bonus is contingent on Mr. Roberts not engaging in employment, consulting, directorships or certain other relationships without the consent of our board.

          Assuming Mr. Roberts’ employment terminated or there was a change in control under each of the circumstances described above on December 31, 2010, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity(1)		Total

Termination without Cause or for Good Reason	1,350,000	(2)	1,625,000	(3)	1,860,650	(4)	4,835,650
Termination upon Death or Disability	1,350,000	(2)	0		2,556,615	(5)	3,906,615
Termination upon Six months notice of Non-renewal of Employment Agreement by Employee	0		0		0		0
Termination upon Six months notice of Non-renewal of Employment Agreement by Employer	0		250,000	(6)	0		250,000
Termination for Cause or Without Good Reason	0		0		0		0
Termination without Cause or for Good Reason in connection, upon the occurrence of, or within 12 months following a Change in Control (7)	1,350,000		3,500,000	(8)	2,556,615	(9)	7,406,615
Termination upon Retirement (not eligible as of December 31, 2010)	0		0		0		0
Change in Control Only (8)	0		0		1,200,436	(10)	1,200,436

(1)

Calculated as the sum of (i) the number of shares of restricted stock vesting upon termination of employment multiplied by the closing price of our common shares on December 31, 2010 ($21.64) and (ii) the number of options vesting upon termination of employment multiplied by the difference between $21.64 and the applicable exercise price of the options, unless the result is negative in which case the value is determined to be $nil.

(2)	Assumes that pro-rated bonus equals actual bonus for 2010 performance.

(3)	Calculated as the sum of (i) Mr. Roberts’ base salary in effect on December 31, 2010 and (ii) the bonus paid to Mr. Roberts with respect to the fiscal year ended December 31, 2009.

(4)

Calculated assuming (i) full vesting of all unvested restricted stock awards excluding performance-based awards, and (ii) full vesting of all unvested options. Additionally, restricted stock awards that are subject to the achievement of specified performance goals would continue to vest in accordance with their original vesting schedule (these awards, which are not included in the figures above, would have a value of $695,964 based on the closing price of our common shares on December 31, 2010 and assuming performance goals were achieved).

(5)	Calculated assuming (i) full vesting of unvested shares of restricted stock, including performance-based awards and (ii) full vesting of all unvested options.

(6)	Calculated as six months of Mr. Roberts’ then-current base salary.

(7)	Represents a hypothetical change in control occurring on December 31, 2010 and is not representative of change in control benefits attributable to the Amalgamation.

(8)	Calculated as two times the aggregate of (i) Mr. Roberts’ then-current base salary and (ii) Mr. Roberts’ then-current target bonus. Assumes target bonus equals 250% of current base salary.

(9)

Calculated assuming that all unvested restricted stock and options fully vest. Calculation assumes that our Compensation Committee approves the acceleration of performance-based awards, which would otherwise continue to vest in accordance with their original vesting schedule subject to the achievement of specified performance goals.

(10)

Mr. Roberts is generally entitled to vesting of his equity awards upon a change in control, excluding his award granted on March 1, 2010 (since that award requires twelve months elapsed time from the grant date to qualify for accelerated vesting) and excluding awards that vest subject to achievement of performance goals (since acceleration is subject to our Compensation Committee's discretion). Calculation assumes that our Compensation Committee does not approve the acceleration of performance-based awards. No equity awards accelerated as a result of the Amalgamation since Mr. Roberts waived his right to accelerated vesting of certain outstanding equity awards in connection with the Amalgamation.

Peter A. Minton. Pursuant to the terms of Mr. Minton’s stay agreement and his employment agreement, in the event that his employment terminates for any reason, he is generally entitled to receive the following accrued amounts: (i) accrued but unpaid base salary; (ii) accrued but unused vacation pay; and (iii) reimbursement for previously incurred reasonable business expenses. Mr. Minton will also be entitled to any other rights, compensation and benefits that may be due to him in accordance with the terms and provisions of any of our agreements, plans or programs.

          In the event of a non-renewal of the employment agreement by us prior to April 1, 2013 or the termination of Mr. Minton’s employment by us without Cause prior to April 1, 2013 or by Mr. Minton for Good Reason prior to April 1, 2013, in each case where such termination is not in connection with, or upon the occurrence of, or within twelve (12) months following a change in control, then, Mr. Minton shall be entitled to regular severance in an amount equal to the sum of his then current annual base salary and the bonus (reflecting both the cash and restricted stock bonus components) last paid or payable to Mr. Minton in respect of the last completed fiscal year preceding termination (“Regular Severance Amount”) plus an additional severance payment (the “Additional Severance Payment”) equal to the amount by which two (2) times the sum of (i) his then-current base salary and (ii) 250% of his then-current base salary exceeds the Regular Severance Amount. The Regular Severance Amount is payable in twelve substantially equal monthly installments commencing upon the expiration of the applicable release revocation period or six months following the date of the executive’s termination in the event that we determine that Mr. Minton is a “specified employee” and the severance is “nonqualified deferred compensation” within the meaning of Code Section 409A (with the first payment being a lump sum equal to the aggregate payments that would have been made during the prior six-month period, in the case of installments). These payments are contingent upon Mr. Minton’s execution and non-revocation of a general release of claims in our favor. The Additional Severance Payment shall be payable in twelve (12) substantially equal monthly installments commencing on the first payroll date following the one-year anniversary of Mr. Minton’s separation from service. If we deliver a notice of non-renewal of the employment agreement that would be effective on or after April 1, 2013 or Mr. Minton’s employment is terminated by us without Cause on or after April 1, 2013 or by Mr. Minton for Good Reason on or after April 1, 2013, he shall not be entitled to the Additional Severance Payment.

          In the event of a non-renewal of the employment agreement by us that would be effective prior to April 1, 2013 or the termination of Mr. Minton’s employment by us without Cause prior to April 1, 2013 or by Mr. Minton for Good Reason prior to April 1, 2013, in each case in connection with, or upon the occurrence of, or within twelve (12) months following a change in control, Mr. Minton shall be entitled to two (2) times the sum of (i) his then-current base salary and (ii) 250% of his then-current base salary, which shall be payable in one lump sum payment within ten (10) days of (a) the 60th day following separation form service or (b) the date six months following the date of Mr. Minton’s termination in the event that we determine that he is a “specified employee” and the severance is “nonqualified deferred compensation” within the meaning of Code Section 409A.

          Pursuant to the stay agreement, Mr. Minton is not entitled to terminate his employment for Good Reason in connection with the Amalgamation as a result of any (i) material and adverse change to his duties or authority which is inconsistent with his title and position, (ii) diminution of his title or position or (iii) relocation of his office outside of Bermuda, but he may terminate his employment for Good Reason as a result of a reduction of his base salary, a reduction of his target cash bonus below 50% of salary or a breach of his employment agreement by us. Additionally, any termination of Mr. Minton’s employment for any reason on or after May 12, 2011 shall not be deemed to be “in connection with” the Amalgamation.

          In the event that Mr. Minton’s employment is terminated on or after April 13, 2013 by us without Cause (as defined below) or by Mr. Minton for Good Reason (as defined below), in addition to the accrued amounts set forth above, he will receive any accrued but unpaid bonus, a pro-rated bonus (reflecting both the cash and restricted stock bonus components) payable for the year of termination of employment and regular severance in an amount equal to the sum of Mr. Minton’s then current annual base salary and the bonus (reflecting both the cash and restricted stock bonus components) last paid or payable to Mr. Minton in respect of the last completed fiscal year preceding termination. The regular severance is payable in twelve substantially equal monthly installments and is contingent upon Mr. Minton’s execution and non-revocation of a general release of claims in our favor. The pro-rated bonus for the year of termination is payable no later than March 15th of the calendar year following termination

          Notwithstanding the foregoing, in the event that Mr. Minton’s employment is terminated on or after April 13, 2013 by us without Cause or by him for Good Reason in connection with, upon the occurrence of, or within twelve months following a change in control (as defined below), then in lieu of the above regular severance amount, Mr. Minton will receive enhanced severance in an amount equal to two times the sum of his then current annual base salary and target bonus (reflecting both the cash and restricted stock bonus components). The enhanced severance is payable in a lump sum, but the portion of the enhanced severance that is equal to the regular severance is only payable in lump sum if Mr. Minton’s employment is terminated within twelve months following a change in control that constitutes a “change in control event” within the meaning of Code Section 409A. Otherwise, that portion of the enhanced severance is payable in monthly installments as set forth above. The regular or enhanced severance payments are made (or begin, in the case of installments) on the 60th day following Mr. Minton’s separation from service or six months following the date of Mr. Minton’s termination in the event that we determine that he is a “specified employee” and the severance is “nonqualified deferred compensation” within the meaning of Code Section 409A (with the first payment being a lump sum equal to the aggregate payments that would have been made during the prior six-month period, in the case of installments).

          In the event that Mr. Minton’s employment terminates on or after April 13, 2011 because we provide him with notice of our intent not to renew the term of his employment agreement, in addition to the accrued amounts set forth above, we will continue to pay Mr. Minton his then current base salary for six months following his termination, contingent upon his execution and non-revocation of a general release of claims in our favor. Payment of Mr. Minton’s continued base salary will begin on the 60th day following Mr. Minton’s separation from service unless we determine he is a “specified employee” and the severance is “nonqualified deferred compensation” within the meaning of Code Section 409A, in which case the continued base salary will be paid in lump sum six months following Mr. Minton’s termination.

          In the event that Mr. Minton’s employment terminates due to his death or disability (as defined below), in addition to the accrued amounts set forth above, Mr. Minton or his beneficiaries will receive any accrued but unpaid bonus and a pro-rata bonus (reflecting both the cash and restricted stock bonus components) for the year in which his employment terminates.

          In the event that Mr. Minton’s employment terminates due to his retirement, in addition to the accrued amounts set forth above, he will receive any accrued but unpaid bonus and a pro-rata bonus (reflecting both the cash and restricted stock bonus components) for the year in which he retires. Payment of the pro-rata bonus is contingent on Mr. Minton not engaging in employment, consulting, directorships or certain other relationships without the consent of our board.

Assuming Mr. Minton’s employment terminated under each of the circumstances described above on December 31, 2010, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity(1)		Total

Termination without Cause or for Good Reason	0		5,028,100	(3)	2,478,537	(4)	7,506,637
Termination upon Death or Disability	1,900,000	(2)	0		3,406,504	(5)	5,306,504
Termination upon Six months notice of Non-renewal of Employment Agreement by Employee	0		0		0		0
Termination upon Six months notice of Non-renewal of Employment Agreement by Employer	0		5,028,100	(3)	0		5,028,100
Termination for Cause or without Good Reason	0		0		0		0
Termination without Cause or for Good Reason in connection, upon the occurrence of, or within 12 months following a Change in Control (6)	1,900,000	(2)	5,028,100	(3)	3,406,504	(7)	10,334,604
Termination upon Retirement	1,900,000	(2)	0		0	(8)	1,900,000
Change in Control Only (6)	0		0		1,277,820	(9)	1,277,820

(1)
Calculated as the sum of (i) the number of shares of restricted stock vesting upon termination of employment multiplied by the closing price of our common shares on December 31, 2010 ($21.64) and (ii) the number of options vesting upon termination of employment multiplied by the difference between $21.64 and the applicable exercise price of the options, unless the result is negative in which case the value is determined to be $nil.

(2)	Assumes that pro-rated bonus equals actual bonus for 2010 performance.

(3)	Calculated as two times the sum of (i) Mr. Minton’s then current base salary and (ii) Mr. Minton’s then current target bonus. Assumes target bonus equals 250% of current base salary.

(4)
Calculated assuming (i) full vesting of all unvested restricted stock awards, excluding performance-based awards, and (ii) full vesting of all unvested options.  Additionally, restricted stock awards that are subject to the achievement of specified performance goals would continue to vest in accordance with their original vesting schedule (these awards, which are not included in the figures above, would have a value of $927,966 based on the closing price of our common shares on December 31, 2010 and assuming performance goals were achieved).

(5)	Calculated assuming (i) full vesting of unvested restricted stock, including performance-based awards, and (ii) full vesting of all unvested options.

(6)	Represents a hypothetical change in control occurring on December 31, 2010 and is not representative of change in control benefits attributable to the Amalgamatio

(7)
Calculated assuming that all unvested restricted stock and options fully vest. Calculation assumes that our Compensation Committee approves the acceleration of performance-based awards, which would otherwise continue to vest in accordance with their original vesting schedule subject to achievement of specified performance goals.

(8)
Restricted stock awards continue to vest in accordance with its original vesting schedule, excluding performance-based awards. Calculated using the closing price of our common shares on December 31, 2010 ($21.64), the unvested awards have a value of $ 2,478,537.

(9)
Mr. Minton is generally entitled to vesting of his equity awards upon a change in control, excluding his award granted on March 1, 2010 (since that award requires twelve months elapsed time from the grant date to qualify for accelerated vesting) and excluding awards that vest subject to achievement of performance goals (since acceleration is subject to our Compensation Committee's discretion). Calculation assumes that our Compensation Committee does not approve the acceleration of performance-based awards. No equity awards accelerated as a result of the Amalgamation since Mr. Minton waived his right to accelerated vesting of certain outstanding equity awards in connection with the Amalgamation.

          John R. Berger. Pursuant to the terms of the employment agreement for Mr. Berger in the event that his employment terminates for any reason, he is generally entitled to receive the following accrued amounts: (i) accrued but unpaid base salary and (ii) any other amounts payable and benefits accrued in accordance with the terms and provisions of any of our agreements, plans or programs.

          In the event that Mr. Berger’s employment is terminated by us without Cause (as defined below) or by Mr. Berger for Good Reason (as defined below), in addition to the accrued amounts set forth above, he will receive any accrued but unpaid bonus and severance in an amount equal to his then current annual base salary for a period of twenty four months (or twelve months if such termination occurs in the final year of the employment agreement) and is contingent upon Mr. Berger’s execution and non-revocation of a general release of claims in our favor.

          Assuming that Mr. Berger’s employment terminated or there was a change in control under each of the circumstances set forth in the chart below on December 31, 2010, Mr. Berger would be entitled to payments and benefits having an estimated value of:

	Pro-Rated Bonus (1)	Total Cash Severance		Value of Accelerated Equity(2)		Total

Termination without Cause or for Good Reason	750,000	850,000	(3)	1,825,329	(4)	3,425,329
Termination upon Death or Disability	0	0		4,958,676	(5)	4,958,676
Termination for Cause or without Good Reason	0	0		0		0
Termination without Cause or for Good Reason following a Change in Control (6)	750,000	850,000	(3)	4,958,676	(7)	6,558,676
Termination upon Retirement	750,000	0		0	(8)	750,000
Change in Control only (8)	0	0		3,450,736	(9)	3,450,736

(1)	Assumes that pro-rated bonus equals actual cash bonus for 2010 performance. Assumes that our Compensation Committee approves payment consistent with our general practice for employees.

(2)

Calculated as the sum of (i) the number of shares of restricted stock vesting upon termination of employment multiplied by the closing price of our common shares on December 31, 2010 ($21.64) and (ii) the number of options vesting upon termination of employment multiplied by the difference between $21.64 and the applicable exercise price of the options, unless the result is negative in which case the value is determined to be $nil.

(3)	Reflects Mr. Berger’s base salary in effect on December 31, 2010.

(4)

Calculated assuming pro-rated vesting of all unvested restricted stock awards, excluding performance-based awards. Additionally, restricted stock awards that are subject to achievement of specified performance goals would continue to vest in accordance with their original vesting schedule (these awards, which are not included in the figures above, would have a value of $1,507,940 based on the closing price of our common shares on December 31, 2010 and assuming performance goals were achieved).

(5)	Calculated assuming full vesting of unvested restricted stock, including performance-based awards.

(6)	Represents a hypothetical change in control occurring on December 31, 2010 and is not representative of change in control benefits attributable to the Amalgamation.

(7)

Calculated assuming that all unvested restricted stock and options fully vest. Calculation assumes that our Compensation Committee approves the acceleration of performance-based awards, which would otherwise continue to vest in accordance with their original vesting schedule subject to achievement of specified performance goals.

(8)

Restricted stock awards continue to vest in accordance with its original vesting schedule, excluding performance-based awards. Calculated using the closing price of our common shares on December 31, 2010 ($21.64), the unvested awards have a value of $3,450,736.

(9)

Mr. Berger is generally entitled to vesting of his equity awards upon a change in control in certain limited circumstances, excluding awards that vest subject to achievement of performance goals (since acceleration is subject to our Compensation Committee's discretion). Calculation assumes that our Compensation Committee does not approve the acceleration of performance-based awards. No equity awards accelerated as a result of the Amalgamation since the Amalgamation did not constitute a change in control under Mr. Berger’s equity award agreements.

          Adam C. Mullan. Mr. Mullan does not have a written employment agreement but we are presently negotiating a new employment agreement with him, the terms and conditions of which will be based on those of similarly situated executives. Based on understandings between Mr. Mullan and us, he is entitled to the severance payments and benefits generally applicable to Mr. Roberts, as discussed above.

          Assuming that Mr. Mullan’s employment terminated or there was a change in control under each of the circumstances set forth in the chart below on December 31, 2010, Mr. Mullan would be entitled to payments and benefits having an estimated value of:

	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity(1)		Total
Termination without Cause or for Good Reason	1,067,400	(2)	1,397,910	(3)	1,231,056	(4)	3,696,366
Termination upon Death or Disability	1,067,400	(2)	0		1,811,030	(5)	2,878,430
Termination for Cause or without Good Reason	0		0		0		0
Termination without Cause or for Good Reason following a Change in Control (6)	1,067,400	(2)	3,447,570	(7)	1,811,030	(8)	6,326,000
Termination upon Retirement (not eligible as of December 31, 2010)	0		0		0		0
Change in Control only (6)	0		0		699,751	(9)	699,751

(1)

Calculated as the sum of (i) the number of shares of restricted stock vesting upon termination of employment multiplied by the closing price of our common shares on December 31, 2010 ($21.64) and (ii) the number of options vesting upon termination of employment multiplied by the difference between $21.64 and the applicable exercise price of the options, unless the result is negative in which case the value is determined to be $nil.

(2)	Assumes that pro-rated bonus equals actual bonus for 2010 performance.

(3)	Calculated as the sum of (i) Mr. Mullan’s base salary in effect on December 31, 2010 and (ii) the bonus paid to Mr. Mullan with respect to the fiscal year ended December 31, 2009.

(4)

Calculated assuming (i) full vesting of all unvested restricted stock awards, excluding performance-based awards, and (ii) full vesting of all unvested options. Additionally, restricted stock awards that are subject to achievement of specified performance goals would continue to vest in accordance with their original vesting schedule (these awards, which are not included in the figures above, would have a value of $579,974 based on the closing price of our common shares on December 31, 2010 and assuming performance goals were achieved).

(5)	Calculated assuming (i) full vesting of unvested restricted stock, including performance-based awards, and (ii) full vesting of all unvested options.

(6)	Represents a hypothetical change in control occurring on December 31, 2010 and is not representative of change in control benefits attributable to the Amalgamation

(7)	Calculated as two times the sum of (i) Mr. Mullan’s then current base salary and (ii) target bonus equal to 250% of current base salary.

(8)

Calculated assuming that all unvested restricted stock and options fully vest. Calculation assumes that our Compensation Committee approves the acceleration of performance-based awards, which would otherwise continue to vest in accordance with their original vesting schedule subject to achievement of specified performance goals.

(9)

Mr. Mullan is generally entitled to vesting of his equity awards upon a change in control, excluding his award granted on March 1, 2010 (since that award requires twelve months elapsed time from the grant date to qualify for accelerated vesting) and excluding awards that vest subject to achievement of performance goals (since acceleration is subject to our Compensation Committee’s discretion). Calculation assumes that our Compensation Committee does not approve the acceleration of performance-based awards. No equity awards accelerated as a result of the Amalgamation since Mr. Mullan waived his right to accelerated vesting of certain outstanding equity awards in connection with the Amalgamation.

               Angelo Guagliano. Effective May 31, 2010, Mr. Guagliano resigned pursuant to Section 6(d) of his employment agreement (termination for Good Reason in connection with, upon the occurrence of, or within 12 months following a Change in Control). Mr. Guagliano received the separation benefits set forth therein. These payments are comprised of (i) a pro-rated bonus of 600,000; (ii) cash severance of $4,030,600 and (iii) accelerated equity with a value of $2,066,389 as of May 31, 2010. Mr. Guagliano also provided transition services to Alterra Bermuda through December 31, 2010 for which he received additional compensation of $95,968.

Employment Agreement Definitions

          For purposes of the employment agreements described herein, “Cause” generally means the named executive officer’s (i) drug or alcohol use which impairs his ability to perform his duties, (ii) conviction by a court, or plea of “no contest” or guilty to a felony or equivalent, (iii) engaging in fraud, embezzlement or any other illegal conduct with respect to us, (iv) willful violation of the restrictive covenants set forth in the named executive officer’s employment agreement, (v) willful failure or refusal to perform the duties under the named executive officer’s employment agreement, (vi) breach of any material provision of the named executive officer’s employment agreement related to conduct which is not cured, if curable, within 10 days after written notice is given by us to the named executive officer (or in the case of Mr. Becker, 30 days written notice) or (vii) willful misconduct that is directly related to the employment relationship and that has a material detrimental effect on us or our affiliates (except in the case of Mr. Becker).

          For purposes of the employment agreements described herein, “Good Reason” means any of the following events which is not cured, if curable, within thirty days after the named executive officer has given notice to us of (i) any material and adverse change to his duties or authority which is inconsistent with his title and position as applicable, (ii) a reduction of the named executive officer’s base salary or (iii) a failure by us to comply with any other material provisions or obligations pursuant to the named executive officer’s employment agreement. For Messrs. Becker, Roberts, Minton and Guagliano, the following events would also constitute Good Reason: (a) a diminution of the named executive officer’s title or position; or (b) the relocation of the named executive officer’s office outside of Bermuda. Good reason for Mr. Becker may also be triggered upon a material reduction in the benefits set forth in his employment agreement. For Messrs. Roberts, Minton and Guagliano, a target bonus below 50% of base salary may also constitute Good Reason under each respective employment agreement.

          For purposes of the employment agreements described herein, “disability” generally means if, as a result of incapacity due to physical or mental illness, the named executive officer is substantially unable to perform his duties for an entire period of at least 120 consecutive days (180 days in the case of Mr. Becker) or 180 non-consecutive days within any 365-day period.

          For purposes of Messrs. Becker’s, Roberts’ and Minton’s employment agreements, the term “change in control” generally means (i) any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of Alterra Capital or those of Alterra Bermuda, (ii) any person is or becomes, directly or indirectly, the beneficial owner of our securities representing 51% or more of the combined voting power of our then outstanding voting securities, (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute our board of directors and any new director, whose election to the board of directors or nomination for election to the board of directors by our shareholders was approved by a vote of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors then in office or (iv) our board of directors or our shareholders approve a merger or consolidation with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 80% of the total voting power represented by our voting securities immediately after such merger or consolidation, or our board of directors or our shareholders approve a plan of complete liquidation or an agreement for the sale or disposition (in one or a series of transactions) of all or substantially all of our assets.

          For purposes of Mr. Guagliano’s employment agreement, the term “change in control” means (i) any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of our assets or those of Alterra Bermuda, (ii) any person is or becomes, directly or indirectly, the beneficial owner of securities of Alterra Bermuda that represent 51% or more of the combined voting power of Alterra Bermuda’s then outstanding voting securities, (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted our board of directors (together with any new directors whose election by our board of directors whose nomination by our shareholders was approved by a vote of our board of directors then still in office who are either directors at the beginning of such period or whose election or nomination for election was so previously approved) cease for any reason to constitute a majority of our board of directors then in office or (iv) our board of directors or our shareholders approve a merger or consolidation of the parent with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 80% of the total voting power represented by our voting securities immediately after such merger or consolidation, or our board of directors or shareholders approve a plan of our complete liquidation or an agreement for the sale or disposition by us (in one or a series of transactions) of all or substantially all of our assets.

Incentive Plans

          Generally, our restricted stock awards granted to our named executive officers under our 2008 Incentive Plan on or after February 8, 2010 and our restricted stock awards granted under our 2006 Incentive Plan after the Amalgamation, provide that, upon termination of the named executive officer’s service relationship with us, the named executive officer will receive immediate vesting of his restricted stock awards if the termination of the service relationship resulted from (i) his death, (ii) termination by us due to the named executive officer’s disability (as defined below), (iii) termination by us without Cause (as defined in the applicable incentive plan) or (iv) termination by the named executive officer for Good Reason (as defined in the named executive officer’s employment agreement). Subject to certain limitations, if the service relationship is terminated as a result of the failure of the Bermuda immigration authorities to renew a Bermuda-based named executive officer’s work permit (through no fault of the employee), the named executive officer is eligible to receive full vesting of the outstanding restricted stock awards. For (i) those stock awards granted prior to 2011 with retirement provisions and (ii) stock awards granted in 2011 or later, provided our Compensation Committee specifically approves, upon a qualifying retirement the named executive officer’s award vesting schedule will remain unchanged provided that, during the term of the vesting period, the named executive officer does not enter into to any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by our Compensation Committee. If the service relationship with the named executive officer ends for a reason other than those listed in this paragraph, the restricted stock will be forfeited and the named executive officer will have no rights with respect to the award.

          Generally, our restricted stock awards granted to our named executive officers under our 2008 Incentive Plan prior to February 8, 2010 provide that, upon termination of the named executive officer’s service relationship with us, the named executive officer will receive immediate vesting of a pro-rata portion of his restricted stock awards if the termination of the service relationship resulted from (i) his death, (ii) termination by us due to the named executive officer’s disability (as defined below), (iii) termination by us without Cause (as defined in our 2008 Incentive Plan) or (iv) termination by the named executive officer for Good Reason (as defined in the named executive officer’s employment agreement). Subject to certain limitations, if the service relationship is terminated as a result of the failure of the Bermuda immigration authorities to renew a Bermuda-based named executive officer’s work permit (through no fault of the employee), the named executive officer is eligible to receive full vesting of the outstanding restricted stock awards. Upon retirement, the named executive officer’s award vesting schedule will remain unchanged provided that, during the term of the vesting period, the named executive officer does not enter into to any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by our Compensation Committee. If the service relationship with the named executive officer ends for a reason other than those listed in this paragraph, the restricted stock will be forfeited and the named executive officer will have no rights with respect to the award.

          Generally, the substitute restricted stock awards granted to our named executive officers under our 2006 Incentive Plan pursuant to the Amalgamation that replaced existing Harbor Point awards originally granted between June 4, 2008 and the consummation of the Amalgamation, provide that, upon termination of the named executive officer’s service relationship with us, the named executive officer will receive (i) immediate vesting of his restricted stock awards if the termination of the service relationship resulted from his death or termination by us due to the named executive officer’s disability (as defined in our 2006 Incentive Plan), (ii) pro-rata vesting based on a factor, the numerator of which is the number of full months elapsed from the original grant date to the termination date and the denominator of which is the number of months in the original vesting period if the termination of the service relationship resulted from (a) termination by us without Cause (as defined in our 2006 Incentive Plan) or (b) termination by the named executive officer for Good Reason (as defined in the named executive officer’s employment agreement) and (iii) continued vesting of his restricted stock awards if the termination of the service relationship resulted from retirement provided that, during the term of the continued vesting period, the named executive officer does not enter into to any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by our Compensation Committee. If the service relationship with the named executive officer ends for a reason other than those listed in this paragraph, the restricted stock will be forfeited and the named executive officer will have no rights with respect to the award.

          Generally, the substitute restricted stock awards granted to our named executive officers under our 2006 Incentive Plan pursuant to the Amalgamation that replaced existing Harbor Point awards originally granted prior to June 4, 2008 provide that, upon termination of the named executive officer’s service relationship with us, the named executive officer will receive (i) immediate vesting of his restricted stock awards if the termination of the service relationship resulted from his death or termination by us due to the named executive officer’s disability (as defined in our 2006 Incentive Plan), (ii) vesting with respect to the portion of shares which would have otherwise vested upon the next anniversary of the grant date if the termination of the service relationship resulted from (a) termination by us without Cause (as defined in our 2006 Incentive Plan) or (b) termination by the named executive officer for Good Reason (as defined in the named executive officer’s employment agreement) and (iii) continued vesting of his restricted stock awards if the termination of the service relationship resulted from retirement provided that, during the term of the vesting period, the named executive officer does not enter into to any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by our Compensation Committee. If the service relationship with the named executive officer ends for a reason other than those listed in this paragraph, the restricted stock will be forfeited and the named executive officer will have no rights with respect to the award.

          With respect to options granted under our 2000 Incentive Plan, upon the named executive officer’s death or, as determined by our Compensation Committee, disability, or termination by us without Cause (as defined in our 2000 Incentive Plan), all unvested options that would have vested in the one-year period following termination of employment automatically vest and become exercisable within the same one-year period. If the named executive officer’s employment is terminated for any other reason, all unvested options are forfeited and vested options are exercisable for 90 days following the termination of employment.

          With respect to options granted under our 2008 Incentive Plan, upon the named executive officer’s death or, as determined by our Compensation Committee, disability, or termination by us without Cause (as defined in our 2008 Incentive Plan) or, subject to limitations, the failure of the Bermuda immigration authorities to renew a Bermuda-based named executive officer’s work permit (through no fault of the employee), if applicable, and our failure to offer a comparable position with an affiliate, a pro-rata portion of the options that would have vested on the next grant anniversary date will vest as of the termination date and all other unvested options will be forfeited. Further, award recipients under our 2008 Incentive Plan are required to comply with restrictive covenants pertaining to safeguarding of our confidential information, non-disparagement and ownership of intellectual property.

          With respect to options granted under our 2006 Incentive Plan, upon termination of the named executive officer’s service relationship with us, the named executive officer will receive vesting with respect to the portion of options which would have otherwise vested upon the next scheduled vesting date if the termination of the service relationship resulted from (i) termination by us without Cause (as defined in our 2006 Incentive Plan) or (ii) termination by the named executive officer for Good Reason (as defined in the named executive officer’s employment agreement). If the service relationship with the named executive officer ends for a reason other than those listed in this paragraph, the unvested options will be forfeited and the named executive officer will have no rights with respect to such options.

          Generally, upon a change in control, all restrictions, if any, on any stock awards, restricted stock or restricted stock units granted under our incentive plans prior to January 1, 2011 will automatically lapse, except for (i) restricted stock and restricted stock unit awards granted in 2010 that are subject to the achievement of specified performance goals (as the treatment of these awards upon a change in control is subject to our Compensation Committee’s discretion) and (ii) any other restricted stock or restricted stock unit awards granted in 2010 under our 2008 Incentive Plan or granted after the Amalgamation under our 2006 Incentive Plan to the extent twelve months time has not elapsed between the grant date and the change in control date. Additionally, all options will automatically vest and become immediately exercisable in full and all unvested warrants will become immediately vested.

          Notwithstanding the termination provisions described above, pursuant to the terms of Mr. Becker’s employment agreement, unvested portions of option and restricted stock awards granted to Mr. Becker (including any awards granted in the future) will immediately vest in full upon the occurrence of any of the following events (i) our termination of Mr. Becker’s employment without Cause (as defined in his employment agreement), (ii) termination of Mr. Becker’s employment for Good Reason (as defined in his employment agreement), (iii) termination following a change in control (as defined in his employment agreement) or (iv) termination at the end of the term. Additionally, pursuant to the terms of Mr. Becker’s performance-based restricted stock award granted February 19, 2009, if Mr. Becker’s employment is terminated on account of his death or disability (as defined in the employment agreement), he will receive immediate full vesting of this restricted stock award.

          Warrants. If Mr. Minton’s employment is terminated, his warrants, all of which are vested, will remain exercisable for (i) thirty days following his termination of employment if Mr. Minton’s termination is for Cause or without Good Reason or (ii) six months following his termination of employment if Mr. Minton’s termination arises out of Disability, without Cause, for Good Reason (each as defined in the warrant agreement) or a failure of the Bermuda immigration authorities to renew his work permit.

Compensation Risk Management Disclosure

          As discussed in more detail in the Compensation Discussion and Analysis section, our compensation programs are designed to align our employees’ economic interests with our economic interests and those of our shareholders. We consider operating return on equity as the primary financial performance measure for our annual incentive plan, which includes both cash and stock-based long-term incentives. Because operating return on equity is a function of both operating income and shareholders’ equity, it encourages senior executives, as well as other employees with management responsibility, to focus on performance objectives that are essential to creating shareholder value, including the quality and profitability of our underwriting results and investment and capital management strategies.

          These metrics are consistent with the measures used by many of our peer companies, and we consider that to be an equally important factor in our need to attract, retain and reward talent for the company. In addition, our equity ownership guidelines, recoupment policy (each of which is described in the Compensation Discussion and Analysis section) and the fact that a considerable portion of our named executive officers’ compensation is in the form of long-term stock-based incentives, are all designed and calibrated to encourage long-term growth and profitability and to discourage excessive risk taking over the short-term. Moreover, neither our cash bonuses nor our long-term incentive awards are made or determined based on top-line or short-term measures. As a result of this and the mix of short- and long-term performance criteria, our Compensation Committee believes that our executives are not incentivized to employ disproportionately risky growth strategies.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

          The following table provides information as of December 31, 2010 about our common shares that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our board of directors under all of our existing equity compensation plans, including our incentive plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	3,704,516	(1)	24.22	3,437,312	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	3,704,516	(1)	24.22	3,437,312	(2)

(1)

Includes 3,620,849 common shares issuable upon the exercise of options that were outstanding under our incentive plans as of December 31, 2010. Also includes 83,667 common shares issuable upon the exercise of warrants granted in 2001 to certain named executive officers and certain other employees pursuant to their respective employment agreements. The terms in the employment agreements providing for the granting of these warrants were approved by written shareholder resolution in December 1999.

(2)

Represents an aggregate of (i) the difference between the number of securities issuable under our 2008 Incentive Plan (4,500,000) and the number of securities issued under our 2008 Incentive Plan, net of forfeitures, as of December 31, 2010 (2,500,181), which consist of 2,051,256 shares of restricted stock, 340,592 restricted stock units and 108,333 options and (ii) the difference between the number of securities issuable under our 2006 Incentive Plan (1.722.622) and the number of securities issued under our 2006 Incentive Plan, net of forfeitures, as of December 31, 2010 (285,129), which consist of 303,258 shares of restricted stock and the forfeiture of 18,129 options.

Director Compensation

          We currently have 11 directors who are eligible to receive compensation for their services as directors, all of whom are non-employee directors. Neither Messrs. Becker nor Berger receives additional compensation for serving as a member of our board of directors.

          In accordance with the terms of our 2010 Director Compensation Program, each non-employee director receives a $50,000 annual retainer, the non-executive chairman of the board receives a $100,000 annual retainer, the ARMC chairman receives a $25,000 annual retainer, the Compensation Committee chairman receives a $15,000 annual retainer and each other committee chair receives a $10,000 annual retainer. Non-employee directors are paid board and committee meeting fees of $2,500 per meeting. In addition, to the extent that a director performs specific tasks on behalf of and at the direction of the board, we may compensate such director on a per diem basis in an amount equal to a meeting fee. Each director may elect to receive his or her fees in the form of common shares.

               In addition to cash compensation, in accordance with the terms of our 2010 Director Compensation Program, each non-employee director is entitled to an annual grant of either 4,000 shares of restricted stock or 4,000 restricted stock units under our incentive plans. We reimburse directors for usual and customary expenses while on company business. Our Compensation Committee has the authority, in its discretion, to make grants of restricted stock or restricted stock units to directors upon their election or appointment to our board of directors.

               In addition, we reimburse directors for expenses for family members to accompany them to one board meeting per year. The compensation of our directors is reviewed annually and revisions to our non-employee directors’ compensation will be made upon the recommendation of our Compensation Committee.

Director Compensation for Fiscal Year 2010

          The following Director Compensation Table summarizes the compensation paid to our non-management directors in 2010.

Name	Fees Earned or Paid in Cash ($) (1)	Share Awards ($) (2)(3)	All Other Compensation ($) (4)	Total ($)

James D. Carey	62,500	77,240	—	139,740
Gordon Cheesbrough(5)	17,500	—	—	17,500
K. Bruce Connell	82,500	77,240	—	159,740
W. Thomas Forrester	55,000	77,240	—	132,240
Meryl D. Hartzband	57,500	77,240	—	134,740
Willis T. King, Jr.	100,000	77,240	85	177,325
William Kronenberg III(6)	37,500	77,240	—	114,740
James H. MacNaughton	92,500	77,240	1,715	171,455
Stephan F. Newhouse	60,000	77,240	—	137,240
Micheal O’Reilly	177,500	77,240	153	254,893
Andrew H. Rush	60,000	77,240	174	137,414
Steven M. Skala(6)	25,000	77,240	—	102,240
Mario P. Torsiello	112,500	77,240	3,487	193,227
James L. Zech	92,500	77,240	937	170,677

(1)	Fees earned or paid in cash are comprised of the following:

Name	Retainer Fee	Board Meeting Fee	Committee Meeting Fee	Fee for service on a subsidiary board	Per Diem board fee for work on behalf of the board for strategic initiatives	Total Fees

James D. Carey	50,000	2,500	7,500	—	2,500	62,500
Gordon Cheesbrough	—	7,500	5,000	—	5,000	17,500
K. Bruce Connell	50,000	10,000	10,000	7,500	5,000	82,500
W. Thomas Forrester	50,000	2,500	2,500	—	—	55,000
Meryl D. Hartzband	50,000	2,500	2,500	—	2,500	57,500
Willis T. King, Jr.	65,000	10,000	17,500	—	7,500	100,000
William Kronenberg III	—	5,000	10,000	17,500	5,000	37,500
James H. MacNaughton	50,000	10,000	15,000	10,000	7,500	92,500
Stephan F. Newhouse	50,000	2,500	5,000	—	2,500	60,000
Micheal O’Reilly	170,000	2,500	5,000	—	—	177,500
Andrew H. Rush	50,000	2,500	7,500	—	—	60,000
Steven M. Skala	—	7,500	12,500	—	5,000	25,000
Mario P. Torsiello	75,000	10,000	20,000	—	7,500	112,500
James L. Zech	60,000	10,000	17,500	—	5,000	92,500

(2)

Stock awards granted in 2010 were granted under our 2008 Incentive Plan and 2006 Incentive Plan. We account for our incentive plans under FASB ASC Topic 718. The value in the “Share Awards” column is the full grant date fair value of the stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value was $19.31 per common share. The assumptions used for determining values for the 2010 fiscal year are reflected in Note 14 of the company’s Annual Report on Form 10-K filed with the SEC on February 25, 2011.

(3)	The aggregate number of unvested shares of restricted stock held by current non-management directors on December 31, 2010 was 44,000.

(4)	Includes costs to have family members accompany the director to one board of directors’ meeting per year.

(5)	Mr. Cheesbrough, a former director, passed away in June 2010.

(6)	Each is a former director whose term ended on May 12, 2010 pursuant to the Amalgamation.

Compensation Committee Interlocks and Insider Participation

          In 2010, our Compensation Committee consisted of Messrs. Carey, King, Kronenberg, Newhouse, Skala and Torsiello, each of whom our board of directors determined was independent in accordance with Nasdaq Global Select Market listing standards. No member of our Compensation Committee during 2010 is or was formerly an officer or employee of Alterra Capital or any of its subsidiaries or was a related person in a transaction with Alterra Capital where the amount exceeded $120,000. During 2010, no executive officer of Alterra Capital or any of its subsidiaries served on the compensation committee (or equivalent) or board of directors of another entity whose executive officer(s) served on our Compensation Committee or board of directors.

Report of the Audit and Risk Management Committee

          Management has the primary responsibility for establishing and maintaining adequate internal financial controls, preparing the financial statements and administrating the public reporting process. The ARMC’s primary purpose is to assist our board of directors in fulfilling its responsibilities to oversee the participation of management in the financial reporting process and the role and responsibilities of the independent auditors. For 2010, six directors served on the ARMC, including Mr. William Kronenberg whose term ended upon the consummation of the Amalgamation. Our board of directors has determined that each member of the ARMC is, or in the case of Mr. Kronenberg, was, independent under Nasdaq Global Select Market listing standards and applicable rules promulgated under the Exchange Act and operates under a written charter adopted and approved by our board of directors, and which is available on our website at www.alterracap.com.

          The ARMC has reviewed and discussed the December 31, 2010 audited consolidated financial statements with management and with KPMG, Hamilton, Bermuda, our independent auditors. In addition, the ARMC has discussed with KPMG and management, and monitored quarterly compliance with, Section 404 of the Sarbanes-Oxley Act of 2002 regarding internal controls over financial reporting.

          The ARMC has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. This included (i) the auditor’s judgments about the quality, not just the acceptability, of the accounting principles as applied to Alterra Capital’s financial reporting, (ii) the methods used to account for significant unusual transactions, (iii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus, (iv) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (v) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and disclosures in the financial statements.

          The ARMC has discussed with KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with KPMG their independence. The ARMC has also discussed with KPMG the rotation of independent auditor partners, compliance procedures and the certification of the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as required by the Sarbanes-Oxley Act of 2002.

          Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the ARMC by management and the independent auditors, the ARMC recommended to our board of directors that the December 31, 2010 audited consolidated financial statements be included in the Annual Report on Form 10-K.

The Audit and Risk Management Committee

Mario P. Torsiello (Chairman) K. Bruce Connell W. Thomas Forrester Andrew H. Rush James L. Zech

          The foregoing Report of the Audit and Risk Management Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by Alterra Capital with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Alterra Capital specifically incorporates the Report by reference in any such document.

Principal Accountant Fees and Services

Audit Fees

          The aggregate amount of fees billed by KPMG for professional services rendered for the audit of our financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q in each of fiscal year 2010 and 2009 was $3,114,765 and $2,532,170, respectively. In 2010 and 2009, audit fees also included fees for professional services rendered in connection with the issuance of an opinion on the effectiveness of our internal control over financial reporting based upon the audit for each year. Such fees did not include amounts paid for reimbursement of expenses.

Audit-Related Fees

          The aggregate amount of fees billed by KPMG for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements (and are not included in the Audit Fees reported above) for the fiscal years ended December 31, 2010 and December 31, 2009 was $305,308 and $248,161, respectively. Audit-related fees in fiscal years 2010 and 2009 represented fees for the review of our registration statements and offering documents.

Tax Fees

          The aggregate amount of fees billed by KPMG for professional services rendered for tax compliance and tax advice for the fiscal years ended December 31, 2010 and December 31, 2009 was $298,465 and $337,759, respectively. These fees represented fees for professional services related to the preparation of tax returns and tax compliance.

All Other Fees

          The aggregate amount of fees billed by KPMG for services rendered to us in connection with due diligence and other consulting work for the fiscal years ended December 31, 2010 and December 31, 2009 was $58,105 and $183,592, respectively.

General

          The ARMC has considered whether the provision of non-audit services performed by the independent auditors is compatible with maintaining KPMG’s independence and has concluded that services to be performed by KPMG are generally limited to audit and tax services but may include other services. Any services provided by KPMG are performed subject to our pre-approval policy described below.

Pre-Approval of Audit and Non-Audit Services

          In 2003, the ARMC adopted a policy concerning the approval of audit and non-audit services to be provided to us by KPMG. The policy requires that all services KPMG may provide to us, including audit services and permitted audit-related and non-audit services, be pre-approved by the ARMC, except that we may, without such pre-approval, spend an amount on non-audit services of not more than 10% of the total amount of fees paid by us to KPMG during the fiscal year in which the non-audit services are performed. The ARMC approved all audit and non-audit services provided by KPMG during fiscal 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

          The U.S. federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of Alterra Capital’s securities with the SEC. Specific due dates have been established and we are required to disclose any failure to file by these dates. Based solely on a review of information furnished to us, we believe that during fiscal year 2010, our officers, directors and 10% shareholders satisfied all such filing requirements, with the exception of one Form 4 which was filed three days late for Mr. Minton, our Chief Operating Officer, in connection with the exercise of a warrant.

PROPOSAL TWO
ALTERRA CAPITAL AUDITORS PROPOSAL

          Upon recommendation of the ARMC, our board of directors proposes that the shareholders ratify the appointment of KPMG, Hamilton, Bermuda to serve as the independent auditors of Alterra Capital for the 2011 fiscal year until Alterra Capital’s annual general meeting of shareholders in 2012 and authorize our board of directors to fix the remuneration of the independent auditors. KPMG, Hamilton, Bermuda served as the independent auditors of Alterra Capital. A representative of KPMG, Hamilton, Bermuda will attend the Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ALTERRA CAPITAL AUDITORS PROPOSAL

PROPOSAL THREE
APPROVE THE AMENDED AND RESTATED BYE-LAWS OF ALTERRA CAPITAL

               On February 8, 2011, our board of directors approved the Amended and Restated Bye-Laws of Alterra Capital Holdings Limited, subject to shareholder approval. Our board of directors approved the Amended and Restated Bye-Laws in light of changes to the regulatory landscapes we operate under and evolving standards as to corporate governance best practices.

               Under Section 13 of the Bermuda Companies Act 1981 and bye-law 97 of our current bye-laws, any amendment of the bye-laws requires approval by our board of directors and the shareholders of Alterra Capital. If this proposal is not approved at the Meeting, our current bye-laws will continue to govern our corporate actions.

               The substantive proposed amendments to the bye-laws are summarized below.

          Classified Board

               Our current bye-laws provide that our board of directors be classified into three classes and that each director serve a three year term. The Amended and Restated Bye-laws provide that each member of our board of directors serve a one year term and that all directors be elected annually at the annual general meeting of shareholders.

               Our board of directors considered the relative merits of maintaining the current classified board structure and determined that it would be in the best interests of Alterra Capital and our shareholders to amend the bye-laws to declassify our board of directors. Notwithstanding the advantages offered by a classified structure, such as promoting continuity and stability and, encouraging a long-term perspective on the part of the directors, our board of directors recognizes that a classified structure may appear to reduce directors’ accountability to shareholders, since such a structure does not enable shareholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies.

          Designated Subsidiary

               Our current bye-laws provide that if Alterra Capital is required or entitled to vote on any matter at a meeting of the shareholders of Alterra Bermuda or any other company designated by our board of directors, which we refer to as a Designated Subsidiary, our board of directors must refer the matter to the shareholders of Alterra Capital and seek authority from such shareholders to vote either in favor of or against the resolution proposed by Alterra Bermuda or the Designated Subsidiary. The purpose of this provision is to prevent certain non-U.S. subsidiaries from being deemed “controlled foreign corporations” under the U.S. tax laws, a designation that would create adverse tax consequences for large shareholders of Alterra Capital. The Amended and Restated Bye-Laws exclude from the matters that must be submitted to the Alterra Capital shareholders certain ministerial items pertaining to a Designated Subsidiary.

               We believe that the scope of the current Designated Subsidiary provision exceeds its purpose, because it requires us to submit to our shareholders matters that are unlikely to trigger a determination that the non-U.S. subsidiary would be deemed a controlled foreign corporation. The Amended and Restated Bye-Laws exclude from the matters that must be submitted to Alterra Capital shareholders matters pertaining to the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon and the remuneration of directors of Designated Subsidiaries. We believe this will facilitate a more orderly meeting process because we will not be required to include numerous proposals relating to our subsidiaries, including proposals that are administrative in nature. We do not believe these exclusions compromise our efforts to ensure that tax liability does not accrue to U.S. shareholders under the foreign controlled corporation rules.

          Limitations on Voting Alterra Capital Stock

          Our current bye-laws provide that the voting rights of shareholders whose shares constitute 9.5% or more of the voting power of our common shares are reduced. The votes that would have otherwise been cast by such shareholders are re-allocated to the other shareholders on a pro rata basis. This provision is intended to protect our large shareholders from the risk of unfavorable tax treatment under the U.S. tax laws.

          Under the Amended and Restated Bye-Laws, the voting reduction operates in the same manner, except that the restricted votes are not reallocated to the other shareholders. We believe that this amendment is advisable in order to facilitate a more orderly annual meeting process. The re-allocation process requires substantial calculations and testing that are not required to satisfy tax or corporate regulations. As a result, we do not believe that the elimination of this provision alters the risk of adverse tax consequences to our shareholders.

          Limitation on use of Blank Check Preferred Stock

               Our current bye-laws provide that our board of directors may from time to time issue preferred shares on such terms and conditions as it may determine. This is sometimes referred to as “blank check preferred stock.” In connection with the approval of the Amended and Restated Bye-Laws, our board of directors considered eliminating the authorization of blank check preferred stock; however, given the current and foreseeable state of the capital markets and the potential lack of availability of capital, our board of directors concluded that there were significant benefits that resulted from the availability of blank check preferred stock. The principal benefit is flexibility of having a range of capital financing alternatives available without having to convene a meeting of the shareholders, which can result in a delay of several months. As a result, our board of directors determined to retain the authorization of the blank check preferred stock.

               Notwithstanding this determination, our board of directors acknowledges that, as a general matter, the authorization of blank check preferred stock and the issuance thereof could deter potential acquirers (hostile or otherwise) from initiating proxy contests, tender offers or other attempts to obtain control of or to acquire a company, and delay or prevent a range of change in control transactions. Because a change in control transaction may provide a premium for our shareholders, and because the issuance of preferred stock could adversely affect the ability of our stockholders to obtain such a premium, our board of directors has determined that it will not, without prior shareholder approval, issue any series of preferred stock specifically for defensive or anti-takeover purpose or specifically to deter, delay or prevent a change in control transaction.

               Our board of directors may authorize the issuance of preferred stock for financing, acquisition or other purposes, which could have the effect of deterring, delaying or preventing a change in control transaction. Our board of directors believes that the authorized blank check preferred stock is in our best interests and the best interests of our shareholders because it is consistent with sound corporate governance principles and allows us to efficiently manage our capital and issue securities when necessary to capitalize on market, financing and acquisition opportunities.

          Advance Notice Provision

               Our current bye-laws contain an advance notice provision applicable to shareholder nominees to our board of directors. This provision requires that shareholder nominees provide us with written notice at least 120 days prior to the shareholder meeting that is signed by shareholders holding at least 70% of the issued and outstanding shares entitled to vote at the meeting. The notice must also include (i) the name and address of the nominating shareholder(s) and the shareholder nominee, (ii) the number of shares beneficially owned by the nominating shareholder(s) and (iii) a description of any arrangements or understandings between the nominating shareholder(s) and the shareholder nominee.

               The Amended and Restated Bye-Laws requires that shareholder nominees provide us with written notice at least 120 days and not more than 150 days prior to the shareholder meeting that is signed by shareholders holding at least 70% of the issued and outstanding shares entitled to vote at the meeting. The notice must also include significantly more information regarding the nominating shareholder(s) and the shareholder nominee than is required under our current bye-laws, including information regarding (i) derivative instruments held by the parties, (ii) compensatory arrangements between the parties, (ii) voting commitments of the shareholder nominee and (iv) the independence of the shareholder nominee.

          We believe these additional disclosure requirements benefit all shareholders by enabling us to take appropriate steps to evaluate shareholder nominees so that our board of directors can properly advise the shareholders. The information provided by the nominating shareholders(s) and shareholder nominee will aid us in collecting information necessary to review the qualifications and independence of the nominee and allow us to gauge whether the motives of both the nominating shareholder and shareholder nominee are aligned with the our interests and the interests of our shareholders generally.

          Technical Amendments

               The Amended and Restated Bye-Laws include several technical amendments to our current bye-laws. These amendments include reflecting Alterra Capital’s current name, conforming changes and making other administrative changes intended to update and clarify the Amended and Restated Bye-Laws.

               The full text of the proposed Amended and Restated Bye-Laws, with the proposed changes reflected therein, is attached to this proxy statement as Annex B. The summary of the amendments is qualified in its entirety by reference to the text set forth in Annex B, which text is hereby incorporated herein by reference.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS OF ALTERRA CAPITAL

PROPOSAL FOUR
AUTHORIZE APPROVING THE AMENDED AND RESTATED BYE-LAWS OF SUBSIDIARIES OF ALTERRA CAPITAL

          Pursuant to our bye-laws, if Alterra Capital is required or entitled to vote on any matter at a meeting of the shareholders of Alterra Bermuda or any Designated Subsidiary, our board of directors must refer the matter to the shareholders of Alterra Capital and seek authority from such shareholders to vote either in favor of or against the resolution proposed by the Alterra Bermuda or the Designated Subsidiary. Accordingly, the shareholders of Alterra Capital are being asked to consider this proposal.

Alterra Bermuda

          On March [__], 2011, the board of directors of Alterra Bermuda Limited approved the Amended and Restated Bye-Laws of Alterra Bermuda, subject to shareholder approval. The Amended and Restated Bye-Laws of Alterra Bermuda (i) declassify the board of Alterra Bermuda, (ii) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital, (iii) remove several provisions that are not necessary for the bye-laws of a wholly-owned subsidiary and (iv) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the board structure and bye-laws of Alterra

Bermuda with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of Alterra Bermuda, with the proposed changes reflected therein, is attached to this proxy statement as Annex C. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex C, which text is hereby incorporated herein by reference.

Alterra Agency

          On March [__], 2011, the board of directors of Alterra Agency Limited approved the Amended and Restated Bye-Laws of Alterra Agency, subject to shareholder approval. The Amended and Restated Bye-Laws of Alterra Agency (i) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital and (ii) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the bye-laws of Alterra Agency with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of Alterra Agency, with the proposed changes reflected therein, is attached to this proxy statement as Annex D. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex D, which text is hereby incorporated herein by reference.

Alterra Diversified

          On March [__], 2011, the board of directors of Alterra Diversified Strategies Limited approved the Amended and Restated Bye-Laws of Alterra Diversified, subject to shareholder approval. The Amended and Restated Bye-Laws of Alterra Diversified (i) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital and (ii) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the bye-laws of Alterra Diversified with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of Alterra Diversified, with the proposed changes reflected therein, is attached to this proxy statement as Annex E. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex E, which text is hereby incorporated herein by reference.

Alterra Holdings

          On March [__], 2011, the board of directors of Alterra Holdings Limited approved the Amended and Restated Bye-Laws of Alterra Holdings, subject to shareholder approval. The Amended and Restated Bye-Laws of Alterra Holdings (i) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital and (ii) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the bye-laws of Alterra Holdings with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of Alterra Holdings, with the proposed changes reflected therein, is attached to this proxy statement as Annex F. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex F, which text is hereby incorporated herein by reference.

Alterra Managers

          On March [__], 2011, the board of directors of Alterra Managers Limited approved the Amended and Restated Bye-Laws of Alterra Managers, subject to shareholder approval. The Amended and Restated Bye-Laws of Alterra Managers (i) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital and (ii) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the bye-laws of Alterra Managers with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of Alterra Managers, with the proposed changes reflected therein, is attached to this proxy statement as Annex G. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex G, which text is hereby incorporated herein by reference.

New Point III

          On March [__], 2011, the board of directors of New Point III Limited approved the Amended and Restated Bye-Laws of New Point III, subject to shareholder approval. The Amended and Restated Bye-Laws of New Point III (i) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital and (ii) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the bye-laws of New Point III with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of New Point III, with the proposed changes reflected therein, is attached to this proxy statement as Annex H. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex H, which text is hereby incorporated herein by reference.

New Point Re

          On March [__], 2011, the board of directors of New Point Re III Limited approved the Amended and Restated Bye-Laws of New Point Re, subject to shareholder approval. The Amended and Restated Bye-Laws of New Point Re (i) conform the Designated Subsidiary provisions to those contained in the Amended and Restated Bye-Laws of Alterra Capital and (ii) make technical changes to the bye-laws intended to update and clarify the bye-laws. We believe that all of these amendments will increase administrative convenience and align the bye-laws of New Point Re with the bye-laws of our other Bermuda subsidiaries.

          The full text of the proposed Amended and Restated Bye-Laws of New Point Re, with the proposed changes reflected therein, is attached to this proxy statement as Annex I. This summary of the amendments is qualified in its entirety by reference to the text set forth in Annex I, which text is hereby incorporated herein by reference.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AUTHORIZATION OF THE APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS OF ALTERRA BERMUDA, ALTERRA AGENCY, ALTERRA DIVERSIFIED, ALTERRA HOLDINGS, ALTERRA MANAGERS, NEW POINT III AND NEW POINT RE III

PROPOSAL FIVE
AUTHORIZE THE ELECTION OF DIRECTORS OF VARIOUS SUBSIDIARIES OF ALTERRA CAPITAL

          Our bye-laws provide that if Alterra Capital is required or entitled to vote on any matter at a meeting of the shareholders of Alterra Bermuda or any Designated Subsidiary, our board of directors must refer the matter to the shareholders of Alterra Capital and seek authority from such shareholders to vote either in favor of or against the resolution proposed by Alterra Bermuda or the applicable Designated Subsidiary. Accordingly, the shareholders of Alterra Capital are being asked to consider this proposal.

               The persons named below have been nominated to serve as directors of Alterra Bermuda or the applicable Designated Subsidiary indicated below. Our board of directors has no reason to believe that any of the director nominees will not continue to be candidates or will not be able to serve as directors of Alterra Bermuda or the applicable Designated Subsidiary, if elected. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

               Biographical information for each such person is set forth under Proposal One, Election of Directors of Alterra Capital

Alterra Bermuda Limited	Term Expires	New Point III Limited	Term Expires
W. Marston Becker	2014	Peter A. Minton	2013
John R. Berger	2014	Joseph W. Roberts	2013
D. Andrew Cook	2014
Peter A. Minton	2014
Joseph W. Roberts	2014

Alterra Agency Limited	Term Expires	New Point Re III Limited	Term Expires
Peter A. Minton	2013	Peter A. Minton	2013
Joseph W. Roberts	2013	Joseph W. Roberts	2013

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AUTHORIZATION OF THE ELECTION OF THE ABOVE NOMINEES

PROPOSAL SIX
ADVISORY VOTE ON EXECUTIVE COMPENSATION

               The Compensation Discussion and Analysis of this proxy statement describes our executive compensation program and the compensation decisions made by our Compensation Committee with respect to the fiscal year 2010 compensation of our named executive officers. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, our board of directors is requesting shareholders to cast a non-binding advisory vote on the following resolution:

                “RESOLVED, that the compensation paid to Alterra Capital’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

               We believe that our executive compensation programs have been effective at incentivizing the achievement of positive results,

appropriately aligning pay and performance and in enabling us to attract and retain very talented executives within our industry.

               Accordingly, we are requesting our shareholders to indicate their support for our named executive office compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our fiscal year 2010 executive compensation policies and procedures for named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this proxy statement. While the advisory vote we are requesting you to cast is non-binding, our Compensation Committee values the views of our shareholders and will take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION

PROPOSAL SEVEN
ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

               In addition to the non-binding advisory vote on executive compensation, the Dodd-Frank Wall Street Reform and Consumer Protection Act also enables our shareholders to express their preference for having a say on pay vote every one, two or three years or to abstain. This non-binding “frequency” vote is required at least once every six years beginning with the Meeting.

               After consideration, our board of directors has determined that an advisory vote on executive compensation that occurs every year is appropriate and recommends that shareholders cast a non-binding vote to hold a non-binding advisory vote on our executive compensation every year.

               In formulating its recommendation, our board of directors considered that a shareholder advisory vote on executive compensation every year will provide our shareholders with an opportunity to evaluate our overall compensation philosophy, design and implementation on a regular and frequent basis.

               You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the following resolution:.

                “RESOLVED, that the preferred frequency with which Alterra Capital will hold a shareholder advisory vote to approve the compensation of Alterra Capital’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K shall be the option of once every year, two years or three years that receives the highest number of votes cast for this resolution.”

               The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by our shareholders. However, because this vote is advisory and not binding on our board of directors in any way, our board of directors may decide that it is in our best interests and the best interests of our shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR “ONE YEAR” AS THE FREQUENCY WITH WHICH SHAREHOLERS PROVIDE AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

ADDITIONAL INFORMATION

Other Action at the Meeting

          A copy of our Annual Report, including financial statements for the year ended December 31, 2010 and the auditors’ report thereon, has been sent or made available to all shareholders. The Annual Report of Alterra Capital and the Statutory Financial Statements of Alterra Bermuda will be presented and discussed at the Meeting, and shareholders will be asked to receive such Annual Report, as well as the financial statements contained therein, and the Statutory Financial Statements of Alterra Bermuda. Shareholders will also be asked to approve the minutes of our August 2010 Annual General Meeting.

          As of the date of this Proxy Statement, we have no knowledge of any business, other than described herein, and customary procedural matters that will be presented for consideration at the Meeting. In the event any other business is properly presented at the Meeting, it is intended that the persons named in the accompanying proxy card will have authority to vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for Annual General Meeting of Shareholders in 2012

          Shareholder proposals must be received in writing by the Secretary of Alterra Capital and must comply with Rule 14a-8 of the Securities Exchange Act of 1934, the requirements of Bermuda corporate law and Alterra Capital’s bye-laws in order to be considered for inclusion in our Proxy Statement and form of proxy card relating to such meeting. We believe that shareholder proposals received by November [__], 2011 would be considered timely for inclusion in the 2012 Proxy Statement. Such proposals should be directed to the attention of the Secretary, Alterra Capital Holdings Limited, P.O. Box HM 2565, Hamilton HM KX, Bermuda.

          Shareholders who intend to nominate persons for election as directors at general meetings of Alterra Capital must comply with the advance notice procedures and other provisions set forth in our bye-laws in order for such nominations to be properly brought before such general meeting.

Our Nominating and Corporate Governance Committee considers nominees to the board of directors recommended by shareholders. Pursuant to our bye-laws currently in effect, any such recommendation must be sent to the Secretary of Alterra Capital not less than 120 days prior to the scheduled date of our annual general meeting of shareholders and must be accompanied by (i) written notice signed by shareholders holding at least 70% of the issued and outstanding shares entitled to vote at the meeting for which such notice is given of their intention to propose such person for election and (ii) written notice signed by the person to be proposed of his or her willingness to be elected. Any such recommendation shall also include: (a) the names and addresses of the shareholders who intend to make the nomination and of the person or persons to be nominated; (b) a representation that such shareholders are holders of record of shares entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the recommendation; (c) the class and number of shares which are beneficially owned by such shareholders; (d) a description of all arrangements or understandings between such shareholders and each nominee and any other person or persons nominations are to be made by such shareholders; and (e) such other information regarding each nominee proposed by such shareholders as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act. Our Nominating and Corporate Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure, including, as applicable, any subsequent changes to our bye-laws.

          Any shareholder proposal for the 2012 annual general meeting, other than with respect to a nominee for election as a director, which is submitted outside the processes of Rule 14a-8 shall be considered untimely unless received by the Secretary in writing no later than November [__]. 2011, provided that if the 2012 annual general meeting is held more than 30 days from May 2, 2012, the deadline for such proposal is a reasonable time before we print our proxy materials for the 2012 annual general meeting. If a shareholder proposal is introduced at the 2012 annual general meeting of shareholders without any discussion of the proposal in the 2012 Proxy Statement and the shareholder does not notify Alterra Capital of the intent to raise such proposal at the annual general meeting of shareholders, then proxies received by Alterra Capital for the 2012 annual general meeting of shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

Costs of Solicitation

          The cost of this proxy solicitation will be borne by Alterra Capital. In addition to solicitation by mail and the internet, officers, directors and employees of Alterra Capital may solicit proxies by telephone, facsimile or in person, although no compensation will be paid for such solicitation. Alterra Capital may also request banks and brokers to solicit their customers who have a beneficial interest in our common shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

By Order of the Board of Directors

Carol S. Rivers Secretary Dated: March [__], 2011

ANNEX A

GLOSSARY OF NAMES

Entity’s legal name	Reference

Alterra Agency Limited	Alterra Agency

Alterra Diversified Strategies Limited	Alterra Diversified

Alterra at Lloyd’s Limited	Alterra at Lloyd’s

Alterra Bermuda Limited	Alterra Bermuda

Alterra Capital Holdings Limited	Alterra Capital

Alterra Holdings Limited	Alterra Holdings

Alterra Managers Limited	Alterra Managers

New Point III Limited	New Point III

New Point Re III Limited	New Point Re

A-1

Annex B

AMENDED AND RESTATED BYE-LAWS

of

Alterra Capital Holdings Limited

(Amended and Restated as of May 2, 2011)

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person, provided, that no Member of the Company shall be deemed an Affiliate of another Member solely by reason of an investment in the Company. For purposes of this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Cause” means shall mean (i) habitual drug or alcohol use which impairs the ability of the Director to perform his/her duties hereunder; (ii) Director’s conviction by a court of competent jurisdiction, or a pleading of “no contest” or guilty to a felony or the equivalent if outside the United States; (iii) Director’s engaging in fraud, embezzlement or any other illegal conduct with respect to the Company, which acts are materially harmful to, either financially, or to the business reputation of, the Company; (iv) Director’s wilful failure or refusal to perform his or her duties as a director, or (vi) the Director otherwise breaches any material written Company policy regarding the conduct of its directors and such breach results in material economic or reputational harm to the Company.

                    (g) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or any federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Code or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

                    (h) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (i) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (j) “Controlled Shares” in reference to any Person means all Common Shares of the Company directly, indirectly or constructively owned by such Person as determined pursuant to Section 958 of the Code. When determining the number of Controlled Shares of a Person who is a member of a Group (as defined below), all of the Controlled Shares of each other member of such Group (other than any Controlled Shares otherwise owned by such Person pursuant to Section 958 of the Code), shall be treated as Controlled Shares of such Person. For purposes of these Bye-laws, the Group shall be any group of Members who are U.S. Persons if the members of such group notify the Company in writing at least 10 days prior to a vote or approval of the Members that such group irrevocably elects to be treated as a Group it being understood that such designation of a Group shall not prohibit the Company or the Board from taking any action required or permitted under these Bye-laws.

                    (k) “Designated Subsidiary” has the meaning specified in Bye-law 91;

                    (l) “Director” means a director of the Company;

                    (m) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, or any federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Exchange Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

                    (n) “Fair Market Value” means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws, (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent nationally recognised investment banking firm chosen by the Board and reasonably satisfactory to the Member whose shares are to be so repurchased by the Company, provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;

                    (o) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (p) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (q) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (r) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (s) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (t) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (u) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (v) “Repurchase Notice” has the meaning specified in Bye-law 11(1)(c);

                    (w) “Repurchase Price” has the meaning specified in Bye-law 11(1)(b);

                    (x) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (y) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (z) “Securities Act” means the United States Securities Act of 1933, as amended from time to time, or any federal statute from time to time in effect which has replaced such statute, and any reference in these Bye-laws to a provision of the Securities Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a federal law, or any federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

                    (aa) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (bb) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (cc) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (dd) “United States” and “U.S.” each means the United States of America and any territory and political subdivision thereof;

                    (ee) “U.S. Person” means a “United States Person” as defined in Section 7701(a)(30) of the Code;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

          The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

          The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) Purchase of Common Shares

               (a) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

               (b) Subject to the Act, if the Board in its sole discretion determines that ownership of shares of the Company by any Member may result in adverse tax, regulatory or legal consequences to the Company, any Subsidiary of the Company or any other Member (including if such consequence arises as a result of any U.S. Person owning Controlled Shares of 9.5% or more of the value of the Company or the voting shares of the Company after giving effect to any adjustment to voting power required by Bye-law 52), the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Member to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the Business Day immediately prior to the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Members (to the extent possible under the circumstances). In the event that the Company determines to purchase any such shares, the Company will be entitled to assign its purchase right to a third party or parties, including one or more of the other Members, with the consent of such assignee. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

          (c) In the event that the Company or its assignee(s) determines to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Repurchase Notice”) at least seven (7) calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obligated to give general notice to the Members of any intention to purchase or the conclusion of any purchase of shares of the Company. The closing of any such purchase of shares of the Company shall be no less than seven (7) calendar days after receipt of the Repurchase Notice by the Member, unless such Member agrees to a shorter period, and payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check.

          (2) Restrictions on repurchases of shares

          If the Company purchases any shares pursuant to this Bye-law 11, it shall do so only in a manner that the Board believes would not result, upon consummation of such transaction, in any U.S. Person owning Controlled Shares of 9.5% or more of the value of the Company or the voting shares of the Company (after giving effect to any adjustment to voting power required by

Bye-law 52). Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the provisions of this Bye-law 11(2).

          (3) Power to discontinue the Company

          The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least six (6) and no more than twenty-one (21) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected by the Members shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated.

          (3) No person other than a Director retiring at the meeting shall, unless recommended by the Board or a committee thereof for election, be eligible for election as a Director at any general meeting unless there shall have been lodged at the Company notice in writing signed by Members holding at least 70% of the issued and outstanding shares entitled to vote at the meeting for which such notice is given of their intention to propose such person for election and also notice in writing signed by the person to be proposed of his or her willingness to being named as a nominee and to serve as a director if elected. Each such notice must be received by the Secretary at the Company’s principal executive office as follows: (x) in the case of an annual general meeting, not later than the close of business on the 120thday nor earlier than the opening of business on the 150th day before the anniversary date of the immediately preceding annual general meeting; provided, that if the annual general meeting is called for a date that is more than 30 days earlier or more than 60 days after such anniversary date, notice by the Members to be timely must be so received not earlier than the opening of business on the 150th day before the meeting and not later than the later of (i) the close of business on the 120th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual general meeting is first made by the Company; and (y) in the case of a special general meeting called for the purpose of electing directors, not earlier than the opening of business on the 150th day before the meeting and not later than the later of (i) the close of business on the 120th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the special general meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual general meeting or special general meeting shall not commence a new time period for the giving of a Member’s notice as described in this Bye-Law 12(3).

                    (a) To be in proper written form, a Member’s notice to the Secretary must also include (i) as to each person whom the Members propose to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of shares of the Company that are owned of record or are directly or indirectly owned beneficially by the person, (D) any Derivative Instrument directly or indirectly owned beneficially by such nominee and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act; and (ii) as to the Members giving the notice; (A) the names and addresses of the Members, as they appear in the Register of Members and the name and address of any Member Associated Person; (B) a representation that the Members are holders of record of shares entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) the class and number of shares of the Company that are owned of record or directly or indirectly beneficially owned by each of the Members and any Member Associated Person; (D) a description of all agreements, arrangements or understandings (written or oral) between or among any of the Members, any Member Associated Person, any proposed nominee or any other Person or Persons (including their names) pursuant to which the nomination or nominations are to be made by such Members; (E) any Derivative Instrument directly or indirectly owned beneficially by any such Member or any Member Associated Person and any other direct or indirect opportunity of any such Member or any Member Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Company; (F) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which any such Member or any Member Associated Person has a right to vote any shares of the Company; (G) any short interest in any security of the Company held by any such Member or any Member Associated Person (for purposes of this Bye-Law 12(3) a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (H) any rights beneficially owned, directly or indirectly, by any such Member or any Member Associated Person to dividends on the shares of the Company that are separated or separable from the underlying shares of the Company; (I) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any such Member or any Member Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (J) any performance-related fees (other than an asset-based fee) that any such Member or any Member Associated Person is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including any such interests held by members of any such Member’s or any Member Associated Person’s immediate family sharing the same household; (K) any other information relating to any such Member and any Member Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act; (L) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any such Member or any Member Associated

Person, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand; and (M) a statement of whether any Member or any Member Associated Person intends, or is part of a group that intends, to solicit proxies for the election of the proposed nominee. With respect to each person, if any, whom such Members propose to nominate for election to the Board, a Member’s notice must, in addition to the matters set forth above, also include a completed and signed questionnaire, representation and agreement required by Bye-Law 12(3)(e).

                    (b) A Member providing notice of a director nomination shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Bye-Law 12(3) shall be true and correct as of the record date for determining the Members entitled to notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company (i) in the case of the update and supplement required to be made as of such record date, not later than five business days after such record date and (ii) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof). In addition, at the request of the Board, a proposed nominee shall furnish to the Secretary of the Company within ten days after receipt of such request such information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Member’s understanding of the independence, or lack thereof, of such nominee, and if such information is not furnished within such time period, the notice of such director’s nomination shall not be considered to have been timely given for purposes of this Bye-Law 12(3).

                    (c) If the Board determines that any nomination was not made in accordance with the provisions of this Bye-Law 12(3), then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Bye-Law 12(3), if the Member (or a qualified representative of the Member) does not appear at the general meeting of Members of the Company to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

                    (d) In addition to the provisions of this Bye-Law 12(3), a Member shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

                    (e) To be eligible to be a nominee for election as a Director, a person must deliver (in accordance with the time periods prescribed for delivery of notice set forth above in this Bye-Law 12(3)) to the Secretary at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other Person on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director, with such person’s fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein and (D) in such person’s individual capacity and on behalf of any Person on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with all applicable corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company publicly disclosed from time to time. The Company may also require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent Director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee or that would be required to be disclosed to any regulatory authority of the Company or any of its Subsidiaries pursuant to applicable law and regulation, including the Bermuda Monetary Authority.

                    (j) In this Bye-law 12(3), the following words and expressions shall have the following meanings:

                    “Derivative Instrument” means an option, warrant, convertible security, share appreciation right, swap or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right is subject to settlement in the underlying class or series of shares of the Company or otherwise;

                    “Member Associated Person” means for any Member (i) any person controlling, directly or indirectly, or acting in concert with, such Member, (ii) any beneficial owner of shares of the Company owned of record or beneficially by such Member or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii);

                    “Voting Commitment” has the meaning specified in Bye-Law 12(3).

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Observer

          There shall be no alternate Directors and no Member or Director shall have the right to designate any person to attend meetings of the Board or committees of the Board as a non-voting observer.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director; provided, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal. A Director may only be removed pursuant to this Bye-law 15 for Cause.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

               (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

               (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

               (c) is or becomes disqualified or of unsound mind or dies; or

               (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided at least two (2) days in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

          (1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

          (3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 91, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

          The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

          The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

          The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

          The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carring the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 62 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

          (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

          (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

          (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 62 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

          (5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

          (6) This Bye-law shall not apply to:-

                    (a) a resolution passed pursuant to Section 89(5) of the Act; or

                    (b) a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.

43.	Attendance of Directors

          The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

          (2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 62, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          (1) Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

          (2) The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith) not less than 24 hours or such other period as the Board may determine, prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

          (3) Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at that meeting or in connection with that written resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

          (4) A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no notice in writing of such death, insanity or revocation shall have been received by the Company at the registered office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

          (5) Subject to the Act, the Board may, or the chairman of the relevant meeting may at his or her discretion (with respect to such meeting only), waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions. The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Limitation on voting rights of Controlled Shares.

          (1) Prior to the date on which Members shall vote on any matter, the Board shall take all reasonable steps necessary to ascertain whether there exists a Tentative 9.5% U.S. Shareholder. In the event that a Tentative 9.5% U.S. Shareholder exists, the aggregate votes conferred by shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Shareholder will constitute less than 9.5% of the voting power of all shares. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in descending order according to the respective percentages of such Members’ shares that are treated as Controlled Shares, provided, that in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder’s economic interest in (as opposed to voting control with respect to) such shares. The adjustments of voting power described in this Bye-law shall be applied to the Tentative 9.5% U.S. Shareholders in the order of the number of Controlled Shares treated as owned by them, and shall be applied or re-applied repeatedly until there is no 9.5% U.S. Shareholder. If varying the order in which votes are reduced would result in a more equitable allocation of the reduction of the votes as determined by the Board in its sole discretion then the Board shall have discretion to vary the order in which votes are reduced. The Board may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (a) to avoid the existence of any 9.5% U.S. Shareholder or (b) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates; provided, that the Board will use reasonable efforts to ensure equal treatment to similarly situated Members to the extent possible under the circumstances. For the avoidance of doubt, in applying the provisions of this Bye-law 52, a share may carry a fraction of a vote.

          (2) In addition to the provisions of Bye-law 52(1), any shares shall not carry any right to vote to the extent that the Board determines, in its sole discretion, that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any Subsidiary of the Company or any other Member; provided, that the Board will use reasonable efforts to ensure equal treatment to similarly situated Members to the extent possible under the circumstances.

          (3) The Board shall have the authority to request from any holder of shares, and such holder of shares shall provide, such information as the Board may reasonably request for the purpose of determining whether any holder’s voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole discretion determine that such holder’s shares shall carry no voting rights in which case such shares shall not carry any voting rights until otherwise determined by the Board in its absolute discretion.

          (4) Any holder of shares shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is a Tentative 9.5% U.S. Shareholder.

          (5) The Board may rely on the information provided by a Member under Bye-law 52(3) and Bye-law 52(4) in the satisfaction of its obligations under this Bye-law 52. No Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under Bye-law 52(3) or from such Member’s failure to give notice under Bye-law 52(4).

          (6) The determination by the Board of any adjustments to voting power of any shares made pursuant to this Bye-law 52 shall be final and binding on all Persons. The Company shall have no obligation to provide notice to any Member of any adjustment to its voting power that may result from the application of this Bye-law 52.

          (7) In this Bye-law 52, the following words and expressions shall have the following meanings:

                    (a) “9.5% U.S. Shareholder” means a U.S. Person whose Controlled Shares constitute nine and one-half percent (9.5%) or more of the voting power of all shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.

                    (b) “Tentative 9.5% U.S. Shareholder” means a Person that, but for adjustments to the voting rights of shares pursuant to Bye-law 52(2)-(4), would be a 9.5% U.S. Shareholder.

53.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 53(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

54.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

55.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

56.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

57.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

          (2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

58.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

59.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

60.	Contents of Register of Members

          The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

61.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

62.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

63.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

64.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 64 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board in its sole discretion may decline to register the transfer of any shares if the Board determines that the transfer of shares of the Company by any Member may result in adverse tax, regulatory or legal consequences to the Company, any of its Subsidiaries or any of the Members (including if such consequence arises as a result of any U.S. Person owning Controlled Shares of 9.5% or more of the value of the Company or the voting shares of the Company after giving effect to any adjustment to voting power required by Bye-law 52).

          (3) The Board in its sole discretion may decline to register the transfer of any shares if the Board determines that the transfer of shares of the Company by any Member may require registration under the Securities Act or under any blue sky or other United States state securities laws or under the laws of any other jurisdiction and such registration has not been duly effected; provided, that in the case of this Bye-law 64(3), the Board shall be entitled to request and rely on an opinion of counsel to the transferor or the transferee, in form and substance satisfactory to the Board, that no such approval or consent is required and no such violation would occur, and the Board shall not be obligated to register any transfer absent the receipt of such an opinion.

          (4) Without limiting the foregoing, the Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (5) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

          (6) The Board may require any Member, or any Person proposing to acquire shares, to certify or otherwise provide information in writing as to such matters as the Board may request for the purpose of giving effect to Bye-laws 11(2), 11(3), 52(2) and 64(2), including as to such Person’s status, its Controlled Shares and other matters of the kind contemplated by Bye-

law 52. Such request shall be made by written notice and the certification or other information requested shall be provided to such place and within such period (not less than ten (10) Business Days after such notice is given unless the Board and such Member or proposed acquiror otherwise agree) as the Board may designate in such request. If any Member or proposed acquiror does not respond to any such request by the Board as requested, or if the Board has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issuance or purchase of shares to which such request relates.

65.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

66.	Lien on shares

          (1) The Company shall have a first and paramount lien and charge on all shares (whether fully paid-up or not or whether subject to a condition or contingency) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not or whether subject to a condition or contingency) by such Member or his or her estate, either alone or jointly with any other Person, whether a Member or not, but the Board may at any time declare any share to be wholly or in part exempt from the provisions of this Bye-law. The registration of a transfer of any such share shall operate as a waiver of the Company’s lien (if any) thereon. The Company’s lien (if any) on a share shall extend to all dividends or other monies payable in respect thereof.

          (2) The Company may sell or purchase, in such manner and on such terms (including price) as the Board think fit, any shares on which the Company has a lien, but no sale or purchase shall be made unless a sum in respect of which the lien exists is then presently payable, nor until the expiration of fourteen days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the relevant Member, or the Person, of which the Company has notice, entitled thereto by reason of such Member’s death or bankruptcy. Effective upon such sale or purchase, any certificate representing such shares prior to such sale shall become null and void, whether or not it was actually delivered to the Company.

          (3) To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

          (4) The proceeds of such sale or purchase shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the shares before the sale) be paid to the relevant Member or the Person entitled to the shares at the date of the sale.

TRANSMISSION OF SHARES

67.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

69.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

70.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

71.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

72.	Deduction of amounts due to the Company

          The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

73.	Unclaimed dividends

          Any dividend or distribution unclaimed for a period of six years from the date of declaration of such dividend or distribution shall be forfeited and shall revert and belong to the Company and the payment by the Board of any unclaimed dividend or distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.

74.	Interest on dividend

          No dividend or distribution shall bear interest against the Company.

CAPITALIZATION

75.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

76.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

77.	Financial year end

          The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

78.	Financial statements

          Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

79.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

80.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board

81.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

82.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or

Officers of the Company for any information in their possession relating to the books or affairs of the Company.

83.	Report of the Auditor

          (1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

84.	Notices to Members of the Company

          A notice may be given by the Company to a Member:

          (a) by delivering it to such Member in person; or

          (b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

          (d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

85.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

86.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 84(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 84(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

87.	The seal

          The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

88.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director; or (ii) any Officer; or (iii) the Secretary; or (iv) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

89.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

90.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

91.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 91 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

AMALGAMATION VOTING

92.	Member Vote to Approve an Amalgamation

          A resolution proposed for consideration at a general meeting to approve the amalgamation of the Company with any other company shall require the affirmative vote of a majority of the votes cast by Members present or represented by proxy and voting at such general meeting and the quorum for such general meeting shall be as set out in Bye-Law 39.

******

***

*

SCHEDULE – FORM A (BYE-LAW 63)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto _____________________________________________________________________________[transferee] of _______________________________________________________________________________________________________________________ [address] _______________________________________________________________________________________________________________________ [number of shares] shares of ______________________________________________________________________________________________________ [name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex C

AMENDED AND RESTATED BYE-LAWS

of

Alterra Bermuda Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		C-34

87.	Voting of subsidiary shares	C-34

Schedule – Form A (Bye-law 62)		C-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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*

SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex D

AMENDED AND RESTATED BYE-LAWS

of

Alterra Agency Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		D-34

87.	Voting of subsidiary shares	D-34

Schedule – Form A (Bye-law 62)		D-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex E

AMENDED AND RESTATED BYE-LAWS

of

Alterra Diversified Strategies Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		E-34

87.	Voting of subsidiary shares	E-34

Schedule – Form A (Bye-law 62)		E-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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*

SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex F

AMENDED AND RESTATED BYE-LAWS

of

Alterra Holdings Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		F-34

87.	Voting of subsidiary shares	F-34

Schedule – Form A (Bye-law 62)		F-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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*

SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex G

AMENDED AND RESTATED BYE-LAWS

of

Alterra Managers Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		G-34

87.	Voting of subsidiary shares	G-34

Schedule – Form A (Bye-law 62)		G-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex H

AMENDED AND RESTATED BYE-LAWS

of

New Point III Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		H-34

87.	Voting of subsidiary shares	H-34

Schedule – Form A (Bye-law 62)		H-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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*

SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

Annex I

AMENDED AND RESTATED BYE-LAWS

of

New Point Re III Limited

(Amended and Restated as of May 2, 2011)

CERTAIN SUBSIDIARIES		I-34

87.	Voting of subsidiary shares	I-34

Schedule – Form A (Bye-law 62)		I-36

INTERPRETATION

1.	Interpretation

          (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

                    (a) “Act” means the Companies Act 1981 as amended from time to time;

                    (b) “Alternate Director” means an alternate director appointed in accordance with these Bye-laws;

                    (c) “Auditor” means any Person appointed to audit the accounts of the Company;

                    (d) “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

                    (e) “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;

                    (f) “Common Shares” means the common shares of the Company, initially having a par value of US$1.00 per share, and includes a fraction of a Common Share;

                    (g) “Company” means the company for which these Bye-laws are approved and confirmed;

                    (h) “Designated Subsidiary” has the meaning specified in Bye-law 87;

                    (i) “Director” means a director of the Company;

                    (j) “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;

                    (k) “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

                    (l) “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

                    (m) “Officer” means any Person appointed by the Board to hold an office in the Company;

                    (n) “Person” means any individual, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or person, whether or not recognised as constituting a separate legal entity;

                    (o) “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

                    (p) “Register of Members” means the Register of Members referred to in these Bye-laws;

                    (q) “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;

                    (r) “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;

                    (s) “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

                    (t) “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

                    (u) “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

                    (v) “United States” means the United States of America and any territory and political subdivision thereof;

          (2) In these Bye-laws, where not inconsistent with the context:

                    (a) words denoting the plural number include the singular number and vice versa;

                    (b) words denoting the masculine gender include the feminine gender;

                    (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

                    (d) the word:

                              (i) “may” shall be construed as permissive;
                              (ii) “shall” shall be construed as imperative; and

                    (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

          (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

          (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

          (5) In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS

2.	Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.	Management of the Company

          (1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

          (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.	Power to appoint managing director or chief executive officer

          The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.	Power to appoint manager

          The Board may appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.	Power to authorise specific actions

          The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.

7.	Power to appoint attorney

          The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8.	Power to delegate to a committee

          (1) The Board may delegate any of its powers to one or more committees appointed by the Board (and the Board may appoint alternative committee members or authorise the committee members to appoint their own alternates), which may consist partly or entirely of non-Directors.

          (2) All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. Each committee may adopt rules for the conduct of its affairs, including rules governing the adoption of resolutions by unanimous written consent, and the place, time, and notice of meetings, as shall be advisable and as shall not be inconsistent with these Bye-laws regarding Board meetings or with any applicable resolution adopted by the Board. Notwithstanding the foregoing, no committee may hold a meeting within the United States. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.

9.	Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.	Power to borrow and charge property

          The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.	Exercise of power to purchase shares of or discontinue the Company

          (1) The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.	Election of Directors

          (1) The Board shall consist of at least three (3) and no more than ten (10) Directors as determined from time to time by resolution of the Board. Any increase in the size of the Board pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

          (2) Directors elected to the Board shall hold office for a term commencing on their election and expiring at the annual general meeting in the third year following their election or for such other term as the Members may determine or until their successors are elected or appointed or their office is otherwise vacated. A Director retiring upon the expiration of a term of office at an annual general meeting shall be eligible for reappointment for a further term. Upon adoption of these Bye-laws, the incumbent Directors shall hold office for a term expiring at the Company’s 2014 annual general meeting.

13.	Defects in appointment of Directors

          All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.	Alternate Directors/Proxies

          (a) Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative, provided, that such person shall not be counted more than once in determining whether or not a quorum is present.

          (b) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director or Directors for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director or Directors for whom such Alternate Director was appointed.

          (c) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

          (d) Unless the Members otherwise resolve, any Director may appoint another Director to act as a proxy for the Director by notice in writing deposited with the Secretary. Any Director so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed as a proxy. The appointment of a Director as a proxy for another Director may be either general or in respect of a particular meeting or meetings specified in the notice of the appointment. Such appointment may be revoked at any time by notice in writing given to the Secretary by the Director who made the appointment. A Director appointed as proxy for another Director may, subject to the provisions of these Bye-laws, vote at any such meeting on his own behalf as well as on behalf of the Director who appointed him, provided, that a Director appointed as proxy for another Director shall not be entitled to vote at any meeting on behalf of the Director who appointed him if the Director who appointed him is himself present at that meeting.

15.	Removal of Directors

          (1) Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director.

          (2) A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.	Other Vacancies on the Board

          (1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification, resignation or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

          (2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

          (3) The office of Director shall be deemed to be vacated if the Director:

                    (a) is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

                    (b) is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

                    (c) is or becomes disqualified or of unsound mind or dies; or

                    (d) resigns his or her office by notice in writing to the Company.

17.	Notice of meetings of the Board

          (1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board must be provided one (1) day in advance of such meeting, and must state the date, time, place (which shall not be in the United States) and the general nature of the business to be considered at the meeting unless the Directors unanimously agree to waive notice of such meeting. Notwithstanding the foregoing, shorter notice shall be valid if it is reasonable under the circumstances.

          (2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18.	Quorum at meetings of the Board

          The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.

19.	Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

          (2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, that no such meeting of the Board shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no person shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be void and of no force or effect. Notwithstanding the forgoing, if a majority of the Directors participating in any meeting are participating in the meeting from a location outside the United States, a Director may, with the permission of the Chairman (which shall not be granted to any Director on a regular basis) listen to (but not communicate, participate or vote at) the meeting by telephone, electronic or other communication facility in or from or connected to the United States.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.	Unanimous written resolutions

          A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

21.	Contracts and disclosure of Directors’ interests

          (1) Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

          (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

          (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.	Remuneration of Directors

          (1) The remuneration of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

          (2) A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

          (3) The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

23.	Other interests of Directors

          A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. Subject to the provisions of Bye-law 87, the Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.

OFFICERS

24.	Officers of the Company

          The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.

25.	Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.

26.	Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.	Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.	Chairman of meetings

          Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and, if not, the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.	Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.	Obligations of Board to keep minutes

          (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

                    (a) of all elections and appointments of Officers;

                    (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

                    (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.

          (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.	Indemnification of Directors and Officers of the Company

          (1) The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board) and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Director, Secretary or other Officer acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided, that this indemnity shall not extend to any matter prohibited by the Act.

          (2) Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Bye-law 31(1). Such determination shall be made (a) by the Board by a majority vote of disinterested Directors or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (c) by a majority vote of the Members. The Company shall purchase and maintain insurance to protect itself and any Director, Secretary, other Officer or employee entitled to indemnification pursuant to this Bye-law 31, to the fullest extent permitted by law.

          (3) Expenses (including attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (a) a majority vote of Directors who were not parties to such action, suit or proceeding or (b) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Indemnified Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this Bye-law 31(3). Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

          (4) The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (5) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          (6) No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.	Waiver of claim by Member

          Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.	Notice of annual general meeting

          The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five (5) days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.	Notice of special general meeting

          The Chairman or the President or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five (5) days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 61 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

35.	Accidental omission of notice of general meeting; Business to be conducted

          (1) The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

          (2) Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairman of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

36.	Meeting called on requisition of Members

          The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.	Short notice

          A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.

38.	Postponement or cancellation of meetings

          The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.	Quorum for general meeting

          At any general meeting of the Company two or more persons present in person and representing in person or by proxy more than 50% of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 61 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman of the meeting which shall not be treated as part of the business of the meeting.

40.	Adjournment of meetings

          (1) The chairman of a general meeting may, with the consent of 50% of the Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

          (2) In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

                    (a) it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or

                    (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

                    (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

41.	Attendance at meetings

          Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided, that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

42.	Written resolutions

          (1) Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 61 would be entitled to attend the meeting and vote on the resolution.

          (2) A resolution in writing may be signed by any number of counterparts.

          (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided, that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

          (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to a resolution passed pursuant to Section 89(5) of the Act.

43.	Attendance of Directors

The Directors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.	Voting at meetings

          (1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

          (3) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.	Voting on show of hands

          At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.	Decision of chairman

          At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47.	Demand for a poll

          (1) Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

                    (a) the chairman of such meeting; or

                    (b) at least three Members present in person or represented by proxy; or

                    (c) any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

                    (d) any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

          (2) Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

          (3) A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

          (4) Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. The Board may appoint one or more inspectors to act at any general meeting where a vote is taken by a poll. Each inspector shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his, her or its ability. The inspectors shall determine the number of shares issued and outstanding and the voting power of each, by reference to the Register of Members as at the relevant record date determined pursuant to Bye-law 61, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and examine and count all ballots and determine the results of any vote. The inspector shall also hear and determine challenges and questions arising in connection with the right to vote. No Director or candidate for the office of Director shall act as an inspector. The determination and decision of the inspectors shall be final and binding.

48.	Seniority of joint holders voting

          In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.	Instrument of proxy

          Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two or more shares may appoint more than one proxy to represent such Member and vote on its behalf in respect of different shares.

50.	Representation of corporations at meetings

          A corporation which is a Member may, by written instrument, authorise one or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES

51.	Rights of shares

          (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

                    (a) be entitled to one vote per share;

                    (b) be entitled to share equally and ratably in such dividends as the Board may from time to time declare;

                    (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and

                    (d) generally be entitled to enjoy all of the rights attaching to shares.

          (2) All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.	Power to issue shares

          (1) Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

          (2) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

          (3) Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine and any class or series of shares may be issued with such preferred or other special rights as the Board may determine. The Board may establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 52(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

          (4) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

          (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with an acquisition or proposed acquisition by any Person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted pursuant to the Act.

          (6) The Company may from time to time do any one or more of the following things:

                    (a) make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

                    (b) accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;

                    (c) pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

                    (d) issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

53.	Variation of rights and alteration of share capital

          (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of seventy-five percent (75%) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

          (2) The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

54.	Registered holder of shares

          (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

          (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one holder can give an effectual receipt for any dividend paid in respect of such shares.

55.	Death of a joint holder

          Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

56.	Share certificates

          (1) Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2) The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

          (3) If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

57.	Calls on shares

          The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).

58.	Forfeiture of shares

          (1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

          (2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

          (3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS

59.	Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

60.	Inspection of Register of Members

          (1) The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The

Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

          (2) Subject to the provisions of the Act, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

61.	Determination of record dates

          Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

                    (a) determining the Members entitled to receive any dividend;

                    (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company (and the Board may determine a different record date for any adjournment or postponement thereof);

                    (c) determining the Members entitled to execute a resolution in writing; and

                    (d) determining the number of issued and outstanding shares for or in connection with any purpose.

TRANSFER OF SHARES

62.	Instrument of transfer

          (1) An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

          (2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

          (3) Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

63.	Restriction on transfer

          (1) Subject to the Act, this Bye-law 63 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty days of such refusal.

          (2) The Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

          (3) The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than forty-five (45) days in any period of three hundred and sixty five (365) consecutive days.

64.	Transfers by joint holders

          The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

65.	Representative of deceased Member

          In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

66.	Registration on death or bankruptcy

          Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

67.	Declaration of dividends by the Board

          The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

68.	Other distributions

          The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.

69.	Reserve fund

          The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.

70.	Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALIZATION

71.	Issue of bonus shares

          (1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

          (2) The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

72.	Records of account

          The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

                    (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

                    (b) all sales and purchases of goods by the Company; and

                    (c) the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

73.	Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

74.	Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

75.	Appointment of Auditor

          Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

76.	Remuneration of Auditor

          The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.

77.	Vacancy of office of Auditor

          If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.

78.	Access to books of the Company

          The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

79.	Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

          (2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

          (3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

80.	Notices to Members of the Company

A notice may be given by the Company to a Member:

(a) by delivering it to such Member in person; or

(b) by sending it by letter mail or courier to such Member’s address in the Register of Members; or

          (c) by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d) by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

81.	Notices to joint Members

          Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

82.	Service and delivery of notice

          Any notice delivered in accordance with Bye-law 80(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 80(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

SEAL OF THE COMPANY

83.	The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use inside or outside Bermuda.

84.	Manner in which seal is to be affixed

          The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (a) any Director; or (b) any Officer; or (c) the Secretary; or (d) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

WINDING UP

85.	Winding up/distribution by liquidator

          If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

86.	Alteration of Bye-laws

          No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

CERTAIN SUBSIDIARIES

87.	Voting of subsidiary shares

          (1) The Board may designate any Subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the law of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any Subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as being subject to the provisions of this Bye-law 87 (any such Subsidiary that is so designated, a “Designated Subsidiary”).

          (2) Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Directors shall refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members and seek instruction from the Members for the Company’s corporate representative or proxy to vote either in favour of or against the resolution proposed by such Designated Subsidiary. The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s shares in such Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by such Designated Subsidiary.

          (3) The Company may enter into agreements with each Designated Subsidiary to effectuate or implement this Bye-law and shall take such other actions as are necessary to effectuate or implement this Bye-law.

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****

*

SCHEDULE – FORM A (BYE-LAW 62)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED _________________________________________________________________________________________________ [amount] _____________________________________________________________________________________________________________________________________ [transferor] hereby sell assign and transfer unto________________________________________________________________________________[transferee] of______________________________________________________________________________________________________________________[address] ______________________________________________________________________________________________________________________[number of shares] shares of_________________________________________________________________________________________________________[name of Company]

Dated

(Transferor)

In the presence of:

(Witness)

(Transferee)

In the presence of:

(Witness)

PLEASE FOLD TO FIT INTO RETURN ENVELOPE

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE COMMON SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE						Please Mark Here for Address
IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES						Change or Comments		☐
REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND FOR THE ONE YEAR OPTION FOR ITEM 7.						SEE REVERSE SIDE

						FOR	AGAINST	ABSTAIN
1a.	To elect Willis T. King, Jr. to the Board of Alterra Capital Holdings Limited to serve until the annual meeting of the shareholders in 2014					☐	☐	☐

						FOR	AGAINST	ABSTAIN
1b.	To elect James H. MacNaughton to the Board of Alterra Capital Holdings Limited to serve until the annual meeting of the shareholders in 2014					☐	☐	☐

						FOR	AGAINST	ABSTAIN
1c.	To elect Stephan F. Newhouse to the Board of Alterra Capital Holdings Limited to serve until the annual meeting of the shareholders in 2014					☐	☐	☐

						FOR	AGAINST	ABSTAIN
1d.	To elect Andrew H. Rush to the Board of Alterra Capital Holdings Limited to serve until the annual meeting of the shareholders in 2014					☐	☐	☐

						FOR	AGAINST	ABSTAIN
2.

To ratify the appointment of KPMG as the independent auditors of Alterra Capital Holdings Limited for 2011 and authorize the Board of Alterra Capital Holdings Limited to set the remuneration of the independent auditors.

						☐	☐	☐

						FOR	AGAINST	ABSTAIN
3.	To approve the Amended and Restated Bye-Laws of Alterra Capital Holdings Limited					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4a.	To authorize the approval of the the amended and restated bye-laws of Alterra Bermuda Limited.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4b.	To authorize the approval of the the amended and restated bye-laws of Alterra Agency Limited.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4c.	To authorize the approval of the the amended and restated bye-laws of Alterra Diversified Strategies Limited.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4d.	To authorize the approval of the the amended and restated bye-laws of Alterra Holdings Limited.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4e.	To authorize the approval of the the amended and restated bye-laws of Alterra Managers Limited.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4f.	To authorize the approval of the the amended and restated bye-laws of Alterra New Point III Limited.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
4g.	To authorize the approval of the the amended and restated bye-laws of Alterra New Point Re III Limited.					☐	☐	☐

5a.	To authorize the election of directors of Alterra Bermuda Limited:
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	W. Marston Becker (until 2014 annual general meeting)	☐	☐	☐	, John R. Berger (until 2014 annual general meeting)	☐	☐	☐
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	D. Andrew Cook (until 2014 annual general meeting)	☐	☐	☐	, Peter A. Minton (until 2014 annual general meeting)	☐	☐	☐
		FOR	AGAINST	ABSTAIN
	Joseph W. Roberts (until 2014 annual general meeting)	☐	☐	☐

5b.	To authorize the election of directors of Alterra Agency Limited:
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	Peter A. Minton (until 2013 annual general meeting)	☐	☐	☐	, Joseph W. Roberts (until 2013 annual general meeting)	☐	☐	☐

5c.	To authorize the election of directors of New Point III Limited:
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	Peter A. Minton (until 2013 annual general meeting)	☐	☐	☐	, Joseph W. Roberts (until 2013 annual general meeting)	☐	☐	☐

5d.	To authorize the election of directors of New Point Re III Limited:
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	Peter A. Minton (until 2013 annual general meeting)	☐	☐	☐	, Joseph W. Roberts (until 2013 annual general meeting)	☐	☐	☐
						FOR	AGAINST	ABSTAIN
6.	To cast a non binding advisory vote on Alterra Capital Holdings Limited’s executive compensation					☐	☐	☐
					1 YEAR	2 YEARS	3 YEARS	ABSTAIN
7.	To cast a non binding advisory vote on the frequency of Alterra Capital Holdings Limited’s future executive compensation advisory votes				☐	☐	☐	☐

IN WITNESS WHEREOF, the undersigned has executed this Proxy on this ___ day of ___ 2011.

Business Entity:

(Print name of corporation, partnership or other business entity)

By:

Name:
Title:

Individual:

(Print name of individual)

(Signature)

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should indicate their full title.

PLEASE FOLD TO FIT INTO RETURN ENVELOPE

Vote by Internet or Mail
24 Hours a Day, 7 Days a Week
Internet voting is available through 1:00 PM Atlantic Time
on the business day prior to the annual meeting.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		MAIL
http://www.proxyvoting.com/alte		Mark, sign and date your
Use the Internet to vote your proxy. Have your	OR	proxy card and return it
proxy card in hand when you access the website.		in the enclosed postage-paid envelope.

If you vote your proxy by Internet,
you do NOT need to mail back your proxy card.

You can view the Proxy Statement and Annual Report on the Internet at http://www.ourmaterials.com/alterra

If you have questions or need assistance voting your shares please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

PROXY

Alterra Capital Holdings Limited
ANNUAL GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Carol S. Rivers and Rachael M. Lathan-Webber, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all the Common Shares of Alterra Capital Holdings Limited held in the name of the undersigned at the close of business on February 28, 2011, at the Annual Meeting of Shareholders to be held on May 2, 2011, at [          ] (Atlantic Time), and at any adjournment thereof, with all the powers the undersigned would have if personally present, as set forth below.

Address Change/Comments (Mark the corresponding box on the reverse side)